UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

[ ]	Preliminary Information Statement.

[ ]	Confidential, for Use of the Commission only (as permitted by Rule 14c-5(d)(2))

[X]	Definitive Information Statement.

Catholic Responsible Investments Funds
(Name of Registrant as Specified In Charter)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

CATHOLIC RESPONSIBLE INVESTMENTS FUNDS

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Catholic Responsible Investments Magnus 45/55 Fund

Catholic Responsible Investments Magnus 60/40 Beta Plus Fund

Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund

Catholic Responsible Investments Magnus 75/25 Fund

Catholic Responsible Investments Ultra Short Bond Fund

Catholic Responsible Investments Short Duration Bond Fund

Catholic Responsible Investments Opportunistic Bond Fund

Catholic Responsible Investments Bond Fund

Catholic Responsible Investments Equity Index Fund

Catholic Responsible Investments Multi-Style US Equity Fund

Catholic Responsible Investments International Equity Fund

Catholic Responsible Investments Small-Cap Fund

Catholic Responsible Investments International Small-Cap Fund

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF INFORMATION STATEMENT

The Information Statement is available at

https://cbisonline.com/us/legal-financial/

August 19, 2024

As a shareholder of the Catholic Responsible Investments Magnus 45/55 Fund, Catholic Responsible Investments Magnus 60/40 Beta Plus Fund, Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund, Catholic Responsible Investments Magnus 75/25 Fund, Catholic Responsible Investments Ultra Short Bond Fund, Catholic Responsible Investments Short Duration Bond Fund, Catholic Responsible Investments Opportunistic Bond Fund, Catholic Responsible Investments Bond Fund, Catholic Responsible Investments Equity Index Fund, Catholic Responsible Investments Multi-Style US Equity Fund, Catholic Responsible Investments International Equity Fund, Catholic Responsible Investments Small-Cap Fund and/or Catholic Responsible Investments International Small-Cap Fund, as applicable (the “Funds”), each a series of Catholic Responsible Investments Funds (the “Trust”), you are receiving this notice regarding the internet availability of an information statement (the “Information Statement”) relating to the hiring of: (i) Mercer Investments LLC (“Mercer”) as the Funds’ primary sub-adviser; (ii) Allspring Global Investments, LLC (“Allspring Investments”) as an investment sub-adviser to the Catholic Responsible Investments International Small-Cap Fund; (iii) Boston Partners Global Investors, Inc. (“Boston Partners”) as an investment sub-adviser to the Catholic Responsible Investments Multi-Style US Equity Fund; (iv) Loomis, Sayles & Company, L.P. (“Loomis Sayles”) as an investment sub-adviser to the Catholic Responsible Investments Bond Fund; (v) Parametric Portfolio Associates LLC (“Parametric”) as an investment sub-adviser to the Catholic Responsible Investments International Small-Cap Fund; (vi) T. Rowe Price Associates, Inc. (“T. Rowe Price”) as an investment sub-adviser to the Catholic Responsible Investments Multi-Style US Equity Fund; and (vii) William Blair Investment Management, LLC (“William Blair” and, together with Mercer, Allspring Investments, Boston Partners, Loomis Sayles, Parametric and T. Rowe Price, the “Sub-Advisers”) as an investment sub-adviser to the Catholic Responsible Investments Multi-Style US Equity Fund. This notice presents only an overview of the more complete Information Statement. We encourage you to review all of the important information contained in the Information Statement. The Information Statement is for informational purposes only and, as a shareholder of the Funds, you need not take any action.

Summary of Information Statement

As discussed in greater detail in the Information Statement, at meetings held on May 20 – 21, 2024 and June 12, 2024, the Board of Trustees of the Trust (the “Board”) approved: (i) an investment sub-advisory agreement between Christian Brothers Investment Services, Inc. (“CBIS”), the investment adviser of the Funds, and Mercer, pursuant to which Mercer serves as each of the Fund’s primary sub-adviser (the “New Mercer Sub-Advisory Agreement”); (ii) an investment sub-advisory agreement between CBIS and Allspring Investments, pursuant to which Allspring Investments serves as an investment sub-adviser to the Catholic Responsible Investments International Small-Cap Fund (the “New Allspring Investments Sub-Advisory Agreement”); (iii) an investment sub-advisory agreement between CBIS and Boston Partners, pursuant to which Boston Partners serves as an investment sub-adviser to the Catholic Responsible Investments Multi-Style US Equity Fund (the “New Boston Partners Sub-Advisory Agreement”); (iv) an investment sub-advisory agreement between CBIS and Loomis Sayles, pursuant to which Loomis Sayles serves as an investment sub-adviser to the Catholic Responsible Investments Bond Fund (the “New Loomis Sayles Sub-Advisory Agreement”); (v) an investment sub-advisory agreement between CBIS and Parametric, pursuant to which Parametric serves as an investment sub-adviser to the Catholic Responsible Investments International Small-Cap Fund (the “New Parametric Sub-Advisory Agreement”); (vi) an investment sub-advisory agreement between CBIS and T. Rowe Price, pursuant to which T. Rowe Price serves as an investment sub-adviser to the Catholic Responsible Investments Multi-Style US Equity Fund (the “New T. Rowe Price Sub-Advisory Agreement”); and (vii) an investment sub-advisory agreement between CBIS and William Blair, pursuant to which William Blair serves as an investment sub-adviser to the Catholic Responsible Investments Multi-Style US Equity Fund (the “New William Blair Sub-Advisory Agreement” and, together with the New Mercer Sub-Advisory Agreement, New Allspring Investments Sub-Advisory Agreement, New Boston Partners Sub-Advisory Agreement, New Loomis Sayles Sub-Advisory Agreement, New Parametric Sub-Advisory Agreement and New T. Rowe Price Sub-Advisory Agreement, the “New Sub-Advisory Agreements”). The Board approved the appointments of Mercer, Allspring Investments, Boston Partners, Loomis Sayles, Parametric, T. Rowe Price and William Blair to be effective as of a date determined by the officers of the Trust, which the officers determined to be: (i) May 21, 2024 with respect to Mercer; (ii) July 9, 2024 with respect to Parametric; (iii) July 10, 2024 with respect to Boston Partners; (iv) July 11, 2024 with respect to Loomis Sayles, T. Rowe Price and William Blair; and (v) July 17, 2024 with respect to Allspring Investments.

The U.S. Securities and Exchange Commission has issued an exemptive order that permits CBIS to enter into and materially amend sub-advisory agreements with the approval of the Board, but without obtaining shareholder approval. A condition of this order requires CBIS to furnish shareholders with information about the sub-advisers and the sub-advisory agreements. Accordingly, the purpose of the Information Statement is to furnish shareholders with detailed information about the Sub-Advisers and the New Sub-Advisory Agreements.

You may print and view the full Information Statement on the internet at https://cbisonline.com/us/legal-financial/. The Information Statement will be available on the website until at least November 17, 2024. To view and print the Information Statement, click on the link of the Information Statement in order to open the document. A paper or email copy of the Information Statement is available, free of charge, by contacting the Funds by telephone at 866-348-6466 or by mail at: Catholic Responsible Investments Funds, c/o Atlantic Shareholder Services, LLC, Three Canal Plaza, Ground Floor, Portland, ME 04101 until November 17, 2024. The Funds’ most recent annual report dated October 31, 2023 and the Funds’ most recent semi-annual report dated April 30, 2024 are available upon request, without charge, by contacting your financial intermediary or writing to the Funds at: Catholic Responsible Investments Funds, c/o Atlantic Shareholder Services, LLC, Three Canal Plaza, Ground Floor, Portland, ME 04101 or calling 866-348-6466.

2

CATHOLIC RESPONSIBLE INVESTMENTS FUNDS

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Catholic Responsible Investments Magnus 45/55 Fund

Catholic Responsible Investments Magnus 60/40 Beta Plus Fund

Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund

Catholic Responsible Investments Magnus 75/25 Fund

Catholic Responsible Investments Ultra Short Bond Fund

Catholic Responsible Investments Short Duration Bond Fund

Catholic Responsible Investments Opportunistic Bond Fund

Catholic Responsible Investments Bond Fund

Catholic Responsible Investments Equity Index Fund

Catholic Responsible Investments Multi-Style US Equity Fund

Catholic Responsible Investments International Equity Fund

Catholic Responsible Investments Small-Cap Fund

Catholic Responsible Investments International Small-Cap Fund

INFORMATION STATEMENT

August 19, 2024

This information statement (the “Information Statement”) is being made available to the shareholders of:

•	the Catholic Responsible Investments Magnus 45/55 Fund, Catholic Responsible Investments Magnus 60/40 Beta Plus Fund, Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund and Catholic Responsible Investments Magnus 75/25 Fund (the “Magnus Funds”); and
•	the Catholic Responsible Investments Ultra Short Bond Fund, Catholic Responsible Investments Short Duration Bond Fund, Catholic Responsible Investments Opportunistic Bond Fund, Catholic Responsible Investments Bond Fund (the “Bond Fund”), Catholic Responsible Investments Equity Index Fund, Catholic Responsible Investments Multi-Style US Equity Fund (the “Multi-Style US Equity Fund”), Catholic Responsible Investments International Equity Fund, Catholic Responsible Investments Small-Cap Fund and Catholic Responsible Investments International Small-Cap Fund (the “International Small-Cap Fund”) (together, the “Asset Class Funds” and, together with the Magnus Funds, the “Funds”), each a series of Catholic Responsible Investments Funds (the “Trust”).

This Information Statement relates to the approval by the Board of Trustees of the Trust (the “Board” or the “Trustees”) of: (i) a new investment sub-advisory agreement between Christian Brothers Investment Services, Inc. (“CBIS”), the investment adviser to the Funds, and Mercer Investments LLC (“Mercer”), pursuant to which Mercer serves as the Funds’ primary sub-adviser (the “New Mercer Sub-Advisory Agreement”); (ii) a new investment sub-advisory agreement between CBIS and Allspring Global Investments, LLC (“Allspring Investments”), pursuant to which Allspring Investments serves as an investment sub-adviser to the International Small-Cap Fund (the “New Allspring Investments Sub-Advisory Agreement”); (iii) a new investment sub-advisory agreement between CBIS and Boston Partners Global Investors, Inc. (“Boston Partners”), pursuant to which Boston Partners serves as an investment sub-adviser to the Multi-Style US Equity Fund (the “New Boston Partners Sub-Advisory Agreement”); (iv) a new investment sub-advisory agreement between CBIS and Loomis, Sayles & Company, L.P. (“Loomis Sayles”), pursuant to which Loomis Sayles serves as an investment sub-adviser to the Bond Fund (the “New Loomis Sayles Sub-Advisory Agreement”); (v) a new investment sub-advisory agreement between CBIS and Parametric Portfolio Associates LLC (“Parametric”), pursuant to which Parametric serves as an investment sub-adviser to the International Small-Cap Fund (the “New Parametric Sub-Advisory Agreement”); (vi) a new investment sub-advisory agreement between CBIS and T. Rowe Price Associates, Inc. (“T. Rowe Price”), pursuant to which T. Rowe Price serves as an investment sub-adviser to the Multi-Style US Equity Fund (the “New T. Rowe Price Sub-Advisory Agreement”); and (vii) a new investment sub-advisory agreement between CBIS and William Blair Investment Management, LLC (“William Blair” and, together with Mercer, Allspring Investments, Boston Partners, Loomis Sayles, Parametric and T. Rowe Price, the “Sub-Advisers”), pursuant to which William Blair serves as an investment sub-adviser to the Multi-Style US Equity Fund (the “New William Blair Sub-Advisory Agreement” and, together with the New Mercer Sub-Advisory Agreement, New Allspring Investments Sub-Advisory Agreement, New Boston Partners Sub-Advisory Agreement, New Loomis Sayles Sub-Advisory Agreement, New Parametric Sub-Advisory Agreement and New T. Rowe Price Sub-Advisory Agreement, the “New Sub-Advisory Agreements”).

The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order that permits CBIS to enter into, and to materially amend, sub-advisory agreements with the approval of the Board, but without obtaining shareholder approval. A condition of this order requires CBIS to furnish shareholders with information about the Sub-Advisers and the New Sub-Advisory Agreements.

THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

INTRODUCTION

CBIS is the Funds’ investment adviser. Pursuant to the terms of an exemptive order granted to CBIS by the SEC on February 15, 2022 (the “Exemptive Order”), CBIS employs a so-called “manager-of-managers” arrangement in managing the Funds. Section 15(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), generally requires that a fund’s shareholders approve all agreements pursuant to which persons serve as an investment adviser or sub-adviser to the fund. The Exemptive Order exempts CBIS and the Trust from the shareholder voting requirements of Section 15(a) of the 1940 Act and allows CBIS, subject to Board approval and certain other conditions, to enter into and materially amend sub-advisory agreements on behalf of the Funds without a shareholder vote.

As described in more detail below, at its meetings held on May 20-21, 2024 (the “May 2024 Meeting”) and June 12, 2024 (the “June 2024 Meeting” and, together with the May 2024 Meeting, the “Meetings”), the Board approved: (i) the appointment of Mercer as the Funds’ primary sub-adviser and the New Mercer Sub-Advisory Agreement; (ii) the appointment of Allspring Investments as an investment sub-adviser to the International Small-Cap Fund and the New Allspring Investments Sub-Advisory Agreement; (iii) the appointment of Boston Partners as an investment sub-adviser to the Multi-Style US Equity Fund and the New Boston Partners Sub-Advisory Agreement; (iv) the appointment of Loomis Sayles as an investment sub-adviser to the Bond Fund and the New Loomis Sayles Sub-Advisory Agreement; (v) the appointment of Parametric as an investment sub-adviser to the International Small-Cap Fund and the New Parametric Sub-Advisory Agreement; (vi) the appointment of T. Rowe Price as an investment sub-adviser to the Multi-Style US Equity Fund and the New T. Rowe Price Sub-Advisory Agreement; and (vii) the appointment of William Blair as an investment sub-adviser to the Multi-Style US Equity Fund and the New William Blair Sub-Advisory Agreement. The Board approved the appointments of Mercer, Allspring Investments, Boston Partners, Loomis Sayles, Parametric, T. Rowe Price and William Blair to be effective as of a date determined by the officers of the Trust, which the officers determined to be: (i) May 21, 2024 with respect to Mercer; (ii) July 9, 2024 with respect to Parametric; (iii) July 10, 2024 with respect to Boston Partners; (iv) July 11, 2024 with respect to Loomis Sayles, T. Rowe Price and William Blair; and (v) July 17, 2024 with respect to Allspring Investments. The assets of the Multi-Style US Equity Fund allocated to Boston Partners and William Blair were previously managed by Dodge & Cox and Wellington Management Company, LLP (“Wellington”), respectively, which have ceased providing investment sub-advisory services to the Fund. The assets of the Fund allocated to Loomis Sayles were previously managed by Dodge & Cox, which has ceased providing investment sub-advisory services to the Fund. The assets of the International Small-Cap Fund allocated to Allspring Investments were previously managed by Global Alpha Capital Management, Ltd. (“Global Alpha”), which has ceased providing investment sub-advisory services to the Fund.

CBIS recommended that the Board approve the termination of Dodge & Cox as an investment sub-adviser to the Multi-Style US Equity Fund and Bond Fund due to, among other things, differences in personal trading policies and Code of Ethics considerations as between Dodge & Cox and CBIS. CBIS recommended that the Board approve the termination of Wellington Management as an investment sub-adviser to the Multi-Style US Equity Fund for portfolio construction considerations. CBIS recommended that the Board approve the termination of Global Alpha as an investment sub-adviser to the International Small-Cap Fund due to, among other factors, considerations around Global Alpha’s investment strategy and Global Alpha’s performance track record in managing its allocated portion of the Fund’s assets.

CBIS recommended that the Board approve the appointment of Mercer as the Funds’ primary sub-adviser for multiple reasons, including Mercer’s depth of resources, track record in active management and overall alignment with CBIS’ investment philosophy and approach. CBIS recommended that the Board approve the appointment of Allspring Investments as an investment sub-adviser to the International Small-Cap Fund due to, among other factors, the experience and stability of Allspring Investments’ investment team, the disciplined nature of Allspring Investments’ investment process and the downside protection offered by Allspring Investments’ investment strategy. CBIS recommended that the Board approve the appointment of Boston Partners as an investment sub-adviser to the Multi-Style US Equity Fund due to, among other things, the investment acumen of Boston Partners’ portfolio management team and the consistency and repeatability of Boston Partners’ investment process. CBIS recommended that the Board approve the appointment of Loomis Sayles as an investment sub-adviser to the Bond Fund for multiple reasons, including because CBIS deems Loomis Sayles’ investment strategy and approach to be a suitable fit for the Fund’s core bond mandate. CBIS recommended that the Board approve the appointment of Parametric as an investment sub-adviser to the International Small-Cap Fund because CBIS believes, among other things, that the addition of a cash equitization sleeve to be managed by Parametric will help facilitate inflows and outflows without negatively impacting the other sleeves in the Fund, while also serving as an effective means of providing cash management support to the Fund’s other sub-advisers. CBIS recommended that the Board approve the appointment of T. Rowe Price as an investment sub-adviser to the Multi-Style US Equity Fund because CBIS expects that the addition of T. Rowe Price’s U.S. Structured Research Equity strategy, a fundamental, enhanced index strategy, will help balance the risks from the other sub-advisers in the Fund, reduce the overall tracking error of the Fund and potentially lead to higher risk-adjusted returns for the Fund. CBIS recommended that the Board approve the appointment of William Blair as an investment sub-adviser to the Multi-Style US Equity Fund for multiple reasons, including because CBIS believes that William Blair’s investment strategy complements the investment strategies of the Fund’s other sub-advisers.

The appointment of Mercer as the Funds’ primary sub-adviser, the appointments of Allspring Investments and Parametric as investment sub-advisers to the International Small-Cap Fund, the appointment of Boston Partners, T. Rowe Price and William Blair as investment sub-advisers to the Multi-Style US Equity Fund, the appointment of Loomis Sayles as an investment sub-adviser to the Bond Fund, the reallocation of Dodge & Cox’s allocated portions of the Multi-Style US Equity Fund and Bond Fund to Boston Partners and Loomis Sayles, respectively, and the reallocation of Wellington’s allocated portion of the Multi-Style US Equity Fund to William Blair is not expected to result in an increase in the total management and advisory fees payable by the Funds. If CBIS determines to hire new investment sub-advisers, or reallocate the Funds’ assets in the future, the Funds’ management and advisory fees may increase.

THE BOARD’S CONSIDERATIONS IN APPROVING THE NEW SUB-ADVISORY AGREEMENTS

In preparation for the Meetings, the Trustees requested that CBIS and the Sub-Advisers furnish information necessary to evaluate the terms of the New Sub-Advisory Agreements. The Trustees used this information, as well as other information that CBIS, the Sub-Advisers and other service providers of the Funds presented or submitted to the Board at the Meetings, to help them decide whether to approve the New Sub-Advisory Agreements for an initial two-year term.

Specifically, the Board requested and received written materials from CBIS, the Sub-Advisers and other service providers of the Funds regarding: (i) the nature, extent and quality of the services to be provided by the Sub-Advisers; (ii) the Sub-Advisers’ investment management personnel; (iii) the Sub-Advisers’ operations and financial conditions; (iv) the Sub-Advisers’ brokerage practices (including any soft dollar arrangements) and investment strategies or other duties and responsibilities; (v) the Funds’ proposed advisory fees to be paid to CBIS and the Sub-Advisers; (vi) the Sub-Advisers’ compliance program, including a description of any material compliance matters and any material compliance violations; (vii) the Sub-Advisers’ policies on and compliance procedures for personal securities transactions; (viii) the Sub-Advisers’ investment experience; (ix) CBIS’ rationale for recommending the Sub-Advisers; and (x) the Sub-Advisers’ performance in managing any similar accounts.

Representatives from CBIS and the Sub-Advisers then presented additional information and participated in question and answer sessions at the Meetings to help the Trustees evaluate the Sub-Advisers’ services, fees and other aspects of the New Sub-Advisory Agreements.

Based on their evaluation of the information provided by CBIS and the Sub-Advisers, the Trustees, including all of the trustees who are not parties to the New Sub-Advisory Agreements nor are considered “interested persons” (as such term is defined in the 1940 Act) of any party to the New Sub-Advisory Agreements (the “Independent Trustees”), voting separately, approved the New Sub-Advisory Agreements at the Meetings. In considering the approval of the New Sub-Advisory Agreements, the Board considered various factors that it determined were relevant, including: (i) the nature, extent and quality of the services to be provided by the Sub-Advisers; and (ii) the fees to be paid to CBIS and the Sub-Advisers, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Sub-Advisers

In considering the nature, extent and quality of the services to be provided by the Sub-Advisers, the Board reviewed the services to be provided by the Sub-Advisers to the Funds, including the quality of the portfolio management personnel, the resources of the Sub-Advisers and each Sub-Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the proposed New Sub-Advisory Agreements. The Trustees also reviewed the Sub-Advisers’ proposed investment and risk management approaches for the Funds. The Trustees considered that CBIS would supervise and monitor the performance of the Sub-Advisers. The responses of the Sub-Advisers to a detailed series of questions which included, among other things, information about the investment advisory services to be provided by the Sub-Advisers to the Funds were available to the Board, as were the most recent investment adviser registration forms (“Form ADV”) for the Sub-Advisers, in the materials or through public disclosure.

The Trustees also considered certain other services to be provided to the Funds by the Sub-Advisers such as selecting broker-dealers for executing portfolio transactions, as applicable, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services to be provided to the Funds by the Sub-Advisers would be satisfactory.

Investment Performance of the Sub-Advisers

Because the Sub-Advisers are new to the Funds and had not managed Fund assets, they did not yet have investment performance records with respect to the Funds and it was not possible to determine the profitability that the Sub-Advisers might achieve with respect to the Funds or the extent to which economies of scale would be realized by the Sub-Advisers as the assets of the Funds grow. Accordingly, the Trustees did not make any conclusions regarding the Sub-Advisers’ investment performance with respect to the Funds, the Sub-Advisers’ profitability, or the extent to which economies of scale would be realized by the Sub-Advisers as the assets of the Funds grow, but will do so during future considerations of the New Sub-Advisory Agreements.

Costs of Advisory Services

In considering the advisory fee payable by the Funds to CBIS, as well as the fees payable by CBIS to the Sub-Advisers, the Trustees reviewed, among other things, a report of the proposed advisory fees to be paid to CBIS and the Sub-Advisers. The Trustees also considered that CBIS, and not the Funds, would pay the Sub-Advisers pursuant to the New Sub-Advisory Agreements, and that the fees payable to the Sub-Advisers would reflect arms-length negotiations between CBIS and the Sub-Advisers. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services expected to be rendered by the Sub-Advisers.

Approval of the New Sub-Advisory Agreements

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the New Sub-Advisory Agreements, including the fees to be paid thereunder, were fair and reasonable and agreed to approve the New Sub-Advisory Agreements for an initial term of two years. In its deliberations, the Board did not identify any absence of information material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

DESCRIPTION OF THE MATERIAL TERMS OF THE NEW SUB-ADVISORY AGREEMENTS

The New Sub-Advisory Agreements are included in the Exhibits to this Information Statement. Set forth below is a summary of all material terms of the New Sub-Advisory Agreements. Although the summary below is qualified in its entirety by reference to the New Mercer Sub-Advisory Agreement included as Exhibit A, the New Allspring Investments Sub-Advisory Agreement included as Exhibit B, the New Boston Partners Sub-Advisory Agreement included as Exhibit C, the New Loomis Sayles Sub-Advisory Agreement included as Exhibit D, the New Parametric Sub-Advisory Agreement included as Exhibit E, the New T. Rowe Price Sub-Advisory Agreement included as Exhibit F and the New William Blair Sub-Advisory Agreement included as Exhibit G, shareholders should still read the summary below carefully.

  Investment Advisory Services

Each Sub-Adviser other than Mercer is responsible for providing the following investment advisory services to the applicable Fund in regard to its allocated portion of the Fund under its New Sub-Advisory Agreement: (i) regularly providing the Fund with investment research, advice and supervision; (ii) continuously furnishing an investment program consistent with the investment objectives and policies of the Fund; (iii) deciding what investments will be purchased, retained or sold with respect to the Fund; (iv) arranging for the purchase and the sale of investments held by the Fund by placing purchase and sale orders with brokers or dealers selected by the Sub-Adviser; (v) in connection with the selection of brokers or dealers and the placing of orders, seeking best execution considering all relevant circumstances; and (vi) providing CBIS, the Trust and CBIS’ and the Trust’s respective officers with periodic reports concerning the obligations the Sub-Adviser has assumed under its New Sub-Advisory Agreement as CBIS and the Trust may reasonably request. All services provided by a Sub-Adviser under its New Sub-Advisory Agreement are required to be performed in accordance with the applicable Fund’s registration statement, compliance policies and procedures, and governing documents, the instructions of CBIS and of the Board, and the requirements of the 1940 Act and other applicable laws.

Mercer is responsible for providing the following non-discretionary investment advisory services to the Funds under the New Mercer Sub-Advisory Agreement: (i) advising on and recommending, with supporting materials, sub-adviser and strategy weightings in connection with each Fund’s portfolio construction and strategic and dynamic asset allocation for the Funds (which may involve, among other things, review and reappraisal of each Fund’s portfolio construction and strategy based upon market conditions or structural changes); (ii) assisting CBIS in evaluating, monitoring, and allocating assets among any other sub-advisers engaged by CBIS to manage a portion of the assets of any Fund; (iii) recommending any sub-adviser changes it deems appropriate from time to time and supporting CBIS in implementing any such sub-adviser transitions, including by overseeing non-advisory transition management matters, and otherwise coordinating sub-adviser transitions; (iv) in the event CBIS engages a new sub-adviser for a Fund, assisting CBIS with commercial negotiations with such sub-adviser, and facilitating any such sub-adviser additions, terminations, or replacements in collaboration with CBIS, the Fund’s administrator, and other Fund service providers; (v) assisting CBIS in monitoring and coordinating rebalancing among sub-adviser allocations; (vi) liaising and communicating with sub-advisers regarding Fund objectives, guidelines, and standards, and sub-adviser specific investment guidelines, in each case as approved by the Adviser, and monitoring sub-advisers’ implementation of the screening criteria as described in the Funds’ prospectus. All services provided by Mercer under the New Mercer Sub-Advisory Agreement are required to be performed in accordance with the Funds’ governing documents, prospectus, and compliance policies and procedures, the instructions and directions of CBIS or the Board, and the requirements of the 1940 Act and other applicable laws.

  Liability of the Sub-Advisers and Indemnification

Each Sub-Adviser other than Mercer shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of statements in the applicable Fund’s Disclosure Documents1 relating to the Sub-Adviser and the Sub-Adviser’s affiliates, the applicable Fund’s investment strategies and related risks and other information supplied by the Sub-Adviser for inclusion therein.

Each Sub-Adviser other than Mercer shall generally be liable to the applicable Fund for any loss (including transaction costs) incurred by the Fund as a result of any investment or trade error made by the Sub-Adviser in contravention of: (i) any investment policy, guideline or restriction set forth in the registration statement or as approved by the Board from time to time and provided to the Sub-Adviser and, with respect to the New T. Rowe Price Sub-Advisory Agreement, provided that T. Rowe Price was provided written notice of, and a reasonable period of time to comply with, such investment policies, guidelines or restrictions; or (ii) applicable law, including but not limited to the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”), including, but not limited to, the Fund’s failure to satisfy the diversification or source of income requirements of Subchapter M of the Code (the investments described in this paragraph collectively are referred to as “Improper Investments”). Under the New T. Rowe Price Sub-Advisory Agreement, T. Rowe Price shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Multi-Style US Equity Fund or CBIS in connection with the matters to which the New T. Rowe Price Sub-Advisory Agreement relates, except a loss resulting from T. Rowe Price’s willful misfeasance, bad faith or gross negligence on its part in the performance of its duties under the New T. Rowe Price Sub-Advisory Agreement, or from reckless disregard by T. Rowe Price of its obligations and duties under the New T. Rowe Price Sub-Advisory Agreement or from its material breach of the New T. Rowe Price Sub-Advisory Agreement.

[1]	“Disclosure Documents” means the applicable Fund’s registration statement, summary prospectus, prospectus, statement of additional information, periodic reports to shareholders, reports and schedules filed with the SEC (including any amendment, supplement or sticker to any of the foregoing) and any advertising and sales material related to the Fund.

The New Mercer Sub-Advisory Agreement provides that Mercer shall not be liable for any loss arising out of any recommendation made or action taken or omitted to be taken, except a loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the New Mercer Sub-Advisory Agreement. The New Mercer Sub-Advisory Agreement further provides that under no circumstances shall Mercer be liable for any loss arising out of any act or omission taken by another sub-adviser, or any other third-party.

Each Sub-Adviser other than Mercer (discussed in the next paragraph) has an obligation to indemnify and hold harmless the Trust, each affiliated person of the Trust as defined in the 1940 Act, and each person who controls the Trust as defined in the Securities Act of 1933, as amended (any said person, an “Indemnified Party”), against any and all losses, claims, damages, expenses or liabilities (including the reasonable costs of investigating and defending any alleged loss, claim, damage, expense, or liability and reasonable counsel fees incurred in connection therewith) arising out of or based upon: (i) a material breach by the Sub-Adviser of its New Sub-Advisory Agreement or of the representations and warranties made by the Sub-Adviser in its New Sub-Advisory Agreement; (ii) any Improper Investment; (iii) any untrue statement of a material fact by the Sub-Adviser contained in any Disclosure Document relating to the Sub-Adviser or its affiliates, the applicable Fund’s investment strategies and related risks, and other information supplied by the Sub-Adviser for inclusion therein, or the omission by the Sub-Adviser from a Disclosure Document of a material fact regarding the Sub-Adviser or the Sub-Adviser’s investment program required to be stated therein or necessary to make the statements therein not misleading; or (iv) the Sub-Adviser’s performance or non-performance of its duties under its New Sub-Advisory Agreement and, except as otherwise provided in the New Parametric Sub-Advisory Agreement, Parametric’s performance or non-performance of its duties under the New Parametric Sub-Advisory Agreement where Parametric acted with willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties under the New Parametric Sub-Advisory Agreement in such performance or non-performance; provided, however, that nothing shall be deemed to protect any Indemnified Party who is a Trustee or officer of the Trust against any liability to the Trust or its shareholders to which such Indemnified Party otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office with the Trust.

Mercer has an obligation to indemnify CBIS, the Trust and each Fund, and their respective affiliates and controlling persons (the “Fund Indemnified Persons”) for any liability and expenses, including reasonable attorneys’ fees, which a Fund Indemnified Person sustains as a result of Mercer’s material breach of the New Mercer Sub-Advisory Agreement or its representations and warranties set forth in the New Mercer Sub-Advisory Agreement, willful misfeasance, bad faith, negligence, reckless disregard of its duties under the New Mercer Sub-Advisory Agreement, or violation of applicable law; provided, however, that the Fund Indemnified Persons shall not be indemnified for any liability or expenses to the extent such liability or expenses result from CBIS’ breach of the New Mercer Sub-Advisory Agreement or its representations and warranties in the New Mercer Sub-Advisory Agreement, or any Fund Indemnified Person’s willful misfeasance, bad faith, negligence, reckless disregard of its duties under the New Mercer Sub-Advisory Agreement, or violation of applicable law.

  Maintenance of Books and Records

Under each New Sub-Advisory Agreement the applicable Sub-Adviser is required to maintain separate books and detailed records of all matters pertaining to the applicable Fund’s assets advised by such Sub-Adviser as required by Rule 31a-1 under the 1940 Act (other than those records being maintained by CBIS, or any administrator, custodian, or transfer agent appointed by the Trust) relating to the Sub-Adviser’s responsibilities under its New Sub-Advisory Agreement with respect to the Fund(s), and shall preserve such records for the periods and in the manner prescribed by Rule 31a-2 under the 1940 Act.

  Reporting Obligation

Each Sub-Adviser other than Mercer has an obligation to provide the Trust and CBIS with quarterly compliance reports regarding the applicable Fund’s compliance with the Fund’s investment objectives and policies, applicable law, including, but not limited to, the 1940 Act and, with respect to the New Allspring Investments Sub-Advisory Agreement, New Boston Partners Sub-Advisory Agreement, New Loomis Sayles Sub-Advisory Agreement, New T. Rowe Price Sub-Advisory Agreement and New William Blair Sub-Advisory Agreement, Subchapter M of the Code, and the Fund’s and CBIS’ policies, guidelines, or procedures as applicable to such Sub-Adviser’s obligations under its New Sub-Advisory Agreement. Mercer has an obligation to provide the Trust and CBIS with quarterly certifications regarding Mercer’s compliance with its obligations under the New Mercer Sub-Advisory Agreement and the Trust’s and CBIS’ policies, guidelines or procedures as applicable to Mercer. Each Sub-Adviser other than Mercer also has an obligation to notify the Trust’s Chief Compliance Officer and CBIS’ Chief Compliance Officer promptly upon detection of, among other things, (i) any material failure to manage the applicable Fund in accordance with its investment objectives and policies or any applicable law or, with respect to the New Parametric Sub-Advisory Agreement, the Disclosure Documents; or (ii) any material breach of any of the applicable Fund’s or such Sub-Adviser’s policies, guidelines or procedures. Mercer also has an obligation to notify the Trust’s Chief Compliance Officer and CBIS’ Chief Compliance Officer promptly upon detection of any material breach of the Trust’s compliance procedures or Mercer’s compliance procedures (in the case of a breach of Mercer’s compliance procedures, only to the extent such breach impacts one or more Funds).

  Duration and Termination

Each New Sub-Advisory Agreement is scheduled to continue in effect for an initial two year term, and may be continued from year to year thereafter if approved by (a) a majority vote of the Board, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, or (b) the vote of a majority of the outstanding voting securities of the applicable Fund(s). Each New Sub-Advisory Agreement other than the New Mercer Sub-Advisory Agreement can be terminated (a) by the Trust, without the payment of any penalty, either (i) by vote of the Board or (ii) upon the affirmative vote of a majority of the outstanding voting securities of the applicable Fund, (b) by CBIS at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the applicable Sub-Adviser and the Trust, or (c) by the applicable Sub-Adviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to CBIS and the Trust. The New Mercer Sub-Advisory Agreement can be terminated without the payment of any penalty, either by (i) the vote of a majority of the Trustees of the Trust, the vote of a majority of the outstanding voting securities of the Funds, or CBIS; or (b) Mercer on not less than 90 days prior written notice to CBIS and the Trust.

  Governing Law

Each New Sub-Advisory Agreement is governed by and construed in accordance with the substantive laws of the State of Delaware.

INFORMATION ABOUT CBIS

CBIS currently serves as the investment adviser to the Funds pursuant to an investment advisory agreement between the Trust and CBIS, dated November 17, 2021. As of December 31, 2023, CBIS had approximately $10.9 billion in assets under management. As investment adviser, CBIS manages the Magnus Funds pursuant to a “fund-of-funds” strategy, meaning that each Magnus Fund invests in a combination of the Asset Class Funds in accordance with their target asset allocations. The Asset Class Funds are managed by CBIS pursuant to a manager-of-managers structure, whereby CBIS has overall responsibility for the general management and day-to-day operations of the Asset Class Funds, but has retained one or more investment sub-advisers to make the investment decisions for all or allocated portions of the Asset Class Funds’ assets. For its services to the Funds, CBIS is entitled to a fee, which is calculated daily and paid monthly, at the following annual rates based on the average daily net assets of each Fund:

Fund	Advisory Fee
Catholic Responsible Investments Magnus 45/55 Fund	0%
Catholic Responsible Investments Magnus 60/40 Beta Plus Fund	0%
Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund	0%
Catholic Responsible Investments Magnus 75/25 Fund	0%
Catholic Responsible Investments Ultra Short Bond Fund	0.25%
Catholic Responsible Investments Short Duration Bond Fund	0.30%
Catholic Responsible Investments Opportunistic Bond Fund	0.35%
Catholic Responsible Investments Bond Fund	0.30%
Catholic Responsible Investments Equity Index Fund	0.06%
Catholic Responsible Investments Multi-Style US Equity Fund	0.60%
Catholic Responsible Investments International Equity Fund	0.74%
Catholic Responsible Investments Small-Cap Fund	0.20%
Catholic Responsible Investments International Small-Cap Fund	0.96%

During the fiscal year ended October 31, 2023, the Funds paid CBIS the following advisory fees:

Fund	Contractual Fees Paid	Fees Waived by CBIS[1]	Total Fees Paid to CBIS
	2023	2023	2023
Catholic Responsible Investments Magnus 45/55 Fund	$0	$0	$0
Catholic Responsible Investments Magnus 60/40 Beta Plus Fund	$0	$0	$0
Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund	$0	$0	$0
Catholic Responsible Investments Magnus 75/25 Fund	$0	$0	$0

Catholic Responsible Investments Ultra Short Bond Fund	$162,270	$119,892	$42,378
Catholic Responsible Investments Short Duration Bond Fund	$1,386,656	$108,877	$1,277,779
Catholic Responsible Investments Opportunistic Bond Fund	$1,815,109	$135,821	$1,679,288
Catholic Responsible Investments Bond Fund	$5,333,609	$0	$5,333,609
Catholic Responsible Investments Equity Index Fund	$1,841,632	$646,140	$1,195,492
Catholic Responsible Investments Multi-Style US Equity Fund	$4,286,723	$0	$4,286,723
Catholic Responsible Investments International Equity Fund	$9,210,498	$0	$9,210,498
Catholic Responsible Investments Small-Cap Fund	$937,961	$0	$937,961
Catholic Responsible Investments International Small-Cap Fund	$730,811	$112,207	$618,604

[1]	For the fiscal year ended October 31, 2023, CBIS additionally reimbursed fees of $144,257, $185,495, $257,778 and $174,361 for the Catholic Responsible Investments Magnus 45/55 Fund, Catholic Responsible Investments Magnus 60/40 Beta Plus Fund, Catholic Responsible Investments 60/40 Alpha Plus Fund and Catholic Responsible Investments Magnus 75/25 Fund, respectively, to maintain the stated expense caps under its contractual expense limitation agreement.

INFORMATION ABOUT MERCER

Mercer, located at 99 High Street, Boston, Massachusetts 02110, serves as the Funds’ primary sub-adviser. In this role, Mercer provides ongoing research, opinions and recommendations of institutional asset managers and their investment funds for consideration by the Adviser, on behalf of the Funds, with respect to sub-adviser selection and portfolio construction. However, Mercer does not have discretionary authority with respect to the investment of the Funds’ assets. Mercer, a Delaware limited liability company, is a wholly-owned subsidiary of Mercer (US) LLC, a human resource and financial consulting company, which, in turn, is a wholly-owned subsidiary of Marsh & McLennan Companies, Inc. (NYSE: MMC). For more than 50 years, Mercer and its affiliates have provided global leadership in investment consulting and multi-manager fiduciary management, and is a leading advisor to sovereign wealth funds, pension plans, banks, family offices, insurance companies, endowments and foundations. Mercer, together with its affiliated investment businesses, have over 4,800 delegated and advisory clients globally with over $378 billion in assets under management as of September 30, 2023 and over $16.2 trillion in assets under advisement as of June 30, 2023.

Listed below are the names and titles of each principal executive officer of Mercer. The address of each principal executive officer is 99 High Street, Boston, Massachusetts 02110.

Name	Title
Marc Cordover	Director and President
Stephen Gouthro	Chief Operating Officer
Olaolu Aganga	Vice President and Chief Investment Officer
Tammy Choe	Chief Compliance Officer
Ferdinand Jahnel	Treasurer
Raelan Lambert	Director & Global Alternatives Leader
Caroline Hulme	Secretary and Senior Counsel

Mercer currently serves as an investment adviser (or sub-adviser) to the following registered investment companies (or allocated portions thereof) and employs substantially similar investment strategies in managing such registered investment companies (or allocated portions thereof) as Mercer employs in managing the Funds.

Fund Name	Approximate Fund Net Assets (as of June 30, 2024)
Mercer US Small/Mid Cap Equity Fund	$1.65 billion
Mercer Non-US Core Equity Fund	$3.86 billion
Mercer Emerging Markets Equity Fund	$1.09 billion
Mercer Global Low Volatility Equity Fund	$683.84 million
Mercer Core Fixed Income Fund	$2.17 billion
Mercer Opportunistic Fixed Income Fund	$1.76 billion
Mercer Short Duration Fixed Income Fund	$52.97 million

INFORMATION ABOUT ALLSPRING INVESTMENTS

Allspring Investments, located at 1415 Vantage Park Drive 3rd Floor, Charlotte, North Carolina 28203, serves as a sub-adviser to a portion of the assets of the International Small-Cap Fund. Allspring Investments was incorporated in 1981 as First Interstate Investment Services; registered with the SEC in 1984; renamed as Wells Capital Management in 1996; and became known as Allspring Global Investment, LLC in 2021 following the sale of Wells Fargo Asset Management by Wells Fargo & Co. This transaction launched Allspring as an independent asset management firm. “Allspring” is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC. These firms include but are not limited to Allspring Investments and Allspring Funds Management, LLC. Allspring Investments is a wholly-owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. In addition, Allspring’s management, portfolio managers, and employees hold a minority share of the company’s equity interests while Wells Fargo & Co. owns less than 10% passive equity interest. Allspring offers a wide variety of investment strategies and solutions across the asset-class spectrum, which allows Allspring to provide depth of product to meet our diverse client needs. As of March 31, 2024 Allspring Investments had approximately $421.5 billion in assets under management.

Listed below are the names and titles of each principal executive officer of Allspring Investments. The address of each principal executive officer is 1415 Vantage Park Drive 3rd Floor, Charlotte, North Carolina 28203.

Name	Title
Sallie Clements Squire	Chief Operating Officer
Francis Jon Baranko	President, Chief Investment Officer – Global Fundamental Investments
Annette Lege	Chief Financial Officer
Jennifer Grunberg	Chief Compliance Officer

Allspring Investments currently serves as an investment adviser (or sub-adviser) to the following registered investment companies (or allocated portions thereof) and employs substantially similar investment strategies in managing such registered investment companies (or allocated portions thereof) as Allspring Investments employs in managing the International Small-Cap Fund.

Fund Name	Approximate Fund Net Assets (as of June 30, 2024)
Allspring Special International Small Cap Fund	$199.9 million

INFORMATION ABOUT BOSTON PARTNERS

Boston Partners, located at One Beacon Street, 30th Floor, Boston, Massachusetts, 02108, serves as a sub-adviser to a portion of the assets of the Multi-Style US Equity Fund. Boston Partners was founded in 1995 and is an indirect, wholly-owned subsidiary of ORIX Corporation, a global financial services firm. As of May 31, 2024, Boston Partners had approximately $103.8 billion in assets under management.

Listed below are the names and titles of each principal executive officer of Boston Partners. The address of each principal executive officer is One Beacon Street, 30th Floor, Boston, Massachusetts, 02108.

Name	Title
Joseph (“Jay”) Feeney, Jr., CFA	Chief Executive Officer and Chief Investment Officer
Greg Varner	Chief Financial Officer
Mark S. Kuzminskas	Chief Operating Officer
William Connolly, CFA	Head of Global Distribution
William G. Butterly, III	General Counsel and Director of Sustainability and Engagement
Davis B. Clayson Jr.	Chief Revenue Officer

Boston Partners does not advise any other registered investment companies with a similar investment objective to that of the Multi-Style US Equity Fund.

INFORMATION ABOUT LOOMIS SAYLES

Loomis Sayles, located at One Financial Center, Boston, Massachusetts 02111, serves as a sub-adviser to a portion of the assets of the Bond Fund. Loomis Sayles is a Delaware limited partnership whose sole general partner, Loomis, Sayles & Company, Inc., is directly owned by Natixis Investment Managers, LLC (“Natixis LLC”). Natixis LLC is a direct subsidiary of Natixis Investment Managers, an international asset management group based in Paris, France, that is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is wholly-owned by Groupe BPCE, France’s second largest banking group. Groupe BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisses d’Epargne regional savings banks and the Banques Populaires regional cooperative banks. The registered address of Natixis is 30, avenue Pierre Mendès France, 75013 Paris, France. The registered address of Groupe BPCE is 50, avenue Pierre Mendès France, 75013 Paris, France. As of May 31, 2024, Loomis Sayles had approximately $351.8 billion in assets under management.

Listed below are the names and titles of each principal executive officer of Loomis Sayles. The address of each principal executive officer is One Financial Center, Boston, Massachusetts 02111.

Name	Title
Pramila Agrawal	Portfolio Manager, Head of Custom Income Strategies and Director
Kevin P. Charleston	Chairman, Chief Executive Officer, President and Director
Matthew J. Eagan	Head of and Portfolio Manager, Full Discretion, and Director
Daniel J. Fuss	Vice Chairman and Director
John R. Gidman	Chief Operating Officer and Director
David L. Giunta	Director
Aziz V. Hamzaogullari	Chief Investment Officer, Growth Equity Strategies, Portfolio Manager and Director
Kinji Kato	Director
Maurice Leger	Head of Global Distribution and Director
Richard G. Raczkowski	Co-Head and Portfolio Manager, Relative Return, and Director
Rebecca O’Brien Radford	General Counsel, Secretary and Director
Philippe Setbon	Director
Susan L. Sieker	Chief Financial Officer and Director
David L. Waldman	Chief Investment Officer and Director

Loomis Sayles does not advise any other registered investment companies with a similar investment objective to that of the Bond Fund.

INFORMATION ABOUT PARAMETRIC

Parametric, located at 800 Fifth Avenue, Suite 2800, Seattle, Washington 98104, serves as a sub-adviser to a portion of the assets of the International Small-Cap Fund. Parametric’s customized exposure management solutions use individual securities, ETFs, futures, options and other derivative instruments to construct and manage portfolios to assist clients in meeting their market exposure, risk management, tax management and return objectives. Parametric is a wholly-owned subsidiary of Morgan Stanley, a publicly traded company that is traded on the NYSE under the ticker symbol MS. Parametric is part of Morgan Stanley Investment Management, the asset management division of Morgan Stanley. Parametric is owned directly by Eaton Vance Acquisitions LLC, a privately held subsidiary of Morgan Stanley. As of March 31, 2024, Parametric had approximately $516.5 billion in assets under management.

Listed below are the names and titles of each principal executive officer of Parametric. The address of each principal executive officer is 800 Fifth Avenue, Suite 2800, Seattle, Washington 98104.

Name	Title
Tom Lee, CFA	Co-President and Chief Investment Officer
Ranjit Kapila	Co-President and Chief Operations Officer
Melissa Fell	Chief Administrative Officer
James Barrett	Managing Director, Head of Client Development
Rob Ciro	Managing Director, Product Management
Brian Herscovici	Chief Operating Officer, Investments
Stephanie Nicolai	Managing Director, Process Resilience and Execution
Shivani Patil	Managing Director, Platform Solution Management and Digital Engineering
Jon Rocafort, CFA	Managing Director, Head of Fixed Income
Jennifer Sireklove, CFA	Managing Director, Investment Strategy
Chris Uhas, CFA	Managing Director, Head of Institutional Distribution
Greg Thompson	Managing Director, Head of Operations

Parametric does not advise any other registered investment companies with a similar investment objective to that of the International Small-Cap Fund.

INFORMATION ABOUT T. ROWE PRICE

T. Rowe Price, located at 100 East Pratt Street, Baltimore, Maryland 21202, serves as a sub-adviser to a portion of the assets of the Multi-Style US Equity Fund. T. Rowe Price was founded in 1937 by the late Thomas Rowe Price, Jr., and is a wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly traded company the principal business of which is investment management services. T. Rowe Price serves as investment adviser to individual and institutional investors, including managing private counsel client accounts, serving as adviser and sub-adviser to U.S. and foreign registered investment companies, providing investment advice to T. Rowe Price Trust Company, as trustee of several Maryland-registered domestic common trust funds, and serving as adviser to private investment funds. As of December 31, 2023, T. Rowe Price had approximately $1.44 trillion in assets under management.

Listed below are the names and titles of each principal executive officer of T. Rowe Price. The address of each principal executive officer is 100 East Pratt Street, Baltimore, Maryland 21202.

Name	Title
Robert W. Sharps	Director, Chair of the Board, Chief Executive Officer and President
Jennifer B. Dardis	Chief Financial Officer, Director and Treasurer
Anthony Gallo	Chief Risk Officer
Kimberly Johnson	Chief Operating Officer
Arlene Klein	Chief Compliance Officer
David Oestreicher	Director, General Counsel and Secretary
Eric L. Veiel	Director

T. Rowe Price does not advise any other registered investment companies with a similar investment objective to that of the Multi-Style US Equity Fund.

INFORMATION ABOUT WILLIAM BLAIR

William Blair, located at 150 North Riverside Plaza, Chicago, Illinois 60606, serves as a sub-adviser for a portion of the assets of the Multi-Style US Equity Fund. William Blair, a Delaware limited liability company, is a wholly-owned subsidiary of WBC Holdings, L.P., a limited partnership. As of March 31, 2024, William Blair had approximately $72.3 billion in assets under management.

Listed below are the names and titles of each principal executive officer of William Blair. The address of each principal executive officer is 150 North Riverside Plaza, Chicago, Illinois 60606.

Name	Title
Brent W. Gledhill	Partner, President and Chief Executive Officer
Stephanie Braming, CFA	Partner, Global Head of Investment Management
Cissie Citardi	Partner, General Counsel
Peter Dalrymple	Partner, Managing Director, Co-Head of Technology Investment Banking
Ryan J. DeVore	Partner, Director and Global Head of Private Wealth Management
Robert Duwa, CFA	Partner, Head Global Distribution
Scott McLaughlin	Partner, Head of Equities
Patrick Quinn	Partner, Director of Research and Head of the U.S. Growth and Core Equity Strategies
Beth Satterfield	Partner, Chief Operating Officer
Anu Sharma	Partner, Head of European Banking
Matt Zimmer	Partner, Managing Director, Global Head of Investment Banking

William Blair currently serves as an investment adviser (or sub-adviser) to the following registered investment companies (or allocated portions thereof) and employs substantially similar investment strategies in managing such registered investment companies (or allocated portions thereof) as William Blair employs in managing the Multi-Style US Equity Fund.

Fund Name	Approximate Fund Net Assets (as of June 30, 2024)
William Blair Large Cap Growth Fund	$2.41 billion
Destinations Large Cap Equity Fund	$1.09 billion
GuideStone Funds - Growth Equity Fund	$620 million

ADDITIONAL INFORMATION

Information about Other Service Providers

SEI Investments Global Funds Services (“SEIGFS”) serves as the Funds’ administrator. SEI Investments Distribution Co. (“SIDCO”) serves as the Funds’ distributor and principal underwriter. SEIGFS and SIDCO are located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Payment of Expenses

The Funds will pay the expenses of the preparation, printing and mailing of this Information Statement.

Commissions Paid to Affiliated Brokers

During the fiscal year ended October 31, 2023, the Funds did not pay any brokerage commissions on Fund transactions effected by affiliated brokers.

Beneficial Ownership of Shares

As of August 5, 2024, the following persons owned of record, or were known by the Trust to own beneficially, more than 5% of the Funds. On that date, the Trustees and officers of the Funds, together as a group, beneficially owned less than 1% of the Funds’ outstanding shares.

Catholic Responsible Investments Magnus 45/55 Fund
Name and Address	Class of Shares	% of Class
BROTHERS OF THE CHRISTIAN SCHOOLS OF MANHATTAN COLLEGE INVESTED FUNDS 4415 POST RD BRONX, NY 10471-3408	Investor Shares	17.02%
MARIAN COMMUNITY OF RECONCILIATION MCR INVESTMENT FUND 2715 MARLBOROUGH DR SAN ANTONIO, TX 78230	Investor Shares	10.46%
CATHOLIC CHARITIES OF CALIFORNIA INC INVESTED FUNDS 1107 9TH ST SUITE 707 SACRAMENTO, CA 95814-3612	Investor Shares	9.31%
SERVANTS OF THE BLESSED SACRAMENT INVESTED FUNDS 101 SILVER ST WATERVILLE, ME 04901-5990	Investor Shares	6.85%
SISTERS OF SOCIAL SERVICE OF BUFFALO INC SUPPORT TRUST FUND 296 SUMMIT AVE BUFFALO, NY 14214	Investor Shares	6.78%
FRANCISCAN MONASTERY OF SAINT CLARE LONG TERM OPERATING FUND 1271 LANGHORNE NEWTOWN RD LANGHORNE, PA 19047-1297	Investor Shares	6.59%
SISTERS OF SAINT FRANCIS MOUNT ALVERNO GENERAL FUND ONE 1330 BREWSTER AVE REDWOOD CITY, CA 94062	Institutional Shares	41.19%
DOMINICAN SISTERS OF OAKFORD REGIONAL ACCOUNT 22320 FOOTHILL BLVD SUITE 322 HAYWARD, CA 94541-2719	Institutional Shares	13.14%
DOMINICAN SISTERS OF OAKFORD GLORIA M BAUER FUND 22320 FOOTHILL BLVD SUITE 322 HAYWARD, CA 94541-2719	Institutional Shares	5.71%
DIOCESE OF SAN BERNARDINO CEMETERY CORPORATION DSB CEMETERY CORPORATION 1201 E HIGHLAND AVE SAN BERNARDINO, CA 92404-4607	Institutional Shares	5.18%
SISTERS OF THE GOOD SHEPHERD OPERATING FUND 620 ROSWELL RD NW PO BOX 340 CARROLLTON, OH 44615-0340	Institutional Shares	5.12%

Catholic Responsible Investments Magnus 60/40 Beta Plus Fund
Name and Address	Class of Shares	% of Class
THE BROTHERS OF ST JOHN OF GOD INC INVESTED FUNDS 2425 S WESTERN AVE LOS ANGELES, CA 90018-2608	Investor Shares	10.38%
CONFERENCE OF MAJOR SUPERIORS OF MEN GENERAL FUND 7300 HANOVER DR STE 304 GREENBELT, MD 20770-2249	Investor Shares	9.96%
SISTERS SACRED HEARTS PACIFIC PROVINCE AYMER FUND 1120 5TH AVE HONOLULU, HI 96816	Investor Shares	5.93%
SISTERS OF SAINT DOMINIC SUPPORT CHARITABLE TRUST 1520 GRAND AVE SAN RAFAEL, CA 94901-2236	Institutional Shares	11.82%
SISTERS OF SAINT DOMINIC LONG TERM SSD 1520 GRAND AVE SAN RAFAEL, CA 94901-2236	Institutional Shares	9.76%
DOMINICAN SISTERS OF OAKFORD RETIREMENT FUND 22320 FOOTHILL BLVD SUITE 322 HAYWARD, CA 94541-2719	Institutional Shares	6.23%
DIOCESE OF COLORADO SPRINGS LAY EMPLOYEES PENSION PLAN 228 N CASCADE AVE COLORADO SPRINGS, CO 80903	Institutional Shares	6.04%
SISTERS OF SAINT DOMINIC OF TACOMA RESERVE ACCOUNT 1801 LIND AVE SW M1 C RENTON, WA 98057-9016	Institutional Shares	5.68%
DIOCESAN INVESTMENT AND LOAN TRUST 40 N MAIN AVE ALBANY, NY 12203-1481	Institutional Shares	5.67%

Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund
Name and Address	Class of Shares	% of Class
SISTERS OF SAINT JOSEPH OF ORANGE SISTERS SAINT JOSEPH COMMUNITY SUPPORT FUND 440 S BATAVIA ST ORANGE, CA 92868-3998	Institutional Shares	13.96%
SISTERS OF THE PRESENTATION HENNESSY CHARITABLE TRUST 2360 CARTER RD DUBUQUE, IA 52001	Institutional Shares	8.21%
SISTERS OF SAINT JOSEPH OF ORANGE SISTERS SAINT JOSEPH MINISTRY FUND REGINA RESIDENCE 440 S BATAVIA ST ORANGE, CA 92868	Institutional Shares	6.67%
ST MARTINS ABBEY POOLED QUASI ENDOWMENT 5000 ABBEY WAY SE LACEY, WA 98503-7500	Institutional Shares	6.33%
PONTIFICAL INSTITUTE OF THE RELIGIOUS TEACHERS FILIPPINI FREYTAG WALSH COLLEGE FUND ATTN SISTER PATRICIA POMPA 455 WESTERN AVE MORRISTOWN, NJ 07960	Institutional Shares	6.16%

Catholic Responsible Investments Magnus 75/25 Fund
Name and Address	Class of Shares	% of Class
ST JOHN PARISH FOUNDATION INC INVESTED FUNDS 201 NORTH PIERCE ST DELPHOS, OH 45833-1788	Investor Shares	44.04%
RESURRECTION COLLEGE PREP HIGH SCHOOL FINANCIAL AID RESERVE FUND 7500 W TALCOTT AVE CHICAGO, IL 60631	Investor Shares	19.75%
RESURRECTION COLLEGE PREP HIGH SCHOOL CAPITAL PROJECTS RESERVE FUND 7500 W TALCOTT AVE CHICAGO, IL 60631	Investor Shares	7.62%
ROMAN CATHOLIC DIOCESE OF LAKE CHARLES 411 IRIS ST LAKE CHARLES, LA 70601	Investor Shares	6.33%
SAINT JOHN BAPTIST DE LA SALLE NEW YORK INVESTED FUNDS 444A ROUTE 35 S EATONTWON, NJ 07724-2200	Institutional Shares	8.68%
LASALLE PASTORAL FOUNDATION LA SALLE HOSPICIO C O LOCKE LORD LLP 111 S WACKER DR CHICAGO, IL 60606-3002	Institutional Shares	8.60%
LASALLE PASTORAL FOUNDATION JUBILACION C O LOCKE LORD LLP 111 S WACKER DR CHICAGO, IL 60606-3002	Institutional Shares	7.50%
CHRISTIAN BROTHERS CONFERENCE BOARD DESIGNATED GRANT FUND 415 MICHIGAN AVE NE STE 300 WASHINGTON, DC 20017-4501	Institutional Shares	7.01%
LASALLE PASTORAL FOUNDATION BEATO JAMES MILLER C O LOCKE LORD LLP 111 S WACKER DR CHICAGO, IL 60606-3002	Institutional Shares	6.29%
PERSHING LLC PO BOX 2052 JERSEY CITY, NJ 07303	Institutional Shares	6.11%
LASALLE PASTORAL FOUNDATION LA SALLE CAP C O LOCKE LORD LLP 111 S WACKER DR CHICAGO, IL 60606-3002	Institutional Shares	5.51%

Catholic Responsible Investments Ultra Short Bond Fund
Name and Address	% of Fund
CATHOLIC CONTINUING CARE RETIREMENT COMMUNITIES INC INVESTMENT ACCOUNT 2401 LAKE PARK DR SE SMYRNA, GA 30080	15.86%
THE CATHOLIC DIOCESE OF SAVANNAH CPC DEPOSITS AND LOANS 2170 EAST VICTORY DR SAVANNAH, GA 31404-3918	9.48%

Catholic Responsible Investments Short Duration Bond Fund
Name and Address	% of Fund
BROWN BROTHERS HARRIMAN & CO CUST CRI MAGNUS 60/40 ALPHA PLUS FUND REINVEST 140 BROADWAY NEW YORK, NY 10005	27.77%
BROWN BROTHERS HARRIMAN & CO CUST CRI MAGNUS 60/40 BETA PLUS FUND REINVEST 140 BROADWAY NEW YORK, NY 10005	8.87%
CARMELITE SISTERS A AND I CONT CARE CONTINUING CARE TRUST 600 WOODS RD GERMANTOWN, NY 12526-5644	7.72%

Catholic Responsible Investments Opportunistic Bond Fund
Name and Address	Class of Shares	% of Class
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105	Investor Shares	64.15%
BROWN BROTHERS HARRIMAN & CO CUST CRI MAGNUS 60/40 ALPHA PLUS FUND REINVEST 140 BROADWAY NEW YORK, NY 10005	Institutional Shares	23.78%
BROWN BROTHERS HARRIMAN & CO CUST CRI MAGNUS 60/40 BETA PLUS FUND REINVEST 140 BROADWAY NEW YORK, NY 10005	Institutional Shares	7.63%
CARMELITE SISTERS A AND I CONT CARE CONTINUING CARE TRUST 600 WOODS RD GERMANTOWN, NY 12526-5644	Institutional Shares	6.33%
DIOCESE OF LAFAYETTE COOPERATIVE DEPOSIT AND LOAN PROGRAM 1408 CARMEL DR LAFAYETTE, LA 70501	Institutional Shares	5.70%

Catholic Responsible Investments Bond Fund
Name and Address	Class of Shares	% of Class
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105	Investor Shares	26.41%
CAPINCO C/O US BANK NA 1555 N RIVER CENTER DR SUITE 302 MILWAUKEE, WI 53212	Institutional Shares	13.10%
BROWN BROTHERS HARRIMAN & CO CUST CRI MAGNUS 60/40 ALPHA PLUS FUND REINVEST 140 BROADWAY NEW YORK, NY 10005	Institutional Shares	12.65%

Catholic Responsible Investments Equity Index Fund
Name and Address	% of Fund
CAPINCO C/O US BANK NA 1555 N RIVER CENTER DR SUITE 302 MILWAUKEE, WI 53212	13.92%
BROWN BROTHERS HARRIMAN & CO CUST CRI MAGNUS 60/40 ALPHA PLUS FUND REINVEST 140 BROADWAY NEW YORK, NY 10005	5.48%
BROWN BROTHERS HARRIMAN & CO CUST CRI MAGNUS 60/40 BETA PLUS FUND REINVEST 140 BROADWAY NEW YORK, NY 10005	5.04%

Catholic Responsible Investments Multi-Style US Equity Fund
Name and Address	Class of Shares	% of Class
LASALLE PASTORAL FOUNDATION FSC MEXICO NORTE C O LOCKE LORD LLP 111 S WACKER DR CHICAGO, IL 60606-4302	Investor Shares	8.64%
LOVERS OF THE HOLY CROSS SISTERS GENERAL SAVINGS 14700 S VAN NESS AVE GARDENA, CA 90249-3700	Investor Shares	7.72%
REDEMPTORIST SOCIETY OF CALIFORNIA CEBU PROVINCE PHILIPPINES 1633 NORTH CLEVELAND AVE CHICAGO, IL 60614-5685	Investor Shares	6.67%
BROWN BROTHERS HARRIMAN & CO CUST CRI MAGNUS 60/40 ALPHA PLUS FUND REINVEST 140 BROADWAY NEW YORK, NY 10005	Institutional Shares	41.70%
DIOCESE OF LAFAYETTE COOPERATIVE DEPOSIT AND LOAN PROGRAM 1408 CARMEL DR LAFAYETTE, LA 70501	Institutional Shares	6.23%
BROWN BROTHERS HARRIMAN & CO CUST CRI MAGNUS 75/25 FUND REINVEST 140 BROADWAY NEW YORK, NY 10005	Institutional Shares	6.17%
ASSOCIATED CATHOLIC CEMETERY ENDOWMENT CARE FUND INVESTED FUNDS 205 NE 205TH ST SHORELINE, WA 98155	Institutional Shares	5.48%

Catholic Responsible Investments International Equity Fund
Name and Address	Class of Shares	% of Class
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105	Investor Shares	35.69%
CATHOLIC COMMUNITY FOUNDATION CUST THE DIOCESE OF BELLEVILLE CATHOLIC COMMUNITY FOUNDATION 222 SOUTH THIRD ST BELLEVILLE, IL 62220-1985	Investor Shares	5.29%
CAPINCO C/O US BANK NA 1555 N RIVER CENTER DR SUITE 302 MILWAUKEE, WI 53212	Institutional Shares	15.90%
BROWN BROTHERS HARRIMAN & CO CUST CRI MAGNUS 60/40 ALPHA PLUS FUND REINVEST 140 BROADWAY NEW YORK, NY 10005	Institutional Shares	11.42%
UNITED STATES CONFERENCE OF CATHOLIC BISHOPS UNITED STATES CATHOLIC CONFERENCE 3211 4TH ST NE WASHINGTON, DC 20017	Institutional Shares	5.33%

Catholic Responsible Investments Small-Cap Fund
Name and Address	% of Fund
BROWN BROTHERS HARRIMAN & CO CUST CRI MAGNUS 60/40 ALPHA PLUS FUND REINVEST 140 BROADWAY NEW YORK, NY 10005	14.98%
CAPINCO C/O US BANK NA 1555 N RIVER CENTER DR SUITE 302 MILWAUKEE, WI 53212	10.38%
BROWN BROTHERS HARRIMAN & CO CUST CRI MAGNUS 60/40 BETA PLUS FUND REINVEST 140 BROADWAY NEW YORK, NY 10005	5.12%

Catholic Responsible Investments International Small-Cap Fund
Name and Address	% of Fund
BROWN BROTHERS HARRIMAN & CO CUST CRI MAGNUS 60/40 ALPHA PLUS FUND REINVEST 140 BROADWAY NEW YORK, NY 10005	38.07%
CAPINCO C/O US BANK NA 1555 N RIVER CENTER DR SUITE 302 MILWAUKEE, WI 53212	13.98%
BROWN BROTHERS HARRIMAN & CO CUST CRI MAGNUS 60/40 BETA PLUS FUND REINVEST 140 BROADWAY NEW YORK, NY 10005	13.47%
BROWN BROTHERS HARRIMAN & CO CUST CRI MAGNUS 75/25 FUND REINVEST 140 BROADWAY NEW YORK, NY 10005	11.47%

The information as to beneficial ownership is based on statements furnished to the Funds by the Trustees, and/or on the records of the Trust’s transfer agent.

Annual Report to Shareholders

For a free copy of the Funds’ annual report dated October 31, 2023, which covers the period from November 1, 2022 to October 31, 2023, or the Funds’ semi-annual report dated April 30, 2024, which covers the period from November 1, 2023 to April 30, 2024, shareholders of the Funds may call 1-866-348-6466 or write to the Funds at: Catholic Responsible Investments Funds, c/o Atlantic Shareholder Services, LLC, Three Canal Plaza, Ground Floor, Portland, ME 04101.

Shareholders Sharing the Same Address

If two or more shareholders share the same address, only one copy of this Information Statement is being delivered to that address, unless the Trust has received contrary instructions from one or more of the shareholders at that shared address. Upon written or oral request, the Trust will deliver promptly a separate copy of this Information Statement to a shareholder at a shared address. Please call 1-866-348-6466 or forward a written request to Catholic Responsible Investments Funds, c/o Atlantic Shareholder Services, LLC, Three Canal Plaza, Ground Floor, Portland, ME 04101 if you would like to (1) receive a separate copy of this Information Statement; (2) receive your annual reports, semi-annual reports or information statements separately in the future; or (3) request delivery of a single copy of annual reports, semi-annual reports or information statements if you are currently receiving multiple copies at a shared address.

Submission of Shareholder Proposals

The Trust is organized as a statutory trust under the laws of the State of Delaware. As such, the Trust is not required to, and does not, hold annual meetings. Nonetheless, the Board may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Declaration of Trust and By-Laws of the Trust. Shareholders of the Funds who wish to present a proposal for action at a future meeting should submit a written proposal to the Trust for inclusion in a future proxy statement. Submission of a proposal does not necessarily mean that such proposal will be included in the Funds’ proxy statement since inclusion in the proxy statement is subject to compliance with certain federal regulations. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

EXHIBIT INDEX

(A)	Investment Sub-Advisory Agreement between Christian Brothers Investment Services, Inc. and Mercer Investments LLC, relating to the Catholic Responsible Investments Magnus 45/55 Fund, Catholic Responsible Investments Magnus 60/40 Beta Plus Fund, Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund, Catholic Responsible Investments Magnus 75/25 Fund, Catholic Responsible Investments Ultra Short Bond Fund, Catholic Responsible Investments Short Duration Bond Fund, Catholic Responsible Investments Opportunistic Bond Fund, Catholic Responsible Investments Bond Fund, Catholic Responsible Investments Equity Index Fund, Catholic Responsible Investments Multi-Style US Equity Fund, Catholic Responsible Investments International Equity Fund, Catholic Responsible Investments Small-Cap Fund and Catholic Responsible Investments International Small-Cap Fund
(B)	Investment Sub-Advisory Agreement between Christian Brothers Investment Services, Inc. and Allspring Global Investments, LLC, relating to the Catholic Responsible Investments International Small-Cap Fund
(C)	Investment Sub-Advisory Agreement between Christian Brothers Investment Services, Inc. and Boston Partners Global Investors, Inc., relating to the Catholic Responsible Investments Multi-Style US Equity Fund
(D)	Investment Sub-Advisory Agreement between Christian Brothers Investment Services, Inc. and Loomis, Sayles & Company, L.P., relating to the Catholic Responsible Investments Bond Fund
(E)	Investment Sub-Advisory Agreement between Christian Brothers Investment Services, Inc. and Parametric Portfolio Associates LLC, relating to the Catholic Responsible Investments International Small-Cap Fund
(F)	Investment Sub-Advisory Agreement between Christian Brothers Investment Services, Inc. and T. Rowe Price Associates, Inc., relating to the Catholic Responsible Investments Multi-Style US Equity Fund
(G)	Investment Sub-Advisory Agreement between Christian Brothers Investment Services, Inc. and William Blair Investment Management, LLC, relating to the Catholic Responsible Investments Multi-Style US Equity Fund

EXHIBIT A

Investment Sub-Advisory Agreement between Christian Brothers Investment Services, Inc. and Mercer Investments LLC, relating to the Catholic Responsible Investments Magnus 45/55 Fund, Catholic Responsible Investments Magnus 60/40 Beta Plus Fund, Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund, Catholic Responsible Investments Magnus 75/25 Fund, Catholic Responsible Investments Ultra Short Bond Fund, Catholic Responsible Investments Short Duration Bond Fund, Catholic Responsible Investments Opportunistic Bond Fund, Catholic Responsible Investments Bond Fund, Catholic Responsible Investments Equity Index Fund, Catholic Responsible Investments Multi-Style US Equity Fund, Catholic Responsible Investments International Equity Fund, Catholic Responsible Investments Small-Cap Fund and Catholic Responsible Investments International Small-Cap Fund

SUB-ADVISORY AGREEMENT

AGREEMENT made as of the 21st day of May, 2024 by and between Christian Brothers Investment Services, Inc. (the “Adviser”), an Illinois corporation with its principal place of business at 125 S. Wacker Drive, Suite 2400, Chicago, IL 60606, and Mercer Investments LLC (the “Sub-Adviser”), a Delaware limited liability company with its principal office at 99 High Street, Boston, MA 02110.

WHEREAS, the Adviser and the Sub-Adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and engage in the business of providing investment management services; and

WHEREAS, the Adviser serves as investment manager to the Catholic Responsible Investments Funds (the “Trust”), a Delaware statutory trust registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), pursuant to an Investment Advisory Agreement, dated as of November 17, 2021, by and between the Adviser and the Trust (the “Advisory Agreement”);

WHEREAS, the Trust consists of several separate series of shares, each having its own investment objectives and policies, and which is authorized to create additional series in the future (each such series, a “Fund”); and

WHEREAS, the Advisory Agreement permits the Adviser, subject to the supervision and direction of the Trust’s Board of Trustees, to delegate certain of its duties under the Advisory Agreement to other investment advisers, subject to the requirements of the 1940 Act; and

WHEREAS, the Adviser desires to retain the Sub-Adviser to assist the Adviser in the provision of a continuous investment program with respect to each Fund identified on Exhibit A hereto (the “Funds”), and the Sub-Adviser is willing to render such services, subject to the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of mutual covenants recited below, the parties agree and promise as follows:

1.       Appointment as Sub-Adviser. The Adviser hereby appoints the Sub-Adviser to act as investment adviser for the Funds to provide non-discretionary investment advice to the Adviser with respect to the Funds, subject to the supervision of the Board of Trustees of the Trust, and subject to the terms of this Agreement; and the Sub-Adviser hereby accepts such appointment.

2.       Duties of the Sub-Advisor; Sub-Adviser Services.

(a)       Sub-Adviser Services. The Sub-Adviser is hereby authorized and directed, and hereby agrees, subject to the stated investment objectives, policies and restrictions of each Fund as set forth in such Fund’s prospectus and statement of additional information as currently in effect and as amended from time to time (collectively referred to as the “Prospectus”) and subject to the directions of the Adviser and the Trust’s Board of Trustees, to provide non-discretionary investment advice with respect to the Funds, including by: (1) advising on and recommending, with supporting materials, subadviser and strategy weightings in connection with each Fund’s portfolio construction and strategic and dynamic asset allocation for the Funds (which may involve, among other things, review and reappraisal of each Fund’s portfolio construction and strategy based upon market conditions or structural changes); (2) assisting the Adviser in evaluating, monitoring, and allocating assets among any other sub-advisers engaged by the Adviser to manage a portion of the assets of any Fund; (3) recommending any sub-adviser changes it deems appropriate from time to time and supporting the Adviser in implementing any such sub-adviser transitions, including by overseeing non-advisory transition management matters, and otherwise coordinating subadviser transitions; (4) in the event the Adviser engages a new sub-adviser for a Fund, assisting the Adviser with commercial negotiations with such sub-adviser, and facilitating any such sub-adviser additions, terminations, or replacements in collaboration with the Adviser, the Fund’s administrator, and other Fund service providers; (5) assisting the Adviser in monitoring and coordinating rebalancing among sub-adviser allocations; (6) liaising and communicating with sub-advisers regarding Fund objectives, guidelines, and standards, and sub-adviser specific investment guidelines, in each case as approved by the Adviser, and monitoring sub-advisers’ implementation of the screening criteria as described in the Prospectus.

(b)       Compliance with Applicable Laws, Governing Documents and Trust Compliance Procedures. In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall (i) act in accordance with: (A) the Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) and By-Laws; (B) the Prospectus; (C) the policies and procedures for compliance by the Trust with the Federal Securities Laws (as that term is defined in Rule 38a-1 under the 1940 Act) provided to the Sub-Adviser, as relevant to the services hereunder (together, the “Trust Compliance Procedures”); and (D) the instructions and directions received in writing from the Adviser or the Trustees of the Trust; and (ii) comply with the requirements of the 1940 Act, the Advisers Act, and all other applicable federal and state laws, rules, and regulations that relate to registered investment companies as applicable to the Sub-Adviser’s services under this Agreement. The Sub-Adviser shall maintain compliance procedures that the Sub-Adviser reasonably believes are adequate to ensure the compliance with the foregoing. No supervisory activity undertaken by the Adviser or by the Board shall limit the Sub-Adviser’s full responsibility for the foregoing. The Adviser will provide the Sub-Adviser with any materials or information that the Sub-Adviser may reasonably request to enable it to perform its duties and obligations under this Agreement.

The Adviser will provide the Sub-Adviser with reasonable advance notice, in writing, of: (i) any change in a Fund’s investment objectives, policies and restrictions as stated in the Prospectus; (ii) any change to the Trust’s Declaration of Trust or By-Laws; or (iii) any material change in the Trust Compliance Procedures; and the Sub-Adviser, in the performance of its duties and obligations under this Agreement, shall perform the services hereunder consistently with such changes, provided the Sub-Adviser has received such prior notice of the effectiveness of such changes from the Trust or the Adviser. In addition to such notice, the Adviser shall provide to the Sub-Adviser a copy of a modified Prospectus and copies of the revised Trust Compliance Procedures, as applicable, reflecting such changes. The Sub-Adviser hereby agrees to provide to the Adviser in a timely manner following request by the Adviser, in writing, such information relating to the Sub-Adviser and its relationship to, and actions for, a Fund as may be required to be contained in the Prospectus or in the Trust’s registration statement on Form N-1A, or otherwise as reasonably requested by the Adviser.

(c)       Sub-Adviser Compliance Policies and Procedures. The Subadviser represents and warrants that: (a) in accordance with Rule 206(4)-7 under the Advisers Act, the Subadviser has adopted and implemented and shall maintain written policies and procedures reasonably designed to prevent violation by the Subadviser and the Subadviser’s supervised persons (as this term is defined in the Advisers Act) of the Advisers Act and the rules that the Commission has adopted under the Advisers Act; and (b) to the extent that the Subadviser’s activities or services reasonably could be expected materially to affect a Fund, the Subadviser has adopted and implemented and shall maintain written policies and procedures that the Trust’s chief compliance officer determines are reasonably designed to prevent violation of the “federal securities laws” (as this term is defined in Rule 38a-1 under the 1940 Act) by the Funds and the Subadviser. The Sub-Adviser shall provide the Trust’s Chief Compliance Officer (“Trust CCO”) copies of: (i) upon request, the Sub-Adviser’s policies and procedures for compliance by the Sub-Adviser with the Federal Securities Laws (together, the “Sub-Adviser Compliance Procedures”), and (ii) within a reasonable time following any such change, any material changes to the Sub-Adviser Compliance Procedures. The Sub-Adviser shall cooperate fully with the Trust CCO so as to facilitate the Trust CCO’s performance of the Trust CCO’s responsibilities under Rule 38a-1 to review, evaluate, and report to the Trust’s Board of Trustees on the operation of the Sub-Adviser Compliance Procedures, and shall promptly report to the Trust CCO any material compliance matter arising under the Sub-Adviser Compliance Procedures involving the Funds. The Sub-Adviser shall provide to the Trust CCO reports confirming the Sub-Adviser’s compliance with the Sub-Adviser Compliance Procedures as reasonably requested by the Adviser or Trust CCO from time to time.

(d)       Code of Ethics. The Sub-Adviser hereby represents that it has adopted policies and procedures and a code of ethics that meet the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act. Copies of such policies and procedures and code of ethics and any changes or supplements thereto shall be delivered to the Adviser and the Trust upon request, and any material violation of such policies, and procedures and code of ethics by personnel of the Sub-Adviser impacting the Funds shall be reported to the Adviser and the Trust immediately, and in the format reasonably requested by the Adviser and the Board of Trustees, whether or not said violation relates to a security held by a Fund.

(e)       Books and Records. The Sub-Adviser shall maintain records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act that are prepared or maintained by the Sub-Adviser on behalf of the Trust, and acknowledges that such records are the property of the Trust and will be surrendered promptly to the Trust upon request. The Sub-Adviser further agrees to preserve for the periods prescribed in Rule 31a-2 under the 1940 Act the records required to be maintained under Rule 31a-1 under the 1940 Act.

(f)       Reporting; Information Concerning the Sub-Adviser. From time to time as the Adviser or the Trust may request, the Sub-Adviser will furnish the requesting party reporting regarding the Funds, including performance and risk analyses, qualitative analyses (including research reports and operational risk assessments on sub-advisers recommended by the Sub-Adviser), and market dynamics impacting the Funds. Additionally, the Sub-Adviser will furnish, on at least an annual basis, a review of the subadvisory fees paid by the Funds against appropriate market benchmarks. The Sub-Adviser will provide the Adviser with information (including information that is required to be disclosed in the Prospectus) with respect to the Sub-Adviser, including any changes in the ownership or management of the Sub-Adviser, or of material changes in the control of the Sub-Adviser. The Sub-Adviser will promptly notify the Adviser of any pending investigation, material litigation, administrative proceeding or any other significant regulatory inquiry that could have a material impact on the Sub-Adviser’s ability to service the Funds. Upon reasonable request, the Sub-Adviser will make available its officers and employees to meet with the Trust’s Board of Trustees to review the Sub-Adviser’s services to the Funds.

(g)       Cooperation With Agents of the Adviser and the Trust. The Sub-Adviser agrees to cooperate with and provide reasonable assistance to the Adviser, the Trust, any Trust custodian or foreign sub-custodians, any Trust pricing agents, as necessary or appropriate in its performance of the services hereunder, and all other agents and representatives of the Adviser and the Trust with respect to such information regarding each Fund that is in the possession of the Sub-Adviser as said entities reasonably may request from time to time in the performance of said entities’ obligations, to provide prompt responses to reasonable requests made by said persons, and to establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

(h)       Regulatory Examinations. The Sub-Adviser will provide such cooperation to the Adviser and/or the Trust as they reasonably request to assist them in responding to any regulatory or compliance examinations or inspections (including information requests) brought by any governmental or regulatory authorities having appropriate jurisdiction (including, but not limited to, the SEC) to the extent relating to the Sub-Adviser’s services to the Funds.

3.       Independent Contractor. In the performance of its duties hereunder, the Sub-Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent a Fund, the Trust or the Adviser in any way or otherwise be deemed an agent of a Fund, the Trust or the Adviser.

4.       Services to Other Clients. Nothing herein contained shall limit the freedom of the Sub-Adviser or any affiliated person of the Sub-Adviser to render investment advisory, supervisory and other services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities. It is understood that the Sub-Adviser may give advice and take action for its other clients that may differ from advice given, or the timing or nature of action taken, for a Fund.

5.       Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement. The Sub-Adviser, at its sole expense, shall employ or associate itself with such persons as it believes to be particularly fitted to assist it in the execution of its duties under this Agreement. The Trust or the Adviser, as the case may be, shall reimburse the Sub-Adviser for any expenses as may be reasonably incurred by the Sub-Adviser, at the request of and on behalf of a Fund or the Adviser. The Sub-Adviser shall keep and supply to the Trust and the Adviser reasonable records of all such expenses.

6.       Compensation. For the services provided and the expenses assumed with respect to a Fund pursuant to this Agreement, the Sub-Adviser will be entitled to the compensation set forth on Exhibit B. Such fees will be computed in accordance with Exhibit B.

If this Agreement is terminated prior to the end of any calendar quarter, the fee shall be prorated for the portion of any quarter in which this Agreement is in effect according to the proportion which the number of calendar days, during which this Agreement is in effect, bears to the number of calendar days in the quarter, and shall be payable within ten (10) days after the date of termination.

7.       Representations, Warranties and Covenants of the Sub-Adviser. The Sub-Adviser represents and warrants to the Adviser and the Trust as follows:

(a)       The Sub-Adviser is registered as an investment adviser under the Advisers Act. The Sub-Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and, to the best knowledge of the Sub-Adviser, there is no proceeding or investigation that reasonably is likely to result in the Sub-Adviser being prohibited from performing the services contemplated by this Agreement. The Sub-Adviser agrees promptly to notify the Trust of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser to an investment company. The Sub-Adviser is in compliance in all material respects with all applicable federal and state law in connection with the Sub-Adviser’s investment management operations.

(b)       The Sub-Adviser is a limited liability company, duly organized and validly existing under the laws of the State of Delaware, with the power to own and possess its assets and carry on its business as it is now being conducted.

(c)       The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser’s powers and have been duly authorized by all necessary action of its board and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for the execution, delivery and performance by the Sub-Adviser of this Agreement, and the execution, delivery and performance by the Sub-Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation; (ii) the Sub-Adviser’s governing instruments; or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Sub-Adviser.

(d)       The Form ADV of the Sub-Adviser previously provided to the Adviser is a true and complete copy of the form as currently filed with the SEC. The Sub-Adviser will promptly provide the Adviser and the Trust with a complete copy of all subsequent amendments to its Form ADV.

(e)       The Sub-Adviser maintains errors and omissions insurance coverage in an appropriate amount. Furthermore, the Sub-Adviser, upon reasonable request, shall provide the Trust with evidence of such insurance coverage.

(f)        The Sub-Adviser shall act honestly, in good faith, and in the best interests of the Trust, including requiring any of the Sub-Adviser’s personnel with knowledge of Fund activities to place the interest of each Fund first, ahead of said personnel’s own interests, in all personal trading scenarios that may involve a conflict of interest with the Fund, consistent with the Sub-Adviser’s fiduciary duties under applicable law.

(g)       The Sub-Adviser shall notify the Trust’s Chief Compliance Officer and the Adviser’s Chief Compliance Officer promptly upon detection of any material breach of the Trust Compliance Procedures or the Sub-Adviser Compliance Procedures (to the extent, in the case of a breach of the the Sub-Adviser Compliance Procedures, such breach impacts one or more Funds). In addition, the Sub-Adviser shall provide a quarterly certification regarding the Sub-Adviser’s compliance with its obligations under this Agreement and the Trust’s and the Adviser’s policies, guidelines, or procedures as applicable to the Sub-Adviser. The Sub-Adviser acknowledges and agrees to provide these quarterly compliance certifications to the Trust CCO, and that such certifications may be provided to the Board. The Sub-Adviser agrees to correct any compliance failure promptly and to take any action that the Board and/or the Adviser reasonably may request in connection with any compliance breach. The Sub-Adviser promptly shall notify the Trust and the Adviser in the event that: (i) the Sub-Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry, or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund’s ownership of shares in the defendant) or involving compliance by the Sub-Adviser with the federal or state securities laws in connection with the services hereunder; or (ii) an actual change in control of the Sub-Adviser resulting in an “assignment” (as that term is defined in the 1940 Act) has occurred or otherwise is proposed to occur.

(h)       Upon reasonable request, the Sub-Adviser agrees to make the Sub-Adviser’s records and premises (including the availability of the Sub-Adviser’s employees for interviews at a mutually agreed time during regular business hours of the Sub-Adviser) – solely to the extent that these records relate to the conduct of services provided to each Fund -- reasonably available for compliance audits by the Adviser and/or the Trust’s officers, employees, accountants, or counsel (provided that such employees, accountants, or counsel agree to be bound by confidentiality provisions no less stringent than those contained herein); in this regard, the Trust and the Adviser acknowledge that the Sub-Adviser shall have no obligation to make available proprietary information unrelated to the services provided by the Sub-Adviser to the Fund or any information related to other clients of the Sub-Adviser, except to the extent necessary for the Adviser or the Trust CCO to confirm the absence of any conflict of interest and compliance with any laws, rules, or regulations in the Sub-Adviser’s activities under this Agreement.

8.       Representations and Warranties of the Adviser. The Adviser represents and warrants to the Sub-Adviser and the Trust as follows:

(a)       The Adviser is registered as an investment adviser under the Advisers Act;

(b)       The Adviser is a corporation duly organized and validly existing under the laws of the State of Illinois, with the power to own and possess its assets and carry on its business as it is now being conducted;

(c)       The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action on the part of its board of directors, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation; (ii) the Adviser’s governing instruments; or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Advisor;

(d)       The Adviser acknowledges that it received a copy of the Sub-Adviser’s Form ADV prior to the execution of this Agreement, which was provided by the Sub-Adviser;

(e)       The Adviser and the Trust have duly entered into the Advisory Agreement pursuant to which the Trust authorized the Adviser to enter into this Agreement.

9.       Survival of Representations and Warranties; Duty to Update Information. All representations and warranties made by the Sub-Adviser and the Adviser pursuant to Sections 7 and 8 of this Agreement, respectively, shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

10.       Liability and Indemnification.

(a)       Liability. The duties of the Sub-Adviser shall be confined to those expressly set forth herein with respect to the Funds. The Sub-Adviser shall not be liable for any loss arising out of any recommendation made or action taken or omitted to be taken, except a loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder, except as may otherwise be provided under provisions of applicable state law that cannot be waived or modified hereby. Under no circumstances shall the Sub-Adviser be liable for any loss arising out of any act or omission taken by another sub-adviser, or any other third party. Under no circumstances shall either party hereto be liable to the other for special, punitive or consequential damages, arising under or in connection with this Agreement, even if previously informed of the possibility of such damages.

(b)       Indemnification. The Sub-Adviser shall indemnify the Adviser, the Trust and each Fund, and their respective affiliates and controlling persons (the “Fund Indemnified Persons”) for any liability and expenses, including reasonable attorneys’ fees, which a Fund Indemnified Person sustains as a result of the Sub-Adviser’s material breach of this Agreement or its representations and warranties herein, willful misfeasance, bad faith, negligence, reckless disregard of its duties hereunder, or violation of applicable law; provided, however, that the Fund Indemnified Persons shall not be indemnified for any liability or expenses to the extent such liability or expenses result from the Adviser’s breach of this Agreement or its representations and warranties herein, or any Fund Indemnified Person’s willful misfeasance, bad faith, negligence, reckless disregard of its duties hereunder, or violation of applicable law.

The Adviser shall indemnify the Sub-Adviser, its affiliates and its controlling persons (the “Sub-Adviser Indemnified Persons”) for any liability and expenses, including reasonable attorneys’ fees, which a Sub-Adviser Indemnified Person sustains as a result of the Adviser’s material breach of this Agreement or its representations and warranties herein, or any Fund Indemnified Person’s willful misfeasance, bad faith, negligence, reckless disregard of its duties hereunder, or violation of applicable law; provided, however, that the Sub-Adviser Indemnified Persons shall not be indemnified for any liability or expenses to the extent such liability or expenses result from the Sub-Adviser’s breach of this Agreement or its representations and warranties herein, willful misfeasance, bad faith, negligence, reckless disregard of its duties hereunder, or violation of applicable law.

11.       Duration and Termination.

(a)       Duration. This Agreement, unless sooner terminated as provided herein, shall for the Fund(s) listed on Exhibit A attached hereto remain in effect from the date of execution (the “Effective Date”), until two years from the Effective Date, and thereafter, for periods of one year, so long as such continuance thereafter is specifically approved at least annually (i) by the vote of a majority of those Trustees of the Trust who are not interested persons of any party to this Agreement, at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees of the Trust, or by the vote of a majority of the outstanding voting securities of each Fund (except as such vote may be unnecessary pursuant to relief granted by an exemptive order from the SEC). The foregoing requirement that continuance of this Agreement be “specifically approved at least annually” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

(b)       Termination. This Agreement may be terminated as to any Fund at any time, without the payment of any penalty by: (i) the vote of a majority of the Trustees of the Trust, the vote of a majority of the outstanding voting securities of the Fund, or the Adviser, or (ii) the Sub-Adviser on not less than ninety (90) days written notice to the Adviser and the Trust. This Agreement may also be terminated as to any Fund at any time by any party hereto immediately upon written notice to the other parties in the event of a breach of any provision to this Agreement by any of the parties.

This Agreement shall not be assigned and shall terminate automatically in the event of its assignment, except as provided otherwise by any rule, exemptive order issued by the SEC, or No-Action Letter provided or pursuant to the 1940 Act, or upon the termination of the Advisory Agreement.

This Agreement shall extend to and bind the heirs, executors, administrators and successors of the parties hereto.

12.       Amendment. This Agreement may be amended by mutual consent of the parties, provided that the terms of any material amendment shall be approved by: (a) the Trust’s Board of Trustees or by a vote of the majority of a Fund's outstanding securities, and (b) the vote of a majority of those Trustees of the Trust who are not interested persons of any party to this Agreement cast in accordance with the requirements of the 1940 Act and the rules and regulations thereunder or in accordance with such regulatory guidance, interpretations or exemptive relief issued by the SEC or its staff from time to time. Exhibit A hereto may be amended at any time to add additional Funds as agreed by the Adviser and the Sub-Adviser and approved by the Trust’s Board of Trustees.

13.       Confidentiality.

(a)	From time to time, a party may disclose, exchange, or make available, the party’s “Confidential Information” (as that term is defined below) to the other parties. For purposes of this Agreement, “Confidential Information” shall mean any information, data, or materials pertaining to a party’s (“Discloser”) or the party’s affiliates’ or subsidiaries’ business, financial, or internal plans or affairs, or other information marked or designated as confidential or proprietary at or prior to disclosure or which would appear to a reasonably prudent person to be confidential and/or proprietary in nature, regardless of form of communication (whether oral, in hard copy, electronic, or any other medium whatsoever), and whether furnished before, on, or after the date of this Agreement, that is not currently available to the general public.

(b)	Confidential Information shall NOT include: (a) any information that is or becomes generally available to the public through no breach of this Agreement by recipient (“Recipient”); (b) any information that is disclosed to Recipient on a non-confidential basis by a third party who, to Recipient’s knowledge after due inquiry, has legitimate possession thereof and the unrestricted right to make this disclosure; and (c) any information developed by Recipient independently of, and without reference to, any Confidential Information disclosed by Discloser to Recipient.

(c)	Recipient acknowledges that any Confidential Information provided by Discloser shall be used by Recipient solely for purposes related to the Agreement, and, except as provided in a subsequent written agreement between the parties, the provision of Confidential Information shall not be construed as creating any express or implied license to develop or otherwise use the Confidential Information in any manner. Recipient agrees: (a) to take reasonable steps to safeguard the Confidential Information from theft, piracy, or unauthorized access, and to hold the Confidential Information in strict confidence and secrecy using at least the same level of care and protection against disclosure as Recipient uses in protecting Recipient’s own confidential and proprietary information; (b) not to use the Confidential Information for any purpose other than those purposes related to this Agreement; (c) not to reveal or disclose the Confidential Information to any individual, firm, or entity without the prior written consent of Discloser, other than as set forth in (e) below; (d) to inform third-party recipients of the confidential nature of the Confidential Information; and (e) to disclose Confidential Information to Recipient’s officers, directors, representatives, agents, or employees only on a “need-to-know” basis and to inform these individuals of their obligations under this Agreement, taking such steps as may be reasonable in the circumstances, or as may be reasonably requested by Discloser, to prevent any unauthorized disclosure, copying, or use of the Confidential Information. Neither Discloser nor any of Discloser’s officers, directors, employees, or controlling persons make any express or implied representation or warranty as to the completeness and accuracy of any Confidential Information, and Recipient agrees that none of these persons shall have any liability to Recipient or any of Recipient’s representatives and agents relating to or arising from the use of any Confidential Information or for any errors therein or omissions therefrom.

(d)	Recipient acknowledges that any Confidential Information provided pursuant to this Agreement constitutes unique, valuable, and special business of Discloser. Recipient agrees that a violation of any material provision of this Agreement may cause Discloser irreparable injury for which Discloser would have no adequate remedy at law, and agrees that Discloser may be entitled to seek immediate injunctive relief prohibiting said violation, without bond, in addition to any other rights and remedies available to Discloser.

(e)	Neither party shall be liable for disclosure of Confidential Information made to any court of proper jurisdiction, regulatory, self-regulatory, governmental agency or examining authority having jurisdiction over either party and pursuant to subpoena, court order, or other legal process or as otherwise required by law or regulation. Recipient shall provide the Discloser with prompt written notice of said request or requirement for disclosure, unless prevented by applicable law or regulation. If requested, Recipient shall reasonably cooperate at Discloser’s expense in defending against any said court or administrative order.

(f)	It is understood and agreed that regulators having jurisdiction over any of the parties shall have unrestricted access to all books, records, files, and other materials in a party’s possession, including the Confidential Information, and disclosure of the Confidential Information to these persons solely for purposes of supervision or examination may occur without written notice to or authorization from the Discloser.

14.       Use of Names.

(a)       The Name ““Catholic Responsible Investments”. The Adviser grants to the Sub-Adviser a limited, non-exclusive, non-sublicenseable, non-transferrable license to use the name and trademark “Catholic Responsible Investments” (the “Name”) for the duration of this Agreement or until such license is terminated by the Adviser. The foregoing authorization by the Adviser to the Sub-Adviser to use the Name is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the Name; the Sub-Adviser acknowledges and agrees that, as between the Sub-Adviser and the Adviser, (i) the Adviser has the right to use, or authorize others to use, the Name (ii) the Adviser is the sole owner of the Name, all rights therein and all goodwill associated therewith, and (iii) all rights arising from use of the name by the Trust shall inure to the benefit of the Adviser. The Sub-Adviser shall use the Name only in a manner consistent with uses approved by the Adviser. Notwithstanding the foregoing, neither the Sub-Adviser nor any affiliate or agent of the subadviser shall make reference to or use the Name or any of Adviser’s respective affiliates or clients names without the prior approval of Adviser, which approval shall not be unreasonably withheld or delayed; provided, that the Sub-Adviser is authorized to disclose the Name and the Adviser’s and each Fund’s identities as clients of the Sub-Adviser in any representative client list prepared by the Sub-Adviser for use in marketing materials. The Sub-Adviser hereby agrees to make all reasonable efforts to cause any affiliate or agent of the Sub-Adviser to satisfy the foregoing obligation in connection with any services said affiliates or agents provide to the Sub-Adviser or to a Fund under this Agreement. The Adviser has obtained all licenses and permissions necessary for the Sub-Adviser to use any index data provided to the Sub-Adviser by the Adviser or Adviser’s agent under this Agreement and the Sub-Adviser is not required to obtain any said licenses or permissions itself.

The Trust grants to the Sub-Adviser a sub-license to use a Fund’s name or the Funds’ names (collectively, a “Fund Name”). The foregoing authorization by the Trust to the Sub-Adviser to use a Fund Name is not exclusive of the right of the Adviser itself to use, or to authorize others to use, a Fund Name. The Sub-Adviser shall use a Fund Name only in a manner consistent with uses approved by the Trust. The Sub-Adviser hereby agrees to make all reasonable efforts to cause any affiliate or agent of the Sub-Adviser to satisfy the foregoing obligation in connection with any services said affiliates or agents provide to the Sub-Adviser or to a Fund under this Agreement. The sub-license granted herein in regard to a Fund shall terminate in the event that the Sub-Adviser no longer is a sub-adviser to a Fund.

(b)       The Sub-Adviser Name. During the term of this Agreement, the Adviser shall have permission to identify the Sub-Adviser as a sub-adviser to the Fund in the marketing of the Fund, and agrees to provide to the Sub-Adviser all prospectuses, proxy statements and reports to shareholders prepared for distribution to shareholders of the Fund or the public, which refer to the Sub-Adviser in any way, which references shall be subject to the Sub-Adviser’s prior review and approval not to be unreasonably withheld. The Adviser hereby agrees to make all reasonable efforts to cause the Trust and any affiliate or agent of the Adviser to satisfy the foregoing obligation.

The Trust shall have the right to use the Sub-Adviser’s name in connection with the management and operation of each Fund until this Agreement is terminated as set forth herein. The Subadviser is not aware of any threatened or existing actions, claims, litigation, or proceedings that adversely would affect or prejudice the rights of the Trust to use the Sub-Adviser’s name.

15.       Notice. Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the party giving notice to the other party at the last address furnished by the other party.

(a)	If to the Advisor:

Christan Brothers Investment Services, Inc.

125 S. Wacker Drive, Suite 2400

Chicago, IL 60606

Attention: [ ]

(b)	If to the Sub-Advisor:

Mercer Investments LLC

99 High Street

Boston, MA 02110

Attention: Chief Investments Counsel

16.       Governing Law and Forum Selection. This Agreement shall be governed by the internal laws of the State of Delaware without regard to conflict of law principles; provided, however that nothing herein shall be construed as being inconsistent with the 1940 Act, the Advisers Act, the rules and regulations thereunder, or such regulatory guidance, interpretations or exemptive relief issued by the SEC or its staff from time to time. Any legal suit, action or proceeding related to, arising out of, or concerning this Agreement shall be brought only in the U.S. District Court located in Delaware, or if such action may not be brought in that court, then such action shall be brought in Delaware state court(the “Designated Courts”). Each party (a) consents to jurisdiction in the Designated Courts; (b) waives any objection to venue in either Designated Court, and (c) waives any objection that either Designated Court is an inconvenient forum.

17.       Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement’s subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

18.       Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

19.       Certain Definitions. For the purposes of this Agreement and except as otherwise provided herein, “interested person,” “affiliated person,” “affiliates,” “controlling persons” and “assignment” shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC, and the term “Fund” or “Funds” shall refer to those Fund(s) for which the Sub-Adviser provides investment management services and as are listed on Exhibit A to this Agreement.

20.       Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.

CHRISTIAN BROTHERS INVESTMENT SERVICES, INC.

By:	/s/ Jeffrey A. McCroy

Name:	Jeffrey A. McCroy

Title:	President & CEO

MERCER INVESTMENTS LLC

By:	/s/ Stephen Gouthro

Name:	Stephen Gouthro

Title:	Global Chief Operating Officer

ACKNOWLEDGED & ACCEPTED BY:

CATHOLIC RESPONSIBLE INVESTMENTS FUNDS

By:	/s/ Michael G. Beattie

Name:	Michael G. Beattie

Title:	President

EXHIBIT A

SUB-ADVISORY AGREEMENT

BETWEEN CHRISTIAN BROTHERS INVESTMENT SERVICES, INC.

AND

MERCER INVESTMENTS LLC

May 21, 2024

CATHOLIC RESPONSIBLE INVESTMENTS MAGNUS 45/55 FUND
CATHOLIC RESPONSIBLE INVESTMENTS MAGNUS 60/40 BETA PLUS FUND
CATHOLIC RESPONSIBLE INVESTMENTS MAGNUS 60/40 ALPHA PLUS FUND
CATHOLIC RESPONSIBLE INVESTMENTS MAGNUS 75/25 FUND
CATHOLIC RESPONSIBLE INVESTMENTS ULTRA SHORT BOND FUND
CATHOLIC RESPONSIBLE INVESTMENTS SHORT DURATION BOND FUND
CATHOLIC RESPONSIBLE INVESTMENTS OPPORTUNISTIC BOND FUND
CATHOLIC RESPONSIBLE INVESTMENTS BOND FUND
CATHOLIC RESPONSIBLE INVESTMENTS EQUITY INDEX FUND
CATHOLIC RESPONSIBLE INVESTMENTS MULTI-STYLE US EQUITY FUND
CATHOLIC RESPONSIBLE INVESTMENTS INTERNATIONAL EQUITY FUND
CATHOLIC RESPONSIBLE INVESTMENTS SMALL-CAP FUND
CATHOLIC RESPONSIBLE INVESTMENTS INTERNATIONAL SMALL-CAP FUND

EXHIBIT B

SUB-ADVISORY AGREEMENT

BETWEEN CHRISTIAN BROTHERS INVESTMENT SERVICES, INC.

AND

MERCER INVESTMENTS LLC

May 21, 2024

FEE SCHEDULE

The Adviser shall pay to the Subadviser as compensation for the Subadviser’s services rendered, a fee, computed daily at an annual rate based on the average daily net assets of the respective Fund as may be allocated by the Adviser to the Subadviser from time to time in accordance with the following fee schedule and the computation terms below:

CATHOLIC RESPONSIBLE INVESTMENTS MAGNUS 45/55 FUND	[REDACTED]
CATHOLIC RESPONSIBLE INVESTMENTS MAGNUS 60/40 BETA PLUS FUND	[REDACTED]
CATHOLIC RESPONSIBLE INVESTMENTS MAGNUS 60/40 ALPHA PLUS FUND	[REDACTED]
CATHOLIC RESPONSIBLE INVESTMENTS MAGNUS 75/25 FUND	[REDACTED]
CATHOLIC RESPONSIBLE INVESTMENTS ULTRA SHORT BOND FUND	[REDACTED]
CATHOLIC RESPONSIBLE INVESTMENTS SHORT DURATION BOND FUND	[REDACTED]
CATHOLIC RESPONSIBLE INVESTMENTS OPPORTUNISTIC BOND FUND	[REDACTED]
CATHOLIC RESPONSIBLE INVESTMENTS BOND FUND	[REDACTED]
CATHOLIC RESPONSIBLE INVESTMENTS EQUITY INDEX FUND	[REDACTED]
CATHOLIC RESPONSIBLE INVESTMENTS MULTI-STYLE US EQUITY FUND	[REDACTED]
CATHOLIC RESPONSIBLE INVESTMENTS INTERNATIONAL EQUITY FUND	[REDACTED]
CATHOLIC RESPONSIBLE INVESTMENTS SMALL-CAP FUND	[REDACTED]
CATHOLIC RESPONSIBLE INVESTMENTS INTERNATIONAL SMALL-CAP FUND	[REDACTED]

Computation
[REDACTED]

EXHIBIT B

Investment Sub-Advisory Agreement between Christian Brothers Investment Services, Inc. and Allspring Global Investments, LLC, relating to the Catholic Responsible Investments International Small-Cap Fund

SUBADVISORY AGREEMENT

SUBADVISORY AGREEMENT (the “Agreement”) made as of this 28th day of June, 2024, by and between Christian Brothers Investment Services, Inc. (the “Adviser”), an Illinois corporation with its principal place of business at 125 S. Wacker Drive, Suite 2400, Chicago, IL 60606, and Allspring Global Investments, LLC (the “Subadviser”), a Delaware limited liability corporation, with the Subadviser’s principal place of business at 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203.

W I T N E S S E T H

WHEREAS, pursuant to authority granted to the Adviser by the Board of Trustees (the “Board”) of Catholic Responsible Investments Funds (the “Trust”), a Delaware statutory trust registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), on behalf of the series set forth on Schedule A to this Agreement (each, a “Fund,” and, collectively, the “Funds”), and pursuant to the provisions of the Investment Advisory Agreement, dated as of November 17, 2021, by and between the Adviser and the Trust (the “Management Agreement”), the Adviser has selected the Subadviser to act as sub-investment adviser of each Fund and to provide certain related services, as more fully set forth below, and to perform these services under the terms and conditions hereinafter set forth; and

WHEREAS, each of the Adviser and the Subadviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Management Agreement contemplates that the Adviser may appoint a subadviser to perform some or all of the services for which the Adviser is responsible thereunder; and

WHEREAS, the Subadviser is willing to furnish these services to the Adviser and each Fund listed in Schedule A to this Agreement, as said Schedule may be amended from time to time upon mutual agreement of the parties.

NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the parties do hereby agree as follows:

The Subadviser’s Services.

(a)       Discretionary Investment Management Services. The Subadviser shall act as sub-investment adviser with respect to each Fund in regard to those Fund assets as may be allocated by the Adviser to the Subadviser (the “Assets”). In said capacity, the Subadviser, subject to the oversight of the Adviser and the Board, regularly shall provide the Fund with investment research, advice, and supervision and shall furnish continuously an investment program, consistent with the investment objectives and policies of the Fund. The Subadviser shall determine, from time to time, what securities shall be purchased for the Fund, what securities shall be held or sold by the Fund, and what portion of the Fund’s assets shall be held uninvested, in cash, subject always to the provisions of the Trust’s Agreement and Declaration of Trust, the Trust’s By-Laws, and the Trust’s registration statement on Form N-1A (the “Registration Statement”) under the 1940 Act, and under the Securities Act of 1933, as amended (the “1933 Act”), covering Fund shares, as filed with the Securities and Exchange Commission (the “Commission”), and to the investment objectives, policies, and restrictions of the Fund, as each of the same from time to time shall be in effect. To carry out these obligations, the Subadviser shall exercise full discretion and act for the Fund in the same manner and with the same force and effect as the Fund itself might or could do with respect to purchases, sales, or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of said purchases, sales, or other transactions. No reference in this Agreement to the Subadviser having full discretionary authority over the Fund’s investments in any way shall limit the right of either the Adviser or the Board, in either the Adviser’s or the Board’s respective sole discretion, to establish or revise policies in connection with the management of the Fund’s assets or to otherwise exercise either the Adviser’s or the Board’s respective right to control the overall management of the Fund’s assets. As applicable and appropriate, and without limiting the generality of the foregoing, the Subadviser has the authority to enter into trading agreements on behalf of the Fund and to adhere on the Fund’s behalf to the applicable International Swaps & Derivatives Association (“ISDA”) over-the-counter (“OTC”) derivatives transaction protocols and to enter into client agency agreements or other documents that may be required to effect OTC derivatives transaction through swap execution facilities (i.e., “SEFs”).

(b)       Compliance. The Subadviser agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940, as amended (the “Advisers Act”), the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Commodity Exchange Act and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules, regulations, and case law that relate to the services and relationships described hereunder and to the conduct of the Subadviser’s business as a registered investment adviser. The Subadviser also agrees to comply with the objectives, policies, and restrictions set forth in the Registration Statement, as amended or supplemented, of each Fund, and with any policies, guidelines, instructions, and procedures approved by the Board or the Adviser and provided to the Subadviser. In selecting the Fund’s portfolio securities and performing the Subadviser’s obligations hereunder, the Subadviser shall cause the Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company. The Subadviser shall maintain compliance procedures that the Subadviser reasonably believes are adequate to ensure the compliance with the foregoing. No supervisory activity undertaken by the Adviser or by the Board shall limit the Subadviser’s full responsibility for any of the foregoing.

(c)        Proxy Voting. Pursuant to Board authority, the Adviser has the delegated authority to determine how proxies with respect to securities that are held by each Fund shall be voted. The Adviser, and not the Sub-Adviser, is responsible for voting proxies for the Fund. The Sub-Adviser promptly shall forward to the Adviser, upon the Adviser’s reasonable request, any information or documents necessary for the Adviser to exercise the Adviser’s proxy voting responsibilities.

For the avoidance of doubt, the Sub-Adviser shall not be responsible for filing shareholder resolutions or engaging in corporate dialogues with respect to companies held in a Fund’s portfolio in furtherance of Adviser’s Commitment to Catholic Responsible Investments.

(d)       Recordkeeping. The Subadviser shall not be responsible for the provision of administrative, bookkeeping, or accounting services to each Fund, except as otherwise provided herein or as may be necessary for the Subadviser to supply to the Adviser, the Trust, or the Trust’s Board the information required to be supplied under this Agreement.

The Subadviser shall maintain separate books and detailed records of all matters pertaining to the Fund’s Assets advised by the Subadviser required by Rule 31a-1 under the 1940 Act (other than those records being maintained by the Adviser, or any administrator, custodian, or transfer agent appointed by the Trust) relating to the Subadviser’s responsibilities provided hereunder with respect to the Fund, and shall preserve said records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act (hereinafter, the “Fund Books and Records”). The Fund Books and Records shall be available to the Adviser and the Board at any time upon request, shall be delivered to the Trust upon the termination of this Agreement, and shall be available without delay during any day the Trust is open for business.

(e)       Holdings Information and Pricing. The Subadviser shall provide regular reports regarding each Fund’s holdings, and, on the Subadviser’s own initiative, may furnish the Adviser, the Trust, and the Trust’s Board from time to time with whatever information the Subadviser believes is appropriate for this purpose. The Subadviser agrees to notify the Adviser and the Board promptly if the Subadviser reasonably believes that the value of any security held by a Fund may not reflect fair value. The Subadviser agrees to provide, upon request, any valuation information, prices, and reasonable assistance to the Adviser, Trust, the Trust’s Board, and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust’s valuation procedures for the purpose of calculating the Fund’s net asset value in accordance with procedures and methods established by the Board.

(f)       Cooperation With Agents of the Adviser and the Trust. The Subadviser agrees to cooperate with and provide reasonable assistance to the Adviser, the Trust, any Trust custodian or foreign sub-custodians, any Trust pricing agents, and all other agents and representatives of the Adviser and the Trust with respect to such information regarding each Fund as said entities reasonably may request from time to time in the performance of said entities’ obligations, to provide prompt responses to reasonable requests made by said persons, and to establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

(g)       Consultation With Other Subadvisers. In performance of the Subadviser’s duties and obligations under this Agreement, the Subadviser shall not consult with any other subadviser to a Fund or a subadviser to a portfolio that is under common control with the Fund concerning transactions for the Fund, except as permitted by the policies and procedures of the Fund. The Subadviser shall not provide investment advice to any assets of the Fund other than the Assets managed by the Subadviser.

(h) Delegation. The Adviser agrees that the Subadviser may employ third party service providers, including affiliates, to perform certain services related to this Agreement, including but not limited to administrative, dealing, trade execution, collateral management or ancillary services, provided that the Subadviser ensures that all third-party service providers and affiliates will be subject to the Trust’s compliance program and policies applicable to such services. In the course of doing so the Subadviser may share information, details or data relating to the Adviser or the Assets with such service provider. To the extent applicable, the Adviser agrees that information about the Adviser and the Assets may be processed outside the United States.

Code of Ethics.

The Subadviser has adopted a written code of ethics that the Subadviser reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act (“Rule 17j-1”), which the Subadviser has provided to the Adviser and the Trust. The Subadviser shall ensure that the Subadviser’s “Access Persons” (as that term is defined in the Subadviser’s Code of Ethics) comply in all material respects with the Subadviser’s Code of Ethics, as in effect from time to time. Upon request, the Subadviser shall provide the Adviser and the Trust with (i) a copy of the Subadviser’s current Code of Ethics, as in effect from time to time, and (ii) a certification that the Subadviser has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Subadviser’s Code of Ethics. Annually, the Subadviser shall furnish a written report to the Adviser and the Trust’s Board concerning the Subadviser’s Code of Ethics, which annual report shall comply with the requirements of Rule 17j-1. The Subadviser shall respond to requests for information from the Adviser and the Trust as to violations of the Code by Access Persons and the sanctions imposed by the Subadviser. The Subadviser promptly shall notify the Adviser and the Trust of any material violation of the Code related to a security held by a Fund. Sub-adviser shall notify the Adviser and the Trust through quarterly reporting of any material violation of the Code if the violation is unrelated to a security held by the Fund.

Information and Reporting.

The Subadviser shall provide the Adviser, the Trust, and the Adviser’s and the Trust’s respective officers with such periodic reports concerning the obligations that the Subadviser has assumed under this Agreement as the Adviser and the Trust from time to time reasonably may request.

(a)       Notification of Breach / Compliance Reports. The Subadviser shall notify the Trust’s Chief Compliance Officer and Adviser’s Chief Compliance Officer promptly upon detection of (i) any material failure to manage a Fund in accordance with the Fund’s investment objectives and policies or any applicable law; or (ii) any material breach of any of the Fund’s or the Subadviser’s policies, guidelines, or procedures. In addition, the Subadviser shall provide a quarterly report regarding each Fund’s compliance with the Fund’s investment objectives and policies, applicable law, including, but not limited to, the 1940 Act and Subchapter M of the Code, and the Fund’s and the Adviser’s policies, guidelines, or procedures as applicable to the Subadviser’s obligations under this Agreement. The Subadviser acknowledges and agrees that the Adviser, in the Adviser’s discretion, may provide these quarterly compliance certifications to the Board. The Subadviser agrees to correct any said failure promptly and to take any action that the Board and/or the Adviser reasonably may request in connection with any said breach. Upon request, the Subadviser also shall provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act of 2002, as amended. The Subadviser promptly shall notify the Trust and the Adviser in the event that: (i) the Subadviser is served or otherwise receives notice of any action, suit, proceeding, inquiry, or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund’s ownership of shares in the defendant) or the compliance by the Subadviser with the federal or state securities laws in connection with the services provided hereunder; or (ii) an actual change in control of the Subadviser resulting in an “assignment” (as that term is defined in the 1940 Act) has occurred or otherwise is proposed to occur.

(b)       Inspection. Upon reasonable request, the Subadviser agrees to make the Subadviser’s records and premises (including the availability of the Subadviser’s employees for interviews) -- to the extent that these records relate to the conduct of services provided to each Fund or the Subadviser’s conduct of the Subadviser’s business as an investment adviser -- reasonably available for compliance audits by the Adviser and/or the Trust’s officers, employees, accountants, or counsel; in this regard, the Trust and the Adviser acknowledge that the Subadviser shall have no obligation to make available proprietary information unrelated to the services provided by the Subadviser to the Fund or any information related to other clients of the Subadviser, except to the extent necessary for the Adviser to confirm the absence of any conflict of interest and compliance with any laws, rules, or regulations in the Subadviser’s management of the Fund.

(c)       Board and Filings Information. The Subadviser shall provide the Adviser and the Trust with any information reasonably requested regarding the Subadviser’s management of each Fund required for any meeting of the Board, or for any shareholder report, Form N-CSR, Form N-PX, Form N-SAR, Form N-PORT, amended registration statement, proxy statement, or prospectus supplement to be filed by the Trust with the Commission. The Subadviser shall make the Subadviser’s officers and employees available to meet with the Board from time to time on due notice to review the Subadviser’s investment management services to the Fund in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

(d)       Transaction Information. The Subadviser shall furnish to the Adviser and the Trust such information concerning portfolio transactions as may be necessary to enable the Adviser, the Trust, or the Adviser’s or the Trust’s respective designated agents to perform such compliance testing on each Fund and the Subadviser’s services as the Adviser and the Trust, in the Adviser’s or the Trust’s respective sole discretion, may determine to be appropriate. The provision of said information by the Subadviser to the Adviser, the Trust, or the Adviser’s or the Trust’s respective designated agents in no way relieves the Subadviser of the Subadviser’s own responsibilities under this Agreement.

Brokerage.

(a)       Principal Transactions. In connection with purchases or sales of securities for the account of a Fund, neither the Subadviser nor any of the Subadviser’s directors, officers, or employees shall act as a principal or agent or receive any commission except as permitted by the 1940 Act.

(b)       Placement of Orders. The Subadviser shall arrange for the placing of all orders for the purchase and sale of securities for each Fund’s account with brokers or dealers selected by the Subadviser. The Subadviser shall place these orders with or through such persons, brokers, or dealers chosen by the Subadviser to carry out the policy with respect to brokerage set forth in the Fund’s Prospectus or as the Board or the Adviser may direct in writing from time to time, in conformity with all federal securities laws and subject to the provisions of Section 4 of this Agreement.

(c)       Best Execution. In executing Fund transactions and selecting brokers or dealers, the Subadviser is directed at all times to use the Subadviser’s best efforts to seek on behalf of each Fund the most-favorable execution, net price, and best overall terms available under the circumstances. In assessing the best overall terms available for any transaction, the Subadviser shall consider all factors that the Subadviser deems relevant, including, among other factors, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The Subadviser shall have the express authority to negotiate, open, continue, and terminate brokerage accounts and other trading arrangements with respect to all portfolio transactions entered into by the Subadviser for a Fund.

(d)       Access To Brokerage and Research. It also is understood that it is desirable for each Fund that the Subadviser have access to brokerage and research services provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers, consistent with Section 28(e) of the 1934 Act and any Commission staff interpretations thereof. The Subadviser, therefore, is authorized to place orders for the purchase and sale of securities for the Fund with these brokers, subject to review by the Adviser and the Board from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by these brokers may be useful to the Subadviser in connection with the Subadviser’s or the Subadviser’s affiliates’ services to other clients.

In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Subadviser, therefore, also may consider the “brokerage and research services” provided (as this term is defined in Section 28(e) of the 1934 Act). Consistent with any guidelines established by the Board and Section 28(e) of the 1934 Act, the Subadviser is authorized to pay to a broker or dealer who provides said brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Subadviser in good faith determines that this commission was reasonable in relation to the value of the brokerage and research services provided by the broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Subadviser to the Subadviser’s discretionary clients, including the Funds.

(e)       Affiliated Brokers. The Subadviser or any of the Subadviser’s affiliates may act as broker in connection with the purchase or sale of securities or other investments for a Fund, subject to: (a) the requirement that the Subadviser seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in the Fund’s current Registration Statement; (b) the provisions of the 1940 Act; (c) the provisions of the Advisers Act; (d) the provisions of the 1934 Act; and (e) other provisions of applicable law. These brokerage services are not within the scope of the duties of the Subadviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Subadviser or the Subadviser’s affiliates may receive brokerage commissions, fees, or other remuneration from a Fund for these services in addition to the Subadviser’s fees for services under this Agreement.

(f)       Aggregated Transactions. The Subadviser is authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser, the Subadviser, or the Trust’s principal underwriter) if the Subadviser believes that the quality of the transaction and the commission are comparable to what these would be with other qualified firms. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable law and regulations, may aggregate the order for securities to be sold or purchased. In said event, the Subadviser shall allocate securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, in the manner the Subadviser reasonably considers to be equitable and consistent with the Subadviser’s fiduciary obligations to the Fund and to such other clients under the circumstances.

(g)       Reporting of Transactions. The Subadviser shall provide each Fund’s custodian on each business day with information relating to all transactions concerning the Assets and shall provide the Adviser with such information upon request of the Adviser and shall otherwise cooperate with and provide reasonable assistance to the Adviser, the Trust’s administrator, the Trust’s custodians and foreign custodians, the Trust’s transfer agent and pricing agents, and all other agents and representatives of the Trust.

Custody.

Nothing in this Agreement shall permit the Subadviser to take or receive physical possession of cash, securities, or other investments of a Fund.

Allocation of Charges and Expenses.

The Subadviser shall bear the Subadviser’s own costs of providing services hereunder. Other than as herein specifically indicated, the Subadviser shall not be responsible for a Fund’s or the Adviser’s expenses, including brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments.

Representations, Warranties, and Covenants.

(a)       Properly Registered. The Subadviser is registered as an investment adviser under the Advisers Act, and shall remain so registered for the duration of this Agreement. The Subadviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and, to the best knowledge of the Subadviser, there is no proceeding or investigation that reasonably is likely to result in the Subadviser being prohibited from performing the services contemplated by this Agreement. The Subadviser agrees promptly to notify the Trust of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser to an investment company. The Subadviser is in compliance in all material respects with all applicable federal and state law in connection with the Subadviser’s investment management operations.

(b)       ADV Disclosure. The Subadviser has provided the Adviser and the Trust with a copy of Part I of the Subadviser’s Form ADV, as most-recently filed with the Commission, and with a copy of Part II of the Subadviser’s Form ADV, as most-recently updated, and, after filing any amendment to the Subadviser’s Form ADV with the Commission or updating Part II of the Subadviser’s Form ADV, shall furnish a copy of said amendments or updates to the Adviser and the Trust through quarterly reporting. The information contained in the Adviser’s Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which said statements were made, not misleading.

(c)       Fund Disclosure Documents. The Subadviser has reviewed, and in the future shall review, the information about its operations, duties and responsibilities contemplated under this Agreement in the Registration Statement, summary prospectus, prospectus, statement of additional information, periodic reports to shareholders, reports and schedules filed with the Commission (including any amendment, supplement, or sticker to any of the foregoing), and advertising and sales material relating to each Fund (collectively the “Disclosure Documents”), and represents and warrants that said Disclosure Documents contain or shall contain no untrue statement of any material fact and do not and shall not omit any statement of material fact required to be stated therein or necessary to make the statements therein not misleading.

(d)       Use of the Name “Catholic Responsible Investments”. Subject to the terms set forth in Section 8(a) of this Agreement, the Subadviser has the right to use the name “Catholic Responsible Investments” in connection with the Subadviser’s services to the Trust, and the Trust shall have the right to use the name “Allspring Global Investments, LLC” in connection with the management and operation of each Fund until this Agreement is terminated as set forth herein. The Subadviser is not aware of any threatened or existing actions, claims, litigation, or proceedings that adversely would affect or prejudice the rights of the Subadviser or the Trust to use the names “Catholic Responsible Investments” and “Allspring Global Investments, LLC”

(e)       Insurance. The Subadviser maintains errors and omissions insurance coverage in an appropriate amount and shall provide written notice to the Trust: (i) of any material changes in the Subadviser’s insurance policies or insurance coverage through quarterly reporting; (ii) promptly, if any material claims will be made on the Subadviser’s insurance policies that relate to the services provided hereunder or impact the Adviser or the Fund; or (iii) through quarterly reporting if any material claims will be made on the Subadviser’s insurance policies other than those described in (e)(ii). Furthermore, the Subadviser, upon reasonable request, shall provide the Trust with any information that the Subadviser reasonably may require concerning the amount of or scope of said insurance.

(f)       No Detrimental Agreement. The Subadviser represents and warrants that the subadviser has no arrangement or understanding with any party, other than the Adviser and the Trust, that would influence the decision of the Subadviser with respect to the Subadviser’s selection of securities for a Fund, and that all selections shall be done in accordance with what is in the best interest of the Fund.

(g)       Conflicts. The Subadviser shall act honestly, in good faith, and in the best interests of the Trust, including requiring any of the Subadviser’s personnel with knowledge of Fund activities to place the interest of each Fund first, ahead of said personnel’s own interests, in all personal trading scenarios that may involve a conflict of interest with the Fund, consistent with the Subadviser’s fiduciary duties under applicable law.

(h)       Compliance Program of the Subadviser. The Subadviser represents and warrants that: (a) in accordance with Rule 206(4)-7 under the Advisers Act, the Subadviser has adopted and implemented and shall maintain written policies and procedures reasonably designed to prevent violation by the Subadviser and the Subadviser’s supervised persons (as this term is defined in the Advisers Act) of the Advisers Act and the rules that the Commission has adopted under the Advisers Act; and (b) to the extent that the Subadviser’s activities or services reasonably could be expected materially to affect a Fund, the Subadviser has adopted and implemented and shall maintain written policies and procedures that the Trust’s chief compliance officer determines are reasonably designed to prevent violation of the “federal securities laws” (as this term is defined in Rule 38a-1 under the 1940 Act) by the Funds and the Subadviser (the policies and procedures referred to in this Section 7(h) are referred to herein as the Subadviser’s “Compliance Program”).

(i)       Representations. The representations and warranties in this Section 7 shall be deemed to be made on the date that this Agreement is executed and at the time of delivery of the quarterly compliance report required by Section 3(a) of this Agreement, whether or not specifically referenced in said report.

8.	Use of Names.

(a)       The Name “Catholic Responsible Investments”. The Adviser grants to the Subadviser a sub-license to use the name “Catholic Responsible Investments” (the “Name”). The foregoing authorization by the Adviser to the Subadviser to use the Name is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the Name; the Subadviser acknowledges and agrees that, as between the Subadviser and the Adviser, the Adviser has the right to use, or authorize others to use, the Name. The Subadviser shall use the Name only in a manner consistent with uses approved by the Adviser. Notwithstanding the foregoing, neither the Subadviser nor any affiliate or agent of the subadviser shall make reference to or use the Name or any of Adviser’s respective affiliates or clients names without the prior approval of Adviser, which approval shall not be unreasonably withheld or delayed; provided, that the Subadviser is authorized to disclose the Name and the Adviser’s and each Fund’s identities as clients of the Subadviser in any representative client list prepared by the Subadviser for use in marketing materials. The Subadviser hereby agrees to make all reasonable efforts to cause any affiliate or agent of the Subadviser to satisfy the foregoing obligation in connection with any services said affiliates or agents provide to the Subadviser or to a Fund under this Agreement. The Adviser has obtained all licenses and permissions necessary for the Subadviser to use any index data provided to the Subadviser by the Adviser or Adviser’s agent under this Agreement and the Subadviser is not required to obtain any said licenses or permissions itself .

The Trust grants to the Subadviser a sub-license to use a Fund’s name or the Funds’ names (collectively, a “Fund Name”). The foregoing authorization by the Trust to the Subadviser to use a Fund Name is not exclusive of the right of the Adviser itself to use, or to authorize others to use, a Fund Name. The Subadviser shall use a Fund Name only in a manner consistent with uses approved by the Trust. The Subadviser hereby agrees to make all reasonable efforts to cause any affiliate or agent of the Subadviser to satisfy the foregoing obligation in connection with any services said affiliates or agents provide to the Subadviser or to a Fund under this Agreement.

(b)        The Name “Allspring Global Investments, LLC”. The Subadviser grants to the Adviser and Trust a sub-license to use the name “Allspring Global Investments, LLC” (the “Subadviser Name”) in connection with the Funds. The foregoing authorization by the Subadviser to the Adviser to use the Subadviser Name is not exclusive of the right of the Subadviser itself to use, or to authorize others to use, the Subadviser Name; the Adviser acknowledges and agrees that, as between the Adviser and the Subadviser, the Subadviser has the right to use, or authorize others to use, the Subadviser Name. The Adviser shall use the Subadviser Name only in a manner consistent with uses approved by the Subadviser. Notwithstanding the foregoing, neither the Adviser nor any affiliate or agent of the Adviser shall make reference to or use the Subadviser Name or any of the Subdviser’s respective affiliates or clients names without the prior approval of the Subadviser, which approval shall not be unreasonably withheld or delayed. The Adviser hereby agrees to make all reasonable efforts to cause the Trust and any affiliate or agent of the Adviser to satisfy the foregoing obligation. The sub-license granted herein in regard to a Fund shall terminate in the event that the Subadviser no longer is a subadviser to the Fund.

9.	Subadviser’s Compensation.

The Adviser shall pay to the Subadviser, as compensation for the Subadviser’s services hereunder, a fee, determined as described in Schedule A that is attached hereto and made a part hereof. Said fee shall be computed daily and paid not less than monthly in arrears by the Adviser. A Fund shall have no responsibility for any fee payable to the Subadviser.

The Subadviser shall be compensated based on the portion of Fund Assets allocated to the Subadviser by the Adviser. The method for determining net assets of a Fund for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of Fund shares as described in the Fund’s prospectus. In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in said month.

10.	Independent Contractor.

In the performance of the Subadviser’s duties hereunder, the Subadviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent a Fund, the Trust, or the Adviser in any way or otherwise be deemed to be an agent of the Fund, the Trust, or the Adviser. If any occasion should arise in which the Subadviser gives any advice to the Subadviser’s clients concerning the shares of a Fund, the Subadviser shall act solely as investment counsel for said clients and not in any way on behalf of the Fund.

11.	Assignment and Amendments.

This Agreement automatically shall terminate, without the payment of any penalty, either: (i) in the event of the Agreement’s “assignment” (as that term is defined in Section 2(a)(4) of the 1940 Act); or (ii) in the event of the termination of the Management Agreement; provided, that said termination shall not relieve the Adviser or the Subadviser of any liability incurred hereunder.

This Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

12.	Duration and Termination.

This Agreement shall become effective as of the date executed and shall remain in full force and effect continually thereafter, subject to renewal as provided in Section 12(c) hereof and unless terminated automatically as set forth in Section 11 hereof or until terminated as follows:

(a)       The Trust may cause this Agreement to terminate either (i) by vote of the Trust’s Board or (ii) with respect to a Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund; or

(b)       The Adviser at any time may terminate this Agreement by not more than sixty (60) days’ nor less than thirty (30) days’ written notice delivered or mailed by registered mail, postage prepaid, to the Subadviser and the Trust; or

(c)       The Subadviser at any time may terminate this Agreement by not more than sixty (60) days’ nor less than thirty (30) days’ written notice delivered or mailed by registered mail, postage prepaid, to the Adviser and the Trust; or

(d)       This Agreement automatically shall terminate two (2) years from the date of the Agreement’s execution unless the Agreement’s renewal specifically is approved at least annually thereafter by: (i) a majority vote of the Trustees, including a majority vote of said Trustees who are not interested persons of the Trust, the Adviser, or the Subadviser, at a meeting called for the purpose of voting on said approval; or (ii) the vote of a majority of the outstanding voting securities of the Fund; provided, however, that, if the continuance of this Agreement is submitted to the shareholders of the Fund for the shareholders’ approval and said shareholders fail to approve said continuance of this Agreement as provided herein, the Subadviser may continue to serve hereunder as to the Fund in a manner consistent with the 1940 Act and the rules and regulations thereunder; and

(e)        Termination of this Agreement pursuant to this Section shall be without payment of any penalty.

In the event of termination of this Agreement for any reason, the Subadviser, immediately upon notice of termination or on such later date as may be specified in said notice, shall cease all activity on behalf of a Fund and with respect to any of the Fund’s assets, except as expressly directed by the Adviser or as otherwise required by any fiduciary duties of the Subadviser under applicable law. In addition, the Subadviser shall deliver the Fund’s Books and Records to the Adviser and the Trust by such means and in accordance with such schedule as the Adviser and the Trust, respectively, shall direct and otherwise shall cooperate, as reasonably directed by the Adviser and the Trust, in the transition of portfolio asset management to any successor of the Subadviser, including the Adviser.

13.	Certain Definitions.

For the purposes of this Agreement:

(a)       “Affirmative vote of a majority of the outstanding voting securities of the Fund” shall have the meaning as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

(b)       “Interested persons” and “Assignment” shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

14.	Liability of the Subadviser.

(a)       The Subadviser shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of statements in a Fund’s Disclosure Documents relating to the Subadviser and the Subadviser’s affiliates, the Fund’s investment strategies and related risks, and other information supplied by the Subadviser for inclusion therein.

(b)       The Subadviser shall be liable to a Fund for any loss (including transaction costs) incurred by the Fund as a result of any investment or trade error made by the Subadviser in contravention of: (i) any investment policy, guideline, or restriction set forth in the Registration Statement or as approved by the Board from time to time and provided to the Subadviser; or (ii) applicable law, including, but not limited to, the 1940 Act and the Code (including, but not limited to, the Fund’s failure to satisfy the diversification or source of income requirements of Subchapter M of the Code) (the investments described in this subsection (b) collectively are referred to as “Improper Investments”).

(c)       The Subadviser shall indemnify and hold harmless the Trust, each affiliated person of the Trust within the meaning of Section 2(a)(3) of the 1940 Act, and each person who controls the Trust within the meaning of Section 15 of the 1933 Act, including Trustees and officers of the Trust (any said person, an “Indemnified Party”) against any and all losses, claims, damages, expenses, or liabilities (including the reasonable cost of investigating and defending any alleged loss, claim, damage, expense, or liability and reasonable counsel fees incurred in connection therewith) (“Losses”) to which any said person may become subject under the 1933 Act, the 1934 Act, the 1940 Act, or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages, expenses, or liabilities (or actions in respect thereof) arise out of or are based upon: (i) a material breach by the Subadviser of this Agreement or of the representations and warranties made by the Subadviser herein; (ii) any Improper Investment; (iii) any untrue statement of a material fact by the Subadviser contained in any Disclosure Document relating to the Subadviser and the Subadviser’s affiliates, each Fund’s investment strategies and related risks, and other information supplied by Subadviser for inclusion therein, or the omission by the Subadviser from a Disclosure Document of a material fact regarding the Subadviser or the Subadviser’s investment program required to be stated therein or necessary to make the statements therein not misleading; or (iv) the Subadviser’s performance or non-performance of the Subadviser’s duties hereunder; provided, however, Subadviser will not indemnify any Indemnified Party against any Losses resulting from the Indemnified Party’s willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties and obligations under this Agreement.

(d)       The Adviser agrees to indemnify and hold harmless the Subadviser, its members, directors, or employees from and against any and all Losses, howsoever arising, from or in connection with this Agreement or the performance by the Subadviser of its duties hereunder; provided however that the Adviser will not indemnify the Subadviser for Losses resulting from the Subadviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties or from the Subadviser’s reckless disregard of its obligations and duties under this Agreement.

(e)       With regards to securities lending, the Subadviser shall have no responsibility, and shall incur no liability, for the failure by the custodian to make timely settlement transactions in securities that have been loaned from the Funds by the custodian pursuant to a securities lending program authorized by the Adviser, and Subadviser shall not be liable for any loss resulting from the sale by the Subadviser of assets that are not available for settlement as a result of such securities lending transactions.

(f)       Neither party shall be liable to the other for any indirect, incidental, consequential or special damages arising out of or related to this Agreement, even if advised of the possibility of such damages.

15.	Confidentiality.

(a)       From time to time, a party may disclose, exchange, or make available, the party’s “Confidential Information” (as that term is defined below) to the other parties. For purposes of this Agreement, “Confidential Information” shall mean any information, data, or materials pertaining to a party’s (“Discloser”) or the party’s affiliates’ or subsidiaries’ business, financial, or internal plans or affairs, regardless of form of communication (whether oral, in hard copy, electronic, or any other medium whatsoever), and whether furnished before, on, or after the date of this Agreement, that is not currently available to the general public, and for which the owning party derives actual or potential value from said unavailability.

(b)       Confidential Information shall NOT include: (a) any information that is or becomes generally available to the public through no breach of this Agreement by recipient (“Recipient”); (b) any information that is disclosed to Recipient on a non-confidential basis by a third party who, to Recipient’s knowledge after due inquiry, has legitimate possession thereof and the unrestricted right to make this disclosure; and (c) any information developed by Recipient independently of, and without reference to, any Confidential Information disclosed by Discloser to Recipient.

(c)       Recipient acknowledges that any Confidential Information provided by Discloser shall be used by Recipient solely for purposes related to the Agreement, and, except as provided in a subsequent written agreement between the parties, the provision of Confidential Information shall not be construed as creating any express or implied license to develop or otherwise use the Confidential Information in any manner. Recipient agrees: (a) to take reasonable steps to safeguard the Confidential Information from theft, piracy, or unauthorized access, and to hold the Confidential Information in strict confidence and secrecy using at least the same level of care and protection against disclosure as Recipient uses in protecting Recipient’s own confidential and proprietary information; (b) not to use the Confidential Information for any purpose other than those purposes related to this Agreement; (c) not to reveal or disclose the Confidential Information to any individual, firm, or entity without the prior written consent of Discloser, other than as set forth in (e) below; (d) to inform third-party recipients of the confidential nature of the Confidential Information; and (e) to disclose Confidential Information to Recipient’s officers, directors, representatives, agents, or employees only on a “need-to-know” basis and to inform these individuals of their obligations under this Agreement, taking such steps as may be reasonable in the circumstances, or as may be reasonably requested by Discloser, to prevent any unauthorized disclosure, copying, or use of the Confidential Information. Neither Discloser nor any of Discloser’s officers, directors, employees, or controlling persons make any express or implied representation or warranty as to the completeness and accuracy of any Confidential Information, and Recipient agrees that none of these persons shall have any liability to Recipient or any of Recipient’s representatives and agents relating to or arising from the use of any Confidential Information or for any errors therein or omissions therefrom.

(d)       Recipient acknowledges that any Confidential Information provided pursuant to this Agreement constitutes unique, valuable, and special business of Discloser. Recipient agrees that a violation of any material provision of this Agreement may cause Discloser irreparable injury for which Discloser would have no adequate remedy at law, and agrees that Discloser may be entitled to seek immediate injunctive relief prohibiting said violation, without bond, in addition to any other rights and remedies available to Discloser.

(e)       Neither party shall be liable for disclosure of Confidential Information made to any court of proper jurisdiction, regulatory, self-regulatory, governmental agency or examining authority having jurisdiction over either party and pursuant to subpoena, court order, or other legal process or as otherwise required by law or regulation. Recipient shall provide the Discloser with prompt written notice of said request or requirement for disclosure, unless prevented by applicable law or regulation. If requested, Recipient shall reasonably cooperate at Discloser’s expense in defending against any said court or administrative order.

(f)       It is understood and agreed that regulators having jurisdiction over any of the parties shall have unrestricted access to all books, records, files, and other materials in a party’s possession, including the Confidential Information, and disclosure of the Confidential Information to these persons solely for purposes of supervision or examination may occur without written notice to or authorization from the Discloser.

16.	Enforceability.

Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall be ineffective, as to said jurisdiction, to the extent of said invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

17.	Limitation of Liability.

The parties to this Agreement acknowledge and agree that all litigation arising hereunder, whether direct or indirect, and of any and every nature whatsoever shall be satisfied solely out of the assets of a Fund and that no Trustee, officer or holder of shares of beneficial interest of the Fund shall be personally liable for any of the foregoing liabilities.

18.	Change In the Adviser’s Ownership.

The Subadviser agrees that the Subadviser shall notify the Trust of any anticipated or otherwise reasonably foreseeable change in the ownership of the Subadviser that could: (i) materially impact the services provided by the Subadviser to a Fund, or (ii) that could result in a change of control under Section 15(a)(4) of the 1940 Act, within a reasonable time prior to said change being effected.

19.	Jurisdiction.

This Agreement shall be governed by and construed in accordance with the substantive laws of the State of Delaware, and the Subadviser consents to the jurisdiction of courts, both state and federal, in Delaware, with respect to any dispute under this Agreement.

20.	Paragraph Headings.

The headings of paragraphs contained in this Agreement are provided for convenience only, form no part of this Agreement, and shall not affect this Agreement’s construction.

21.	Counterparts.

This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.

CHRISTIAN BROTHERS INVESTMENT SERVICES, INC.

By:	/s/ Jeffrey A. McCroy
Name:	Jeffrey A. McCroy
Title:	President & CEO

Allspring Global Investments, LLC

By:	/s/ Traci McCormack
Name:	Traci McCormack
Title:	SVP, Global Head of Fund and Client Services

ACKNOWLEDGED & ACCEPTED BY:

CATHOLIC RESPONSIBLE INVESTMENTS FUNDS

By:	/s/ Michael G. Beattie
Name:	Michael G. Beattie
Title:	President

SCHEDULE A

to the

SUBADVISORY AGREEMENT

dated June 28, 2024, between

CATHOLIC RESPONSIBLE INVESTMENTS FUNDS

and

Allspring Global Investments, LLC

The Adviser shall pay to the Subadviser as compensation for the Subadviser’s services rendered, a fee, computed daily at an annual rate based on the average daily net assets of the respective Fund as may be allocated by the Adviser to the Subadviser from time to time in accordance with the following fee schedule:

Fund	Rate
CRI INTERNATIONAL SMALL CAP FUND	[REDACTED]

EXHIBIT C

Investment Sub-Advisory Agreement between Christian Brothers Investment Services, Inc. and Boston Partners Global Investors, Inc., relating to the Catholic Responsible Investments Multi-Style US Equity Fund

SUBADVISORY AGREEMENT

SUBADVISORY AGREEMENT (the “Agreement”) made as of this 28th day of June, 2024, by and between Christian Brothers Investment Services, Inc. (the “Adviser”), an Illinois corporation with its principal place of business at 125 S. Wacker Drive, Suite 2400, Chicago, IL 60606, and Boston Partners Global Investors, Inc. (the “Subadviser”), a corporation organized in Delaware, with the Subadviser’s principal place of business at 1 Beacon Street, 30th Floor, Boston, MA 02108.

W I T N E S S E T H

WHEREAS, pursuant to authority granted to the Adviser by the Board of Trustees (the “Board”) of Catholic Responsible Investments Funds (the “Trust”), a Delaware statutory trust registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), on behalf of the series set forth on Schedule A to this Agreement (each, a “Fund,” and, collectively, the “Funds”), and pursuant to the provisions of the Investment Advisory Agreement, dated as of November 17, 2021, by and between the Adviser and the Trust (the “Management Agreement”), the Adviser has selected the Subadviser to act as sub-investment adviser of each Fund and to provide certain related services, as more fully set forth below, and to perform these services under the terms and conditions hereinafter set forth; and

WHEREAS, each of the Adviser and the Subadviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Management Agreement contemplates that the Adviser may appoint a subadviser to perform some or all of the services for which the Adviser is responsible thereunder; and

WHEREAS, the Subadviser is willing to furnish these services to the Adviser and each Fund listed in Schedule A to this Agreement, as said Schedule may be amended from time to time upon mutual agreement of the parties.

NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the parties do hereby agree as follows:

1.	The Subadviser’s Services.

(a)       Discretionary Investment Management Services. The Subadviser shall act as sub-investment adviser with respect to each Fund in regard to those Fund assets as may be allocated by the Adviser to the Subadviser (the “Assets”). In said capacity, the Subadviser, subject to the oversight of the Adviser and the Board, regularly shall provide the Fund with investment research, advice, and supervision and shall furnish continuously an investment program, consistent with the investment objectives and policies of the Fund. The Subadviser shall determine, from time to time, what securities shall be purchased for the Fund, what securities shall be held or sold by the Fund, and what portion of the Fund’s assets shall be held uninvested in cash, subject always to the provisions of the Trust’s Agreement and Declaration of Trust, the Trust’s By-Laws, and the Trust’s registration statement on Form N-1A (the “Registration Statement”) under the 1940 Act, and under the Securities Act of 1933, as amended (the “1933 Act”), covering Fund shares, as filed with the Securities and Exchange Commission (the “Commission”), and to the investment objectives, policies, and restrictions of the Fund, as each of the same from time to time shall be in effect. To carry out these obligations, the Subadviser shall exercise full discretion and act for the Fund in the same manner and with the same force and effect as the Fund itself might or could do with respect to purchases, sales, or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of said purchases, sales, or other transactions. No reference in this Agreement to the Subadviser having full discretionary authority over the Fund’s investments in any way shall limit the right of either the Adviser or the Board, in either the Adviser’s or the Board’s respective sole discretion, to establish or revise policies in connection with the management of the Fund’s assets or to otherwise exercise either the Adviser’s or the Board’s respective right to control the overall management of the Fund’s assets. As applicable and appropriate, and without limiting the generality of the foregoing, the Subadviser has the authority to enter into trading agreements on behalf of the Fund and to adhere on the Fund’s behalf to the applicable International Swaps & Derivatives Association (“ISDA”) over-the-counter (“OTC”) derivatives transaction protocols and to enter into client agency agreements or other documents that may be required to effect OTC derivatives transaction through swap execution facilities (i.e., “SEFs”).

(b)       Compliance. The Subadviser agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940, as amended (the “Advisers Act”), the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Commodity Exchange Act and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules, regulations, and case law that relate to the services and relationships described hereunder and to the conduct of the Subadviser’s business as a registered investment adviser. The Subadviser also agrees to comply with the objectives, policies, and restrictions set forth in the Registration Statement, as amended or supplemented, of each Fund, and with any policies, guidelines, instructions, and procedures approved by the Board or the Adviser and provided to the Subadviser. In selecting the Fund’s portfolio securities and performing the Subadviser’s obligations hereunder, the Subadviser shall cause the Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company. The Subadviser shall maintain compliance procedures that the Subadviser reasonably believes are adequate to ensure the compliance with the foregoing. No supervisory activity undertaken by the Adviser or by the Board shall limit the Subadviser’s full responsibility for any of the foregoing.

(c)        Proxy Voting. Pursuant to Board authority, the Adviser has the delegated authority to determine how proxies with respect to securities that are held by each Fund shall be voted. The Adviser, and not the Sub-Adviser, is responsible for voting proxies for the Fund. The Sub-Adviser promptly shall forward to the Adviser any information or documents necessary for the Adviser to exercise the Adviser’s proxy voting responsibilities.

For the avoidance of doubt, the Sub-Adviser shall not be responsible for filing shareholder resolutions or engaging in corporate dialogues with respect to companies held in a Fund’s portfolio in furtherance of Adviser’s Commitment to Catholic Responsible Investments.

(d)       Recordkeeping. The Subadviser shall not be responsible for the provision of administrative, bookkeeping, or accounting services to each Fund, except as otherwise provided herein or as may be necessary for the Subadviser to supply to the Adviser, the Trust, or the Trust’s Board the information required to be supplied under this Agreement.

The Subadviser shall maintain separate books and detailed records of all matters pertaining to the Fund’s Assets advised by the Subadviser required by Rule 31a-1 under the 1940 Act (other than those records being maintained by the Adviser, or any administrator, custodian, or transfer agent appointed by the Trust) relating to the Subadviser’s responsibilities provided hereunder with respect to the Fund, and shall preserve said records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act (hereinafter, the “Fund Books and Records”). The Fund Books and Records shall be available to the Adviser and the Board at any time upon request, shall be delivered to the Trust upon the termination of this Agreement, and shall be available without delay during any day the Trust is open for business.

(e)       Holdings Information and Pricing. The Subadviser shall provide regular reports regarding each Fund’s holdings, and, on the Subadviser’s own initiative, may furnish the Adviser, the Trust, and the Trust’s Board from time to time with whatever information the Subadviser believes is appropriate for this purpose. The Subadviser agrees to notify the Adviser and the Board promptly if the Subadviser reasonably believes that the value of any security held by a Fund may not reflect fair value. The Subadviser agrees to provide, upon request, any pricing information of which the Subadviser is aware to the Adviser, Trust, the Trust’s Board, and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust’s valuation procedures for the purpose of calculating the Fund’s net asset value in accordance with procedures and methods established by the Board.

(f)       Cooperation With Agents of the Adviser and the Trust. The Subadviser agrees to cooperate with and provide reasonable assistance to the Adviser, the Trust, any Trust custodian or foreign sub-custodians, any Trust pricing agents, and all other agents and representatives of the Adviser and the Trust with respect to such information regarding each Fund as said entities reasonably may request from time to time in the performance of said entities’ obligations, to provide prompt responses to reasonable requests made by said persons, and to establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

(g)       Consultation With Other Subadvisers. In performance of the Subadviser’s duties and obligations under this Agreement, the Subadviser shall not consult with any other subadviser to a Fund or a subadviser to a portfolio that is under common control with the Fund concerning transactions for the Fund, except as permitted by the policies and procedures of the Fund. The Subadviser shall not provide investment advice to any assets of the Fund other than the Assets managed by the Subadviser.

2.	Code of Ethics.

The Subadviser has adopted a written code of ethics that the Subadviser reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act (“Rule 17j-1”), which the Subadviser has provided to the Adviser and the Trust. The Subadviser shall ensure that the Subadviser’s “Access Persons” (as that term is defined in the Subadviser’s Code of Ethics) comply in all material respects with the Subadviser’s Code of Ethics, as in effect from time to time. Upon request, the Subadviser shall provide the Adviser and the Trust with (i) a copy of the Subadviser’s current Code of Ethics, as in effect from time to time, and (ii) a certification that the Subadviser has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Subadviser’s Code of Ethics. Annually, the Subadviser shall furnish a written report to the Adviser and the Trust’s Board concerning the Subadviser’s Code of Ethics, which annual report shall comply with the requirements of Rule 17j-1. The Subadviser shall respond to requests for information from the Adviser and the Trust as to violations of the Code by Access Persons and the sanctions imposed by the Subadviser. The Subadviser immediately shall notify the Adviser and the Trust of any material violation of the Code, whether or not said violation relates to a security held by a Fund.

3.	Information and Reporting.

The Subadviser shall provide the Adviser, the Trust, and the Adviser’s and the Trust’s respective officers with such periodic reports concerning the obligations that the Subadviser has assumed under this Agreement as the Adviser and the Trust from time to time reasonably may request.

(a)       Notification of Breach / Compliance Reports. The Subadviser shall notify the Trust’s Chief Compliance Officer and Adviser’s Chief Compliance Officer immediately upon detection of (i) any material failure to manage a Fund in accordance with the Fund’s investment objectives and policies or any applicable law; or (ii) any material breach of any of the Fund’s or the Subadviser’s policies, guidelines, or procedures. In addition, the Subadviser shall provide a quarterly report regarding each Fund’s compliance with the Fund’s investment objectives and policies, applicable law, including, but not limited to, the 1940 Act and Subchapter M of the Code, and the Fund’s and the Adviser’s policies, guidelines, or procedures as applicable to the Subadviser’s obligations under this Agreement. The Subadviser acknowledges and agrees that the Adviser, in the Adviser’s discretion, may provide these quarterly compliance certifications to the Board. The Subadviser agrees to correct any said failure promptly and to take any action that the Board and/or the Adviser reasonably may request in connection with any said breach. Upon request, the Subadviser also shall provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act of 2002, as amended. The Subadviser promptly shall notify the Trust and the Adviser in the event that: (i) the Subadviser is served or otherwise receives notice of any action, suit, proceeding, inquiry, or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund’s ownership of shares in the defendant) or the compliance by the Subadviser with the federal or state securities laws; or (ii) an actual change in control of the Subadviser resulting in an “assignment” (as that term is defined in the 1940 Act) has occurred or otherwise is proposed to occur.

(b)       Inspection. Upon reasonable request, the Subadviser agrees to make the Subadviser’s records and premises (including the availability of the Subadviser’s employees for interviews) -- to the extent that these records relate to the conduct of services provided to each Fund or the Subadviser’s conduct of the Subadviser’s business as an investment adviser -- reasonably available for compliance audits by the Adviser and/or the Trust’s officers, employees, accountants, or counsel; in this regard, the Trust and the Adviser acknowledge that the Subadviser shall have no obligation to make available proprietary information unrelated to the services provided by the Subadviser to the Fund or any information related to other clients of the Subadviser, except to the extent necessary for the Adviser to confirm the absence of any conflict of interest and compliance with any laws, rules, or regulations in the Subadviser’s management of the Fund.

(c)       Board and Filings Information. The Subadviser shall provide the Adviser and the Trust with any information reasonably requested regarding the Subadviser’s management of each Fund required for any meeting of the Board, or for any shareholder report, Form N-CSR, Form N-PX, Form N-SAR, Form N-PORT, amended registration statement, proxy statement, or prospectus supplement to be filed by the Trust with the Commission. The Subadviser shall make the Subadviser’s officers and employees available to meet with the Board from time to time on due notice to review the Subadviser’s investment management services to the Fund in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

(d)       Transaction Information. The Subadviser shall furnish to the Adviser and the Trust such information concerning portfolio transactions as may be necessary to enable the Adviser, the Trust, or the Adviser’s or the Trust’s respective designated agents to perform such compliance testing on each Fund and the Subadviser’s services as the Adviser and the Trust, in the Adviser’s or the Trust’s respective sole discretion, may determine to be appropriate. The provision of said information by the Subadviser to the Adviser, the Trust, or the Adviser’s or the Trust’s respective designated agents in no way relieves the Subadviser of the Subadviser’s own responsibilities under this Agreement.

4.	Brokerage.

(a)       Principal Transactions. In connection with purchases or sales of securities for the account of a Fund, neither the Subadviser nor any of the Subadviser’s directors, officers, or employees shall act as a principal or agent or receive any commission except as permitted by the 1940 Act.

(b)       Placement of Orders. The Subadviser shall arrange for the placing of all orders for the purchase and sale of securities for each Fund’s account with brokers or dealers selected by the Subadviser. The Subadviser shall place these orders with or through such persons, brokers, or dealers chosen by the Subadviser to carry out the policy with respect to brokerage set forth in the Fund’s Prospectus or as the Board or the Adviser may direct in writing from time to time, in conformity with all federal securities laws and subject to the provisions of Section 4 of this Agreement.

(c)       Best Execution. In executing Fund transactions and selecting brokers or dealers, the Subadviser is directed at all times to use the Subadviser’s best efforts to seek on behalf of each Fund the most-favorable execution, net price, and best overall terms available under the circumstances. In assessing the best overall terms available for any transaction, the Subadviser shall consider all factors that the Subadviser deems relevant, including, among other factors, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The Subadviser shall have the express authority to negotiate, open, continue, and terminate brokerage accounts and other trading arrangements with respect to all portfolio transactions entered into by the Subadviser for a Fund.

(d)       Access To Brokerage and Research. It also is understood that it is desirable for each Fund that the Subadviser have access to brokerage and research services provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers, consistent with Section 28(e) of the 1934 Act and any Commission staff interpretations thereof. The Subadviser, therefore, is authorized to place orders for the purchase and sale of securities for the Fund with these brokers, subject to review by the Adviser and the Board from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by these brokers may be useful to the Subadviser in connection with the Subadviser’s or the Subadviser’s affiliates’ services to other clients.

In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Subadviser, therefore, also may consider the “brokerage and research services” provided (as this term is defined in Section 28(e) of the 1934 Act). Consistent with any guidelines established by the Board and Section 28(e) of the 1934 Act, the Subadviser is authorized to pay to a broker or dealer who provides said brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Subadviser in good faith determines that this commission was reasonable in relation to the value of the brokerage and research services provided by the broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Subadviser to the Subadviser’s discretionary clients, including the Funds.

(e)       Affiliated Brokers. The Subadviser or any of the Subadviser’s affiliates may act as broker in connection with the purchase or sale of securities or other investments for a Fund, subject to: (a) the requirement that the Subadviser seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in the Fund’s current Registration Statement; (b) the provisions of the 1940 Act; (c) the provisions of the Advisers Act; (d) the provisions of the 1934 Act; and (e) other provisions of applicable law. These brokerage services are not within the scope of the duties of the Subadviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Subadviser or the Subadviser’s affiliates may receive brokerage commissions, fees, or other remuneration from a Fund for these services in addition to the Subadviser’s fees for services under this Agreement.

(f)       Aggregated Transactions. The Subadviser is authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser, the Subadviser, or the Trust’s principal underwriter) if the Subadviser believes that the quality of the transaction and the commission are comparable to what these would be with other qualified firms. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable law and regulations, may aggregate the order for securities to be sold or purchased. In said event, the Subadviser shall allocate securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, in the manner the Subadviser reasonably considers to be equitable and consistent with the Subadviser’s fiduciary obligations to the Fund and to such other clients under the circumstances.

(g)       Reporting of Transactions. The Subadviser shall provide each Fund’s custodian on each business day with information relating to all transactions concerning the Assets and shall provide the Adviser with such information upon request of the Adviser and shall otherwise shall cooperate with and provide reasonable assistance to the Adviser, the Trust’s administrator, the Trust’s custodians and foreign custodians, the Trust’s transfer agent and pricing agents, and all other agents and representatives of the Trust.

5.	Custody.

Nothing in this Agreement shall permit the Subadviser to take or receive physical possession of cash, securities, or other investments of a Fund.

6.	Allocation of Charges and Expenses.

The Subadviser shall bear the Subadviser’s own costs of providing services hereunder. Other than as herein specifically indicated, the Subadviser shall not be responsible for a Fund’s or the Adviser’s expenses, including brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments.

7.	Representations, Warranties, and Covenants.

(a)       Properly Registered. The Subadviser is registered as an investment adviser under the Advisers Act, and shall remain so registered for the duration of this Agreement. The Subadviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and, to the best knowledge of the Subadviser, there is no proceeding or investigation that reasonably is likely to result in the Subadviser being prohibited from performing the services contemplated by this Agreement. The Subadviser agrees promptly to notify the Trust of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser to an investment company. The Subadviser is in compliance in all material respects with all applicable federal and state law in connection with the Subadviser’s investment management operations.

(b)       ADV Disclosure. The Subadviser has provided the Adviser and the Trust with a copy of Part 1 of the Subadviser’s Form ADV, as most-recently filed with the Commission, and with a copy of Part 2 of the Subadviser’s Form ADV, as most-recently updated, and, promptly after filing any amendment to the Subadviser’s Form ADV with the Commission or updating Part 2 of the Subadviser’s Form ADV, shall furnish a copy of said amendments or updates to the Adviser and the Trust. The information contained in the Adviser’s Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which said statements were made, not misleading.

(c)       Fund Disclosure Documents. The Subadviser has reviewed, and in the future shall review, the Registration Statement, summary prospectus, prospectus, statement of additional information, periodic reports to shareholders, reports and schedules filed with the Commission (including any amendment, supplement, or sticker to any of the foregoing), and advertising and sales material relating to each Fund (collectively the “Disclosure Documents”), and represents and warrants that said Disclosure Documents contain or shall contain no untrue statement of any material fact and do not and shall not omit any statement of material fact required to be stated therein or necessary to make the statements therein not misleading.

(d)       Use of the Name “Catholic Responsible Investments”. Subject to the terms set forth in Section 8(a) of this Agreement, the Subadviser has the right to use the name “Catholic Responsible Investments” in connection with the Subadviser’s services to the Trust, and the Trust shall have the right to use the name “Boston Partners Global Investors, Inc.” in connection with the management and operation of each Fund until this Agreement is terminated as set forth herein. The Subadviser is not aware of any threatened or existing actions, claims, litigation, or proceedings that adversely would affect or prejudice the rights of the Subadviser or the Trust to use the names “Catholic Responsible Investments” and “Boston Partners Global Investors, Inc.”

(e)       Insurance. The Subadviser maintains errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Trust: (i) of any material changes in the Subadviser’s insurance policies or insurance coverage; or (ii) if any material claims will be made on the Subadviser’s insurance policies. Furthermore, the Subadviser, upon reasonable request, shall provide the Trust with any information that the Subadviser reasonably may require concerning the amount of or scope of said insurance.

(f)       No Detrimental Agreement. The Subadviser represents and warrants that the subadviser has no arrangement or understanding with any party, other than the Adviser and the Trust, that would influence the decision of the Subadviser with respect to the Subadviser’s selection of securities for a Fund, and that all selections shall be done in accordance with what is in the best interest of the Fund.

(g)       Conflicts. The Subadviser shall act honestly, in good faith, and in the best interests of the Trust, including requiring any of the Subadviser’s personnel with knowledge of Fund activities to place the interest of each Fund first, ahead of said personnel’s own interests, in all personal trading scenarios that may involve a conflict of interest with the Fund, consistent with the Subadviser’s fiduciary duties under applicable law.

(h)       Compliance Program of the Subadviser. The Subadviser represents and warrants that: (a) in accordance with Rule 206(4)-7 under the Advisers Act, the Subadviser has adopted and implemented and shall maintain written policies and procedures reasonably designed to prevent violation by the Subadviser and the Subadviser’s supervised persons (as this term is defined in the Advisers Act) of the Advisers Act and the rules that the Commission has adopted under the Advisers Act; and (b) to the extent that the Subadviser’s activities or services reasonably could be expected materially to affect a Fund, the Subadviser has adopted and implemented and shall maintain written policies and procedures that the Trust’s chief compliance officer determines are reasonably designed to prevent violation of the “federal securities laws” (as this term is defined in Rule 38a-1 under the 1940 Act) by the Funds and the Subadviser (the policies and procedures referred to in this Section 7(h) are referred to herein as the Subadviser’s “Compliance Program”).

(i)       Representations. The representations and warranties in this Section 7 shall be deemed to be made on the date that this Agreement is executed and at the time of delivery of the quarterly compliance report required by Section 3(a) of this Agreement, whether or not specifically referenced in said report.

8.	Use of Names.

(a)       The Name “Catholic Responsible Investments”. The Adviser grants to the Subadviser a sub-license to use the name “Catholic Responsible Investments” (the “Name”). The foregoing authorization by the Adviser to the Subadviser to use the Name is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the Name; the Subadviser acknowledges and agrees that, as between the Subadviser and the Adviser, the Adviser has the right to use, or authorize others to use, the Name. The Subadviser shall use the Name only in a manner consistent with uses approved by the Adviser. Notwithstanding the foregoing, neither the Subadviser nor any affiliate or agent of the subadviser shall make reference to or use the Name or any of Adviser’s respective affiliates or clients names without the prior approval of Adviser, which approval shall not be unreasonably withheld or delayed; provided, that the Subadviser is authorized to disclose the Name and the Adviser’s and each Fund’s identities as clients of the Subadviser in any representative client list prepared by the Subadviser for use in marketing materials. The Subadviser hereby agrees to make all reasonable efforts to cause any affiliate or agent of the Subadviser to satisfy the foregoing obligation in connection with any services said affiliates or agents provide to the Subadviser or to a Fund under this Agreement. The Adviser has obtained all licenses and permissions necessary for the Subadviser to use any index data provided to the Subadviser by the Adviser or Adviser’s agent under this Agreement and the Subadviser is not required to obtain any said licenses or permissions itself.

The Trust grants to the Subadviser a sub-license to use a Fund’s name or the Funds’ names (collectively, a “Fund Name”). The foregoing authorization by the Trust to the Subadviser to use a Fund Name is not exclusive of the right of the Adviser itself to use, or to authorize others to use, a Fund Name. The Subadviser shall use a Fund Name only in a manner consistent with uses approved by the Trust. The Subadviser hereby agrees to make all reasonable efforts to cause any affiliate or agent of the Subadviser to satisfy the foregoing obligation in connection with any services said affiliates or agents provide to the Subadviser or to a Fund under this Agreement.

(b)        The Name “Boston Partners Global Investors, Inc.” The Subadviser grants to the Adviser and Trust a sub-license to use the name “Boston Partners Global Investors, Inc.” (the “Subadviser Name”) in connection with the Funds. The foregoing authorization by the Subadviser to the Adviser to use the Subadviser Name is not exclusive of the right of the Subadviser itself to use, or to authorize others to use, the Subadviser Name; the Adviser acknowledges and agrees that, as between the Adviser and the Subadviser, the Subadviser has the right to use, or authorize others to use, the Subadviser Name. The Adviser shall use the Subadviser Name only in a manner consistent with uses approved by the Subadviser. Notwithstanding the foregoing, neither the Adviser nor any affiliate or agent of the Adviser shall make reference to or use the Subadviser Name or any of the Subdviser’s respective affiliates or clients names without the prior approval of the Subadviser, which approval shall not be unreasonably withheld or delayed. The Adviser hereby agrees to make all reasonable efforts to cause the Trust and any affiliate or agent of the Adviser to satisfy the foregoing obligation. The sub-license granted herein in regard to a Fund shall terminate in the event that the Subadviser no longer is a subadviser to the Fund.

9.	Subadviser’s Compensation.

The Adviser shall pay to the Subadviser, as compensation for the Subadviser’s services hereunder, a fee, determined as described in Schedule A that is attached hereto and made a part hereof. Said fee shall be computed daily and paid not less than monthly in arrears by the Adviser. A Fund shall have no responsibility for any fee payable to the Subadviser.

The Subadviser shall be compensated based on the portion of Fund Assets allocated to the Subadviser by the Adviser. The method for determining net assets of a Fund for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of Fund shares as described in the Fund’s prospectus. In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in said month.

10.	Independent Contractor.

In the performance of the Subadviser’s duties hereunder, the Subadviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent a Fund, the Trust, or the Adviser in any way or otherwise be deemed to be an agent of the Fund, the Trust, or the Adviser. If any occasion should arise in which the Subadviser gives any advice to the Subadviser’s clients concerning the shares of a Fund, the Subadviser shall act solely as investment counsel for said clients and not in any way on behalf of the Fund.

11.	Assignment and Amendments.

This Agreement automatically shall terminate, without the payment of any penalty, either: (i) in the event of the Agreement’s “assignment” (as that term is defined in Section 2(a)(4) of the 1940 Act); or (ii) in the event of the termination of the Management Agreement; provided, that said termination shall not relieve the Adviser or the Subadviser of any liability incurred hereunder.

This Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

12.	Duration and Termination.

This Agreement shall become effective as of the date executed and shall remain in full force and effect continually thereafter, subject to renewal as provided in Section 12(c) hereof and unless terminated automatically as set forth in Section 11 hereof or until terminated as follows:

(f)       The Trust may cause this Agreement to terminate either (i) by vote of the Trust’s Board or (ii) with respect to a Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund; or

(g)       The Adviser at any time may terminate this Agreement by not more than sixty (60) days’ nor less than thirty (30) days’ written notice delivered or mailed by registered mail, postage prepaid, to the Subadviser and the Trust; or

(h)       The Subadviser at any time may terminate this Agreement by not more than sixty (60) days’ nor less than thirty (30) days’ written notice delivered or mailed by registered mail, postage prepaid, to the Adviser and the Trust; or

(i)       This Agreement automatically shall terminate two (2) years from the date of the Agreement’s execution unless the Agreement’s renewal specifically is approved at least annually thereafter by: (i) a majority vote of the Trustees, including a majority vote of said Trustees who are not interested persons of the Trust, the Adviser, or the Subadviser, at a meeting called for the purpose of voting on said approval; or (ii) the vote of a majority of the outstanding voting securities of the Fund; provided, however, that, if the continuance of this Agreement is submitted to the shareholders of the Fund for the shareholders’ approval and said shareholders fail to approve said continuance of this Agreement as provided herein, the Subadviser may continue to serve hereunder as to the Fund in a manner consistent with the 1940 Act and the rules and regulations thereunder; and

(j)        Termination of this Agreement pursuant to this Section shall be without payment of any penalty.

In the event of termination of this Agreement for any reason, the Subadviser, immediately upon notice of termination or on such later date as may be specified in said notice, shall cease all activity on behalf of a Fund and with respect to any of the Fund’s assets, except as expressly directed by the Adviser or as otherwise required by any fiduciary duties of the Subadviser under applicable law. In addition, the Subadviser shall deliver the Fund’s Books and Records to the Adviser and the Trust by such means and in accordance with such schedule as the Adviser and the Trust, respectively, shall direct and otherwise shall cooperate, as reasonably directed by the Adviser and the Trust, in the transition of portfolio asset management to any successor of the Subadviser, including the Adviser.

13.	Certain Definitions.

For the purposes of this Agreement:

(a)       “Affirmative vote of a majority of the outstanding voting securities of the Fund” shall have the meaning as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

(b)       “Interested persons” and “Assignment” shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

14.	Liability of the Subadviser.

(a)       The Subadviser shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of statements in a Fund’s Disclosure Documents relating to the Subadviser and the Subadviser’s affiliates, the Fund’s investment strategies and related risks, and other information supplied by the Subadviser for inclusion therein.

(b)       The Subadviser shall be liable to a Fund for any loss (including transaction costs) incurred by the Fund as a result of any investment or trade error made by the Subadviser in contravention of: (i) any investment policy, guideline, or restriction set forth in the Registration Statement or as approved by the Board from time to time and provided to the Subadviser; or (ii) applicable law, including, but not limited to, the 1940 Act and the Code (including, but not limited to, the Fund’s failure to satisfy the diversification or source of income requirements of Subchapter M of the Code) (the investments described in this subsection (b) collectively are referred to as “Improper Investments”).

(c)       The Subadviser shall indemnify and hold harmless the Trust, each affiliated person of the Trust within the meaning of Section 2(a)(3) of the 1940 Act, and each person who controls the Trust within the meaning of Section 15 of the 1933 Act (any said person, an “Indemnified Party”) against any and all losses, claims, damages, expenses, or liabilities (including the reasonable cost of investigating and defending any alleged loss, claim, damage, expense, or liability and reasonable counsel fees incurred in connection therewith) to which any said person may become subject under the 1933 Act, the 1934 Act, the 1940 Act, or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages, expenses, or liabilities (or actions in respect thereof) arise out of or are based upon: (i) a material breach by the Subadviser of this Agreement or of the representations and warranties made by the Subadviser herein; (ii) any Improper Investment; (iii) any untrue statement of a material fact by the Subadviser contained in any Disclosure Document relating to the Subadviser and the Subadviser’s affiliates, each Fund’s investment strategies and related risks, and other information supplied by Subadviser for inclusion therein, or the omission by the Subadviser from a Disclosure Document of a material fact regarding the Subadviser or the Subadviser’s investment program required to be stated therein or necessary to make the statements therein not misleading; or (iv) the Subadviser’s performance or non-performance of the Subadviser’s duties hereunder; provided, however, that nothing herein shall be deemed to protect any Indemnified Party who is a Trustee or officer of the Trust against any liability to the Trust or to the Trust’s shareholders to which said Indemnified Party otherwise would be subject by reason or willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of said person’s office with the Trust.

15.	Confidentiality.

(g)       From time to time, a party may disclose, exchange, or make available, the party’s “Confidential Information” (as that term is defined below) to the other parties. For purposes of this Agreement, “Confidential Information” shall mean any information, data, or materials pertaining to a party’s (“Discloser”) or the party’s affiliates’ or subsidiaries’ business, financial, or internal plans or affairs, regardless of form of communication (whether oral, in hard copy, electronic, or any other medium whatsoever), and whether furnished before, on, or after the date of this Agreement, that is not currently available to the general public, and for which the owning party derives actual or potential value from said unavailability.

(h)       Confidential Information shall NOT include: (a) any information that is or becomes generally available to the public through no breach of this Agreement by recipient (“Recipient”); (b) any information that is disclosed to Recipient on a non-confidential basis by a third party who, to Recipient’s knowledge after due inquiry, has legitimate possession thereof and the unrestricted right to make this disclosure; and (c) any information developed by Recipient independently of, and without reference to, any Confidential Information disclosed by Discloser to Recipient.

(i)       Recipient acknowledges that any Confidential Information provided by Discloser shall be used by Recipient solely for purposes related to the Agreement, and, except as provided in a subsequent written agreement between the parties, the provision of Confidential Information shall not be construed as creating any express or implied license to develop or otherwise use the Confidential Information in any manner. Recipient agrees: (a) to take reasonable steps to safeguard the Confidential Information from theft, piracy, or unauthorized access, and to hold the Confidential Information in strict confidence and secrecy using at least the same level of care and protection against disclosure as Recipient uses in protecting Recipient’s own confidential and proprietary information; (b) not to use the Confidential Information for any purpose other than those purposes related to this Agreement; (c) not to reveal or disclose the Confidential Information to any individual, firm, or entity without the prior written consent of Discloser, other than as set forth in (e) below; (d) to inform third-party recipients of the confidential nature of the Confidential Information; and (e) to disclose Confidential Information to Recipient’s officers, directors, representatives, agents, or employees only on a “need-to-know” basis and to inform these individuals of their obligations under this Agreement, taking such steps as may be reasonable in the circumstances, or as may be reasonably requested by Discloser, to prevent any unauthorized disclosure, copying, or use of the Confidential Information. Neither Discloser nor any of Discloser’s officers, directors, employees, or controlling persons make any express or implied representation or warranty as to the completeness and accuracy of any Confidential Information, and Recipient agrees that none of these persons shall have any liability to Recipient or any of Recipient’s representatives and agents relating to or arising from the use of any Confidential Information or for any errors therein or omissions therefrom.

(j)       Recipient acknowledges that any Confidential Information provided pursuant to this Agreement constitutes unique, valuable, and special business of Discloser. Recipient agrees that a violation of any material provision of this Agreement may cause Discloser irreparable injury for which Discloser would have no adequate remedy at law, and agrees that Discloser may be entitled to seek immediate injunctive relief prohibiting said violation, without bond, in addition to any other rights and remedies available to Discloser.

(k)       Neither party shall be liable for disclosure of Confidential Information made to any court of proper jurisdiction, regulatory, self-regulatory, governmental agency or examining authority having jurisdiction over either party and pursuant to subpoena, court order, or other legal process or as otherwise required by law or regulation. Recipient shall provide the Discloser with prompt written notice of said request or requirement for disclosure, unless prevented by applicable law or regulation. If requested, Recipient shall reasonably cooperate at Discloser’s expense in defending against any said court or administrative order.

(l)       It is understood and agreed that regulators having jurisdiction over any of the parties shall have unrestricted access to all books, records, files, and other materials in a party’s possession, including the Confidential Information, and disclosure of the Confidential Information to these persons solely for purposes of supervision or examination may occur without written notice to or authorization from the Discloser.

16.	Enforceability.

Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall be ineffective, as to said jurisdiction, to the extent of said invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

17.	Limitation of Liability.

The parties to this Agreement acknowledge and agree that all litigation arising hereunder, whether direct or indirect, and of any and every nature whatsoever shall be satisfied solely out of the assets of a Fund and that no Trustee, officer or holder of shares of beneficial interest of the Fund shall be personally liable for any of the foregoing liabilities.

18.	Change In the Adviser’s Ownership.

The Subadviser agrees that the Subadviser shall notify the Trust of any anticipated or otherwise reasonably foreseeable change in the ownership of the Subadviser that could: (i) materially impact the services provided by the Subadviser to a Fund, or (ii) that could result in a change of control under Section 15(a)(4) of the 1940 Act, within a reasonable time prior to said change being effected.

19.	Jurisdiction.

This Agreement shall be governed by and construed in accordance with the substantive laws of the State of Delaware, and the Subadviser consents to the jurisdiction of courts, both state and federal, in Delaware, with respect to any dispute under this Agreement.

20.	Paragraph Headings.

The headings of paragraphs contained in this Agreement are provided for convenience only, form no part of this Agreement, and shall not affect this Agreement’s construction.

21.	Counterparts.

This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.

CHRISTIAN BROTHERS INVESTMENT SERVICES, INC.

By:	/s/ Jeffrey A. McCroy
Name:	Jeffrey A. McCroy
Title:	President & CEO

BOSTON PARTNERS GLOBAL INVESTORS, INC.

By:	/s/ William G. Butterly, III
Name:	William G. Butterly, III
Title:	General Counsel

By:	/s/ Greg A. Varner
Name:	Greg A Varner
Title:	Chief Financial Officer

ACKNOWLEDGED & ACCEPTED BY:

CATHOLIC RESPONSIBLE INVESTMENTS FUNDS

By:	/s/ Michael G. Beattie
Name:	Michael G. Beattie
Title:	President

SCHEDULE A

to the

SUBADVISORY AGREEMENT

dated June 28, 2024, between

CATHOLIC RESPONSIBLE INVESTMENTS FUNDS

and

BOSTON PARTNERS GLOBAL INVESTORS, INC.

The Adviser shall pay to the Subadviser as compensation for the Subadviser’s services rendered, a fee, computed daily at an annual rate based on the average daily net assets of the respective Fund as may be allocated by the Adviser to the Subadviser from time to time in accordance with the following fee schedule:

Fund	Rate
CRI MULTI-STYLE U.S. EQUITY FUND	[REDACTED]

EXHIBIT D

Investment Sub-Advisory Agreement between Christian Brothers Investment Services, Inc. and Loomis, Sayles & Company, L.P., relating to the Catholic Responsible Investments Bond Fund

SUBADVISORY AGREEMENT

SUBADVISORY AGREEMENT (the “Agreement”) made as of this 28th day of June, 2024, by and between Christian Brothers Investment Services, Inc. (the “Adviser”), an Illinois corporation with its principal place of business at 125 S. Wacker Drive, Suite 2400, Chicago, IL 60606,, and Loomis, Sayles & Company, L.P. (the “Subadviser”), a Delaware limited partnership, with the Subadviser’s principal place of business at One Financial Center, Boston, MA 02111.

W I T N E S S E T H

WHEREAS, pursuant to authority granted to the Adviser by the Board of Trustees (the “Board”) of Catholic Responsible Investments Funds (the “Trust”), a Delaware statutory trust registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), on behalf of the series set forth on Schedule A to this Agreement (each, a “Fund,” and, collectively, the “Funds”), and pursuant to the provisions of the Investment Advisory Agreement, dated as of November 17, 2021, by and between the Adviser and the Trust (the “Management Agreement”), the Adviser has selected the Subadviser to act as sub-investment adviser of each Fund and to provide certain related services, as more fully set forth below, and to perform these services under the terms and conditions hereinafter set forth; and

WHEREAS, each of the Adviser and the Subadviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Management Agreement contemplates that the Adviser may appoint a subadviser to perform some or all of the services for which the Adviser is responsible thereunder; and

WHEREAS, the Subadviser is willing to furnish these services to the Adviser and each Fund listed in Schedule A to this Agreement, as said Schedule may be amended from time to time upon mutual agreement of the parties.

NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the parties do hereby agree as follows:

8.	The Subadviser’s Services.

(a)       Discretionary Investment Management Services. The Subadviser shall act as sub-investment adviser with respect to each Fund in regard to those Fund assets as may be allocated by the Adviser to the Subadviser (the “Assets”). In said capacity, the Subadviser, subject to the oversight of the Adviser and the Board, regularly shall provide the Fund with investment research, advice, and supervision and shall furnish continuously an investment program, consistent with the investment objectives and policies of the Fund. The Subadviser shall determine, from time to time, what securities shall be purchased for the Fund, what securities shall be held or sold by the Fund, and what portion of the Fund’s assets shall be held uninvested in cash, subject always to the provisions of the Trust’s Agreement and Declaration of Trust, the Trust’s By-Laws, and the Trust’s registration statement on Form N-1A (the “Registration Statement”) under the 1940 Act, and under the Securities Act of 1933, as amended (the “1933 Act”), covering Fund shares, as filed with the Securities and Exchange Commission (the “Commission”), and to the investment objectives, policies, and restrictions of the Fund, as each of the same from time to time shall be in effect. To carry out these obligations, the Subadviser shall exercise full discretion and act for the Fund in the same manner and with the same force and effect as the Fund itself might or could do with respect to purchases, sales, or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of said purchases, sales, or other transactions. No reference in this Agreement to the Subadviser having full discretionary authority over the Fund’s investments in any way shall limit the right of either the Adviser or the Board, in either the Adviser’s or the Board’s respective sole discretion, to establish or revise policies in connection with the management of the Fund’s assets or to otherwise exercise either the Adviser’s or the Board’s respective right to control the overall management of the Fund’s assets. As applicable and appropriate, and without limiting the generality of the foregoing, the Subadviser has the authority to enter into trading agreements on behalf of the Fund and to adhere on the Fund’s behalf to the applicable International Swaps & Derivatives Association (“ISDA”) over-the-counter (“OTC”) derivatives transaction protocols and to enter into client agency agreements or other documents that may be required to effect OTC derivatives transaction through swap execution facilities (i.e., “SEFs”).

(b)       Compliance. The Subadviser agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940, as amended (the “Advisers Act”), the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Commodity Exchange Act and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules, regulations, and case law that relate to the services and relationships described hereunder and to the conduct of the Subadviser’s business as a registered investment adviser. The Subadviser also agrees to comply with the objectives, policies, and restrictions set forth in the Registration Statement, as amended or supplemented, of each Fund, and with any policies, guidelines, instructions, and procedures approved by the Board or the Adviser and provided to the Subadviser. In selecting the Fund’s portfolio securities and performing the Subadviser’s obligations hereunder, the Subadviser shall cause the Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company. The Subadviser shall maintain compliance procedures that the Subadviser reasonably believes are adequate to ensure the compliance with the foregoing. No supervisory activity undertaken by the Adviser or by the Board shall limit the Subadviser’s full responsibility for any of the foregoing.

(c)        Proxy Voting, Exercising Rights. Pursuant to Board authority, the Adviser has the delegated authority to determine how proxies with respect to securities that are held by each Fund shall be voted. The Adviser, and not the Sub-Adviser, is responsible for voting proxies for the Fund. The Sub-Adviser promptly shall forward to the Adviser any information or documents necessary for the Adviser to exercise the Adviser’s proxy voting responsibilities.

For the avoidance of doubt, the Sub-Adviser shall not be responsible for filing shareholder resolutions or engaging in corporate dialogues with respect to companies held in a Fund’s portfolio in furtherance of Adviser’s Commitment to Catholic Responsible Investments.

The Sub-Adviser is authorized, in its sole discretion, to exercise all rights, to execute consents and to exercise or sell stock subscription and conversion rights and to join in or oppose (jointly or with others) reorganizations, recapitalizations and liquidations and, in connection therewith, the Sub-Adviser is hereby appointed as the Fund’s attorney-in-fact to execute all documentation to facilitate any reorganization, recapitalization or liquidation, unless the Adviser otherwise specifies in writing.

(d)       Recordkeeping. The Subadviser shall not be responsible for the provision of administrative, bookkeeping, or accounting services to each Fund, except as otherwise provided herein or as may be necessary for the Subadviser to supply to the Adviser, the Trust, or the Trust’s Board the information required to be supplied under this Agreement.

The Subadviser shall maintain separate books and detailed records of all matters pertaining to the Fund’s Assets advised by the Subadviser required by Rule 31a-1 under the 1940 Act (other than those records being maintained by the Adviser, or any administrator, custodian, or transfer agent appointed by the Trust) relating to the Subadviser’s responsibilities provided hereunder with respect to the Fund, and shall preserve said records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act (hereinafter, the “Fund Books and Records”). The Fund Books and Records shall be available to the Adviser and the Board at any time upon request, shall be delivered to the Trust upon the termination of this Agreement, and shall be available without delay during any day the Trust is open for business.

(e)       Holdings Information and Pricing. The Subadviser shall provide regular reports regarding each Fund’s holdings, and, on the Subadviser’s own initiative, may furnish the Adviser, the Trust, and the Trust’s Board from time to time with whatever information the Subadviser believes is appropriate for this purpose. The Subadviser agrees to notify the Adviser and the Board promptly if the Subadviser reasonably believes that the value of any security held by a Fund may not reflect fair value. The Subadviser agrees to provide, upon request, any pricing information of which the Subadviser is aware to the Adviser, Trust, the Trust’s Board, and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust’s valuation procedures for the purpose of calculating the Fund’s net asset value in accordance with procedures and methods established by the Board.

(f)       Cooperation With Agents of the Adviser and the Trust. The Subadviser agrees to cooperate with and provide reasonable assistance to the Adviser, the Trust, any Trust custodian or foreign sub-custodians, any Trust pricing agents, and all other agents and representatives of the Adviser and the Trust with respect to such information regarding each Fund as said entities reasonably may request from time to time in the performance of said entities’ obligations, to provide prompt responses to reasonable requests made by said persons, and to establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

(g)       Consultation With Other Subadvisers. In performance of the Subadviser’s duties and obligations under this Agreement, the Subadviser shall not consult with any other subadviser to a Fund or a subadviser to a portfolio that is under common control with the Fund concerning transactions for the Fund, except as permitted by the policies and procedures of the Fund. The Subadviser shall not provide investment advice to any assets of the Fund other than the Assets managed by the Subadviser.

(h)       Non-Exclusivity. The Adviser understands that the Subadviser performs investment advisory services for various clients, including investment companies, and may give advice and take action with respect to any of those clients that differs from the advice given or the timing or nature of action taken with respect to the Fund(s). The Subadviser shall have no obligation to purchase or sell for the Fund, or to recommend for purchase or sale by the Fund, any investment which the Subadviser, its principals, affiliates or employees may purchase or sell for themselves or for any other clients. The Adviser understands that transactions in a specific investment may not be accomplished for all of the Subadviser’s client accounts at the same time or at the same price.

9.	Code of Ethics.

The Subadviser has adopted a written code of ethics that the Subadviser reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act (“Rule 17j-1”), which the Subadviser has provided to the Adviser and the Trust. The Subadviser shall ensure that the Subadviser’s “Access Persons” (as that term is defined in the Subadviser’s Code of Ethics) comply in all material respects with the Subadviser’s Code of Ethics, as in effect from time to time. Upon request, the Subadviser shall provide the Adviser and the Trust with (i) a copy of the Subadviser’s current Code of Ethics, as in effect from time to time, and (ii) a certification that the Subadviser has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Subadviser’s Code of Ethics. Annually, the Subadviser shall furnish a written report to the Adviser and the Trust’s Board concerning the Subadviser’s Code of Ethics, which annual report shall comply with the requirements of Rule 17j-1. The Subadviser shall respond to requests for information from the Adviser and the Trust as to violations of the Code by Access Persons and the sanctions imposed by the Subadviser. The Subadviser promptly shall notify the Adviser and the Trust of any material violation of the Code related to a security held by a Fund. Sub-adviser shall notify the Adviser and the Trust through quarterly reporting of any material violation of the Code if the violation is unrelated to a security held by the Fund.

10.	Information and Reporting.

The Subadviser shall provide the Adviser, the Trust, and the Adviser’s and the Trust’s respective officers with such periodic reports concerning the obligations that the Subadviser has assumed under this Agreement as the Adviser and the Trust from time to time reasonably may request.

(a)       Notification of Breach / Compliance Reports. The Subadviser shall notify the Trust’s Chief Compliance Officer and Adviser’s Chief Compliance Officer immediately upon detection of (i) any material failure to manage a Fund in accordance with the Fund’s investment objectives and policies or any applicable law; or (ii) any material breach of any of the Fund’s or the Subadviser’s policies, guidelines, or procedures. In addition, the Subadviser shall provide a quarterly report regarding each Fund’s compliance with the Fund’s investment objectives and policies, applicable law, including, but not limited to, the 1940 Act and Subchapter M of the Code, and the Fund’s and the Adviser’s policies, guidelines, or procedures as applicable to the Subadviser’s obligations under this Agreement. The Subadviser acknowledges and agrees that the Adviser, in the Adviser’s discretion, may provide these quarterly compliance certifications to the Board. The Subadviser agrees to correct any said failure promptly and to take any action that the Board and/or the Adviser reasonably may request in connection with any said breach. Upon request, the Subadviser also shall provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act of 2002, as amended. The Subadviser promptly shall notify the Trust and the Adviser in the event that: (i) the Subadviser is served or otherwise receives notice of any action, suit, proceeding, inquiry, or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund’s ownership of shares in the defendant) or the compliance by the Subadviser with the federal or state securities laws; or (ii) an actual change in control of the Subadviser resulting in an “assignment” (as that term is defined in the 1940 Act) has occurred or otherwise is proposed to occur.

(b)       Inspection. Upon reasonable request, the Subadviser agrees to make the Subadviser’s records and premises (including the availability of the Subadviser’s employees for interviews) -- to the extent that these records relate to the conduct of services provided to each Fund or the Subadviser’s conduct of the Subadviser’s business as an investment adviser -- reasonably available for compliance audits by the Adviser and/or the Trust’s officers, employees, accountants, or counsel; in this regard, the Trust and the Adviser acknowledge that the Subadviser shall have no obligation to make available proprietary information unrelated to the services provided by the Subadviser to the Fund or any information related to other clients of the Subadviser, except to the extent necessary for the Adviser to confirm the absence of any conflict of interest and compliance with any laws, rules, or regulations in the Subadviser’s management of the Fund.

(c)       Board and Filings Information. The Subadviser shall provide the Adviser and the Trust with any information reasonably requested regarding the Subadviser’s management of each Fund required for any meeting of the Board, or for any shareholder report, Form N-CSR, Form N-PX, Form N-CEN, Form N-PORT, amended registration statement, proxy statement, or prospectus supplement to be filed by the Trust with the Commission. The Subadviser shall make the Subadviser’s officers and employees available to meet with the Board from time to time on due notice to review the Subadviser’s investment management services to the Fund in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

(d)       Transaction Information. The Subadviser shall furnish to the Adviser and the Trust such information concerning portfolio transactions as may be necessary to enable the Adviser, the Trust, or the Adviser’s or the Trust’s respective designated agents to perform such compliance testing on each Fund and the Subadviser’s services as the Adviser and the Trust, in the Adviser’s or the Trust’s respective sole discretion, may determine to be appropriate. The provision of said information by the Subadviser to the Adviser, the Trust, or the Adviser’s or the Trust’s respective designated agents in no way relieves the Subadviser of the Subadviser’s own responsibilities under this Agreement.

11.	Brokerage.

(a)       Principal Transactions. In connection with purchases or sales of securities for the account of a Fund, neither the Subadviser nor any of the Subadviser’s directors, officers, or employees shall act as a principal or agent or receive any commission except as permitted by the 1940 Act.

(b)       Placement of Orders. The Subadviser shall arrange for the placing of all orders for the purchase and sale of securities for each Fund’s account with brokers or dealers selected by the Subadviser. The Subadviser shall place these orders with or through such persons, brokers, or dealers chosen by the Subadviser to carry out the policy with respect to brokerage set forth in the Fund’s Prospectus or as the Board or the Adviser may direct in writing from time to time, in conformity with all federal securities laws and subject to the provisions of Section 4 of this Agreement.

(c)       Best Execution. In executing Fund transactions and selecting brokers or dealers, the Subadviser is directed at all times to use the Subadviser’s best efforts to seek on behalf of each Fund the most-favorable execution, net price, and best overall terms available under the circumstances. In assessing the best overall terms available for any transaction, the Subadviser shall consider all factors that the Subadviser deems relevant, including, among other factors, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The Subadviser shall have the express authority to negotiate, open, continue, and terminate brokerage accounts and other trading arrangements with respect to all portfolio transactions entered into by the Subadviser for a Fund.

(d)       Access To Brokerage and Research. It also is understood that it is desirable for each Fund that the Subadviser have access to brokerage and research services provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers, consistent with Section 28(e) of the 1934 Act and any Commission staff interpretations thereof. The Subadviser, therefore, is authorized to place orders for the purchase and sale of securities for the Fund with these brokers, subject to review by the Adviser and the Board from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by these brokers may be useful to the Subadviser in connection with the Subadviser’s or the Subadviser’s affiliates’ services to other clients.

In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Subadviser, therefore, also may consider the “brokerage and research services” provided (as this term is defined in Section 28(e) of the 1934 Act). Consistent with any guidelines established by the Board and Section 28(e) of the 1934 Act, the Subadviser is authorized to pay to a broker or dealer who provides said brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Subadviser in good faith determines that this commission was reasonable in relation to the value of the brokerage and research services provided by the broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Subadviser to the Subadviser’s discretionary clients, including the Funds.

(e)       Affiliated Brokers. The Subadviser or any of the Subadviser’s affiliates may act as broker in connection with the purchase or sale of securities or other investments for a Fund, subject to: (a) the requirement that the Subadviser seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in the Fund’s current Registration Statement; (b) the provisions of the 1940 Act; (c) the provisions of the Advisers Act; (d) the provisions of the 1934 Act; and (e) other provisions of applicable law. These brokerage services are not within the scope of the duties of the Subadviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Subadviser or the Subadviser’s affiliates may receive brokerage commissions, fees, or other remuneration from a Fund for these services in addition to the Subadviser’s fees for services under this Agreement.

(f)       Aggregated Transactions. The Subadviser is authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser, the Subadviser, or the Trust’s principal underwriter) if the Subadviser believes that the quality of the transaction and the commission are comparable to what these would be with other qualified firms. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable law and regulations, may aggregate the order for securities to be sold or purchased. In said event, the Subadviser shall allocate securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, in the manner the Subadviser reasonably considers to be equitable and consistent with the Subadviser’s fiduciary obligations to the Fund and to such other clients under the circumstances.

(g)       Reporting of Transactions. The Subadviser shall provide each Fund’s custodian on each business day with information relating to all transactions concerning the Assets and shall provide the Adviser with such information upon request of the Adviser and shall otherwise shall cooperate with and provide reasonable assistance to the Adviser, the Trust’s administrator, the Trust’s custodians and foreign custodians, the Trust’s transfer agent and pricing agents, and all other agents and representatives of the Trust.

12.	Custody.

Nothing in this Agreement shall permit the Subadviser to take or receive physical possession of cash, securities, or other investments of a Fund.

13.	Allocation of Charges and Expenses.

The Subadviser shall bear the Subadviser’s own costs of providing services hereunder. Other than as herein specifically indicated, the Subadviser shall not be responsible for a Fund’s or the Adviser’s expenses, including brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments.

14.	Representations, Warranties, and Covenants.

(a)       Properly Registered. The Subadviser is registered as an investment adviser under the Advisers Act, and shall remain so registered for the duration of this Agreement. The Subadviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and, to the best knowledge of the Subadviser, there is no proceeding or investigation that reasonably is likely to result in the Subadviser being prohibited from performing the services contemplated by this Agreement. The Subadviser agrees promptly to notify the Trust of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser to an investment company. The Subadviser is in compliance in all material respects with all applicable federal and state law in connection with the Subadviser’s investment management operations.

(b)       ADV Disclosure. The Subadviser has provided the Adviser and the Trust with a copy of Part I of the Subadviser’s Form ADV, as most-recently filed with the Commission, and with a copy of Part II of the Subadviser’s Form ADV, as most-recently updated, and, promptly after filing any amendment to the Subadviser’s Form ADV with the Commission or updating Part II of the Subadviser’s Form ADV, shall furnish a copy of said amendments or updates to the Adviser and the Trust. The information contained in the Adviser’s Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which said statements were made, not misleading.

(c)       Fund Disclosure Documents. The Subadviser has reviewed, and in the future shall review, the Registration Statement, summary prospectus, prospectus, statement of additional information, periodic reports to shareholders, reports and schedules filed with the Commission (including any amendment, supplement, or sticker to any of the foregoing), and advertising and sales material relating to each Fund (collectively the “Disclosure Documents”), and represents and warrants that, with respect to disclosure related to Subadviser’s services to the Trust, said Disclosure Documents contain or shall contain no untrue statement of any material fact and do not and shall not omit any statement of material fact required to be stated therein or necessary to make the statements therein not misleading.

(d)       Use of the Name “Catholic Responsible Investments”. Subject to the terms set forth in Section 8(a) of this Agreement, the Subadviser has the right to use the name “Catholic Responsible Investments” in connection with the Subadviser’s services to the Trust, and the Trust shall have the right to use the name “Loomis Sayles” in connection with the management and operation of each Fund until this Agreement is terminated as set forth herein. The Subadviser is not aware of any threatened or existing actions, claims, litigation, or proceedings that adversely would affect or prejudice the rights of the Subadviser or the Trust to use the names “Catholic Responsible Investments” and “Loomis Sayles.”

(e)       Insurance. The Subadviser maintains errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Trust: (i) of any material changes in the Subadviser’s insurance policies or insurance coverage; or (ii) if any material claims will be made on the Subadviser’s insurance policies. Furthermore, the Subadviser, upon reasonable request, shall provide the Trust with any information that the Subadviser reasonably may require concerning the amount of or scope of said insurance.

(f)        No Detrimental Agreement. The Subadviser represents and warrants that the subadviser has no arrangement or understanding with any party, other than the Adviser and the Trust, that would influence the decision of the Subadviser with respect to the Subadviser’s selection of securities for a Fund, and that all selections shall be done in accordance with what is in the best interest of the Fund.

(g)       Conflicts. The Subadviser shall act honestly, in good faith, and in the best interests of the Trust, including requiring any of the Subadviser’s personnel with knowledge of Fund activities to place the interest of each Fund first, ahead of said personnel’s own interests, in all personal trading scenarios that may involve a conflict of interest with the Fund, consistent with the Subadviser’s fiduciary duties under applicable law.

(h)       Compliance Program of the Subadviser. The Subadviser represents and warrants that: (a) in accordance with Rule 206(4)-7 under the Advisers Act, the Subadviser has adopted and implemented and shall maintain written policies and procedures reasonably designed to prevent violation by the Subadviser and the Subadviser’s supervised persons (as this term is defined in the Advisers Act) of the Advisers Act and the rules that the Commission has adopted under the Advisers Act; and (b) to the extent that the Subadviser’s activities or services reasonably could be expected materially to affect a Fund, the Subadviser has adopted and implemented and shall maintain written policies and procedures that the Trust’s chief compliance officer determines are reasonably designed to prevent violation of the “federal securities laws” (as this term is defined in Rule 38a-1 under the 1940 Act) by the Funds and the Subadviser (the policies and procedures referred to in this Section 7(h) are referred to herein as the Subadviser’s “Compliance Program”).

(i)       Qualified Institutional Buyer. The Adviser represents and warrants that each Fund is a “qualified institutional buyer” as defined in Rule 144A under the Securities Act of 1933, as amended.

(j)       Representations. The representations and warranties in this Section 7 shall be deemed to be made on the date that this Agreement is executed and at the time of delivery of the quarterly compliance report required by Section 3(a) of this Agreement, whether or not specifically referenced in said report.

8.	Use of Names.

(a)       The Name “Catholic Responsible Investments”. The Adviser grants to the Subadviser a sub-license to use the name “Catholic Responsible Investments” (the “Name”). The foregoing authorization by the Adviser to the Subadviser to use the Name is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the Name; the Subadviser acknowledges and agrees that, as between the Subadviser and the Adviser, the Adviser has the right to use, or authorize others to use, the Name. The Subadviser shall use the Name only in a manner consistent with uses approved by the Adviser. Notwithstanding the foregoing, neither the Subadviser nor any affiliate or agent of the subadviser shall make reference to or use the Name or any of Adviser’s respective affiliates or clients names without the prior approval of Adviser, which approval shall not be unreasonably withheld or delayed; provided, that the Subadviser is authorized to disclose the Name and the Adviser’s and each Fund’s identities as clients of the Subadviser in any representative client list prepared by the Subadviser for use in marketing materials. The Subadviser hereby agrees to make all reasonable efforts to cause any affiliate or agent of the Subadviser to satisfy the foregoing obligation in connection with any services said affiliates or agents provide to the Subadviser or to a Fund under this Agreement. The Adviser has obtained all licenses and permissions necessary for the Subadviser to use any index data provided to the Subadviser by the Adviser or Adviser’s agent under this Agreement and the Subadviser is not required to obtain any said licenses or permissions itself .

The Trust grants to the Subadviser a sub-license to use a Fund’s name or the Funds’ names (collectively, a “Fund Name”). The foregoing authorization by the Trust to the Subadviser to use a Fund Name is not exclusive of the right of the Adviser itself to use, or to authorize others to use, a Fund Name. The Subadviser shall use a Fund Name only in a manner consistent with uses approved by the Trust. The Subadviser hereby agrees to make all reasonable efforts to cause any affiliate or agent of the Subadviser to satisfy the foregoing obligation in connection with any services said affiliates or agents provide to the Subadviser or to a Fund under this Agreement.

(b)        The Name “Loomis Sayles”. The Subadviser grants to the Adviser and Trust a sub-license to use the name “Loomis Sayles” (the “Subadviser Name”) in connection with the Funds. The foregoing authorization by the Subadviser to the Adviser to use the Subadviser Name is not exclusive of the right of the Subadviser itself to use, or to authorize others to use, the Subadviser Name; the Adviser acknowledges and agrees that, as between the Adviser and the Subadviser, the Subadviser has the right to use, or authorize others to use, the Subadviser Name. The Adviser shall use the Subadviser Name only in a manner consistent with uses approved by the Subadviser. Notwithstanding the foregoing, neither the Adviser nor any affiliate or agent of the Adviser shall make reference to or use the Subadviser Name or any of the Subdviser’s respective affiliates or clients’ names without the prior approval of the Subadviser, which approval shall not be unreasonably withheld or delayed. The Adviser hereby agrees to make all reasonable efforts to cause the Trust and any affiliate or agent of the Adviser to satisfy the foregoing obligation. The sub-license granted herein in regard to a Fund shall terminate in the event that the Subadviser no longer is a subadviser to the Fund.

9.	Subadviser’s Compensation.

The Adviser shall pay to the Subadviser, as compensation for the Subadviser’s services hereunder, a fee, determined as described in Schedule A that is attached hereto and made a part hereof. Said fee shall be computed daily and paid not less than monthly in arrears by the Adviser. A Fund shall have no responsibility for any fee payable to the Subadviser.

The Subadviser shall be compensated based on the portion of Fund Assets allocated to the Subadviser by the Adviser. The method for determining net assets of a Fund for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of Fund shares as described in the Fund’s prospectus. In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in said month.

10.	Independent Contractor.

In the performance of the Subadviser’s duties hereunder, the Subadviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent a Fund, the Trust, or the Adviser in any way or otherwise be deemed to be an agent of the Fund, the Trust, or the Adviser. If any occasion should arise in which the Subadviser gives any advice to the Subadviser’s clients concerning the shares of a Fund, the Subadviser shall act solely as investment counsel for said clients and not in any way on behalf of the Fund.

11.	Assignment and Amendments.

This Agreement automatically shall terminate, without the payment of any penalty, either: (i) in the event of the Agreement’s “assignment” (as that term is defined in Section 2(a)(4) of the 1940 Act); or (ii) in the event of the termination of the Management Agreement; provided, that said termination shall not relieve the Adviser or the Subadviser of any liability incurred hereunder.

This Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

12.	Duration and Termination.

This Agreement shall become effective as of the date executed and shall remain in full force and effect continually thereafter, subject to renewal as provided in Section 12(c) hereof and unless terminated automatically as set forth in Section 11 hereof or until terminated as follows:

(k)       The Trust may cause this Agreement to terminate either (i) by vote of the Trust’s Board or (ii) with respect to a Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund; or

(l)       The Adviser at any time may terminate this Agreement by not more than sixty (60) days’ nor less than thirty (30) days’ written notice delivered or mailed by registered mail, postage prepaid, to the Subadviser and the Trust; or

(m)       The Subadviser at any time may terminate this Agreement by not more than sixty (60) days’ nor less than thirty (30) days’ written notice delivered or mailed by registered mail, postage prepaid, to the Adviser and the Trust; or

(n)       This Agreement automatically shall terminate two (2) years from the date of the Agreement’s execution unless the Agreement’s renewal specifically is approved at least annually thereafter by: (i) a majority vote of the Trustees, including a majority vote of said Trustees who are not interested persons of the Trust, the Adviser, or the Subadviser, at a meeting called for the purpose of voting on said approval; or (ii) the vote of a majority of the outstanding voting securities of the Fund; provided, however, that, if the continuance of this Agreement is submitted to the shareholders of the Fund for the shareholders’ approval and said shareholders fail to approve said continuance of this Agreement as provided herein, the Subadviser may continue to serve hereunder as to the Fund in a manner consistent with the 1940 Act and the rules and regulations thereunder; and

(o)        Termination of this Agreement pursuant to this Section shall be without payment of any penalty.

In the event of termination of this Agreement for any reason, the Subadviser, immediately upon notice of termination or on such later date as may be specified in said notice, shall cease all activity on behalf of a Fund and with respect to any of the Fund’s assets, except as expressly directed by the Adviser or as otherwise required by any fiduciary duties of the Subadviser under applicable law. In addition, the Subadviser shall deliver the Fund’s Books and Records to the Adviser and the Trust by such means and in accordance with such schedule as the Adviser and the Trust, respectively, shall direct and otherwise shall cooperate, as reasonably directed by the Adviser and the Trust, in the transition of portfolio asset management to any successor of the Subadviser, including the Adviser.

13.	Certain Definitions.

For the purposes of this Agreement:

(a)       “Affirmative vote of a majority of the outstanding voting securities of the Fund” shall have the meaning as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

(b)       “Interested persons” and “Assignment” shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

14.	Liability of the Subadviser.

(a)       The Subadviser shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of statements in a Fund’s Disclosure Documents relating to the Subadviser and the Subadviser’s affiliates, the Fund’s investment strategies and related risks, and other information supplied by the Subadviser for inclusion therein.

(b)       The Subadviser shall be liable to a Fund for any loss (including transaction costs) incurred by the Fund as a result of any investment or trade error made by the Subadviser in contravention of: (i) any investment policy, guideline, or restriction set forth in the Registration Statement or as approved by the Board from time to time and provided to the Subadviser; or (ii) applicable law, including, but not limited to, the 1940 Act and the Code (including, but not limited to, the Fund’s failure to satisfy the diversification or source of income requirements of Subchapter M of the Code) (the investments described in this subsection (b) collectively are referred to as “Improper Investments”).

(c)       The Subadviser shall indemnify and hold harmless the Trust, each affiliated person of the Trust within the meaning of Section 2(a)(3) of the 1940 Act, and each person who controls the Trust within the meaning of Section 15 of the 1933 Act (any said person, an “Indemnified Party”) against any and all losses, claims, damages, expenses, or liabilities (including the reasonable cost of investigating and defending any alleged loss, claim, damage, expense, or liability and reasonable counsel fees incurred in connection therewith) to which any said person may become subject under the 1933 Act, the 1934 Act, the 1940 Act, or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages, expenses, or liabilities (or actions in respect thereof) arise out of or are based upon: (i) a material breach by the Subadviser of this Agreement or of the representations and warranties made by the Subadviser herein; (ii) any Improper Investment; (iii) any untrue statement of a material fact by the Subadviser contained in any Disclosure Document relating to the Subadviser and the Subadviser’s affiliates, each Fund’s investment strategies and related risks, and other information supplied by Subadviser for inclusion therein, or the omission by the Subadviser from a Disclosure Document of a material fact regarding the Subadviser or the Subadviser’s investment program required to be stated therein or necessary to make the statements therein not misleading; or (iv) the Subadviser’s performance or non-performance of the Subadviser’s duties hereunder; provided, however, that nothing herein shall be deemed to protect any Indemnified Party who is a Trustee or officer of the Trust against any liability to the Trust or to the Trust’s shareholders to which said Indemnified Party otherwise would be subject by reason or willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of said person’s office with the Trust.

15.	Confidentiality.

(m)       From time to time, a party may disclose, exchange, or make available, the party’s “Confidential Information” (as that term is defined below) to the other parties. For purposes of this Agreement, “Confidential Information” shall mean any information, data, or materials pertaining to a party’s (“Discloser”) or the party’s affiliates’ or subsidiaries’ business, financial, or internal plans or affairs, regardless of form of communication (whether oral, in hard copy, electronic, or any other medium whatsoever), and whether furnished before, on, or after the date of this Agreement, that is not currently available to the general public, and for which the owning party derives actual or potential value from said unavailability.

(n)       Confidential Information shall NOT include: (a) any information that is or becomes generally available to the public through no breach of this Agreement by recipient (“Recipient”); (b) any information that is disclosed to Recipient on a non-confidential basis by a third party who, to Recipient’s knowledge after due inquiry, has legitimate possession thereof and the unrestricted right to make this disclosure; and (c) any information developed by Recipient independently of, and without reference to, any Confidential Information disclosed by Discloser to Recipient.

(o)       Recipient acknowledges that any Confidential Information provided by Discloser shall be used by Recipient solely for purposes related to the Agreement, and, except as provided in a subsequent written agreement between the parties, the provision of Confidential Information shall not be construed as creating any express or implied license to develop or otherwise use the Confidential Information in any manner. Recipient agrees: (a) to take reasonable steps to safeguard the Confidential Information from theft, piracy, or unauthorized access, and to hold the Confidential Information in strict confidence and secrecy using at least the same level of care and protection against disclosure as Recipient uses in protecting Recipient’s own confidential and proprietary information; (b) not to use the Confidential Information for any purpose other than those purposes related to this Agreement; (c) not to reveal or disclose the Confidential Information to any individual, firm, or entity without the prior written consent of Discloser, other than as set forth in (e) below; (d) to inform third-party recipients of the confidential nature of the Confidential Information; and (e) to disclose Confidential Information to Recipient’s officers, directors, representatives, agents, or employees only on a “need-to-know” basis and to inform these individuals of their obligations under this Agreement, taking such steps as may be reasonable in the circumstances, or as may be reasonably requested by Discloser, to prevent any unauthorized disclosure, copying, or use of the Confidential Information. Neither Discloser nor any of Discloser’s officers, directors, employees, or controlling persons make any express or implied representation or warranty as to the completeness and accuracy of any Confidential Information, and Recipient agrees that none of these persons shall have any liability to Recipient or any of Recipient’s representatives and agents relating to or arising from the use of any Confidential Information or for any errors therein or omissions therefrom.

(p)       Recipient acknowledges that any Confidential Information provided pursuant to this Agreement constitutes unique, valuable, and special business of Discloser. Recipient agrees that a violation of any material provision of this Agreement may cause Discloser irreparable injury for which Discloser would have no adequate remedy at law, and agrees that Discloser may be entitled to seek immediate injunctive relief prohibiting said violation, without bond, in addition to any other rights and remedies available to Discloser.

(q)       Neither party shall be liable for disclosure of Confidential Information made to any court of proper jurisdiction, regulatory, self-regulatory, governmental agency or examining authority having jurisdiction over either party and pursuant to subpoena, court order, or other legal process or as otherwise required by law or regulation. Recipient shall provide the Discloser with prompt written notice of said request or requirement for disclosure, unless prevented by applicable law or regulation. If requested, Recipient shall reasonably cooperate at Discloser’s expense in defending against any said court or administrative order.

(r)       It is understood and agreed that regulators having jurisdiction over any of the parties shall have unrestricted access to all books, records, files, and other materials in a party’s possession, including the Confidential Information, and disclosure of the Confidential Information to these persons solely for purposes of supervision or examination may occur without written notice to or authorization from the Discloser.

16.	Enforceability.

Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall be ineffective, as to said jurisdiction, to the extent of said invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

17.	Limitation of Liability.

The parties to this Agreement acknowledge and agree that all litigation arising hereunder, whether direct or indirect, and of any and every nature whatsoever shall be satisfied solely out of the assets of a Fund and that no Trustee, officer or holder of shares of beneficial interest of the Fund shall be personally liable for any of the foregoing liabilities.

18.	Change In the Adviser’s Ownership.

The Subadviser agrees that the Subadviser shall notify the Trust of any anticipated or otherwise reasonably foreseeable change in the ownership of the Subadviser that could: (i) materially impact the services provided by the Subadviser to a Fund, or (ii) that could result in a change of control under Section 15(a)(4) of the 1940 Act, within a reasonable time prior to said change being effected. The Subadviser will notify the Trust of any change in the membership of the Subadviser’s partnership, that does not result in a change in control, within a reasonable time after such change.

19.	Jurisdiction.

This Agreement shall be governed by and construed in accordance with the substantive laws of the State of Delaware, and the Subadviser consents to the jurisdiction of courts, both state and federal, in Delaware, with respect to any dispute under this Agreement.

20.	Paragraph Headings.

The headings of paragraphs contained in this Agreement are provided for convenience only, form no part of this Agreement, and shall not affect this Agreement’s construction.

21.	Counterparts.

This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

22.	Notices.

Any notices and other communications between the Parties contemplated by this Agreement shall be sent by registered letter, overnight express or facsimile with confirmation of receipt to the addresses indicated below. Notwithstanding the foregoing, the parties may consent to receiving the same notices and communications electronically if they are available in an electronic format. Electronic format includes PDF documents, e-mails or e-mailed links to information on a web site. If one of the parties consents to electronic delivery by the other party, the first party must inform the other party of (a) the documents concerned by its consent and (b) the e-mail addresses to which the documents should be sent. Each party may revoke such electronic delivery consent at any time by providing written notice to the other party. The Client hereby consents to receive Form ADV or other similar communication from Loomis Sayles electronically at the email address(es) indicated below.

ADVISER:

Any notice to the Adviser shall be sent to:

NAME: Christian Brothers Investment Services

E-MAIL: oromano@cbisonline.com; hquach@cbisonline.com

STREET ADDRESS: 125 S. Wacker Drive, Suite 2400, Chicago, IL 60606

With copies to:

NAME: Catholic Responsible Investments Funds Trust c/o SEI

E-MAIL: legalaic@seic.com; Legalfundcomp@seic.com

STREET ADDRESS: One Freedom Valley Drive, Oaks, PA 19456

SUB-ADVISER/INVESTMENT MANAGER:

Notices of capital additions and withdrawals must be sent to bhobin@loomissayles.com and cash@loomissayles.com.

Any notice to Loomis Sayles shall be sent to:

Loomis, Sayles & Company, L.P.

One Financial Center

Boston, Massachusetts 02111

Attn: Shannon O. Mangano

Co-Director of Client Intake – Institutional Onboarding

client_intake@loomissayles.com

T: 617-960-4415

With copies to:

Loomis, Sayles & Company, L.P.

One Financial Center

Boston, Massachusetts 02111

Attn: General Counsel

generalcounsel@loomissayles.com

T: 800-343-2029

F: 617-482-0653

23.	Futures Contracts.

In connection with the Subadviser’s services hereunder related to the Fund’s use of futures contracts, the Adviser hereby expressly agrees and acknowledges that the risks of futures transactions have been separately disclosed to it and that the account of the Fund will be treated by the Subadviser as an “exempt account” for purposes of its compliance with Rule 4.7 under the Commodity Exchange Act, as amended (the “Exchange Act”) (which provides an exemption from certain recordkeeping and disclosure obligations under the Exchange Act and the rules thereunder to entities registered as commodity trading advisers with the Commodity Futures Trading Commission). In addition, the Adviser hereby expressly acknowledges and agrees as follows:

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, A BROCHURE OR ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR ANY BROCHURE OR ACCOUNT DOCUMENT.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.

CHRISTIAN BROTHERS INVESTMENT SERVICES, INC.

By:	/s/ Jeffrey A. McCroy
Name:	Jeffrey A. McCroy
Title:	President & CEO

Loomis, Sayles & Company, L.P.

By:	/s/ Shannon O. Mangano
Name:	Shannon O. Mangano
Title:	Co-Director, Client Intake

ACKNOWLEDGED & ACCEPTED BY:

CATHOLIC RESPONSIBLE INVESTMENTS FUNDS

By:	/s/ Michael G. Beattie
Name:	Michael G. Beattie
Title:	President

SCHEDULE A

to the

SUBADVISORY AGREEMENT

dated June 28, 2024, between

CATHOLIC RESPONSIBLE INVESTMENTS FUNDS

and

Loomis, Sayles & Company, L.P.

The Adviser shall pay to the Subadviser as compensation for the Subadviser’s services rendered, a fee, computed daily at an annual rate based on the average daily net assets of the respective Fund as may be allocated by the Adviser to the Subadviser from time to time in accordance with the following fee schedule:

Fund	Rate
Catholic Responsible Investment Funds Bond Fund	[REDACTED]

EXHIBIT E

Investment Sub-Advisory Agreement between Christian Brothers Investment Services, Inc. and Parametric Portfolio Associates LLC, relating to the Catholic Responsible Investments International Small-Cap Fund

SUBADVISORY AGREEMENT

SUBADVISORY AGREEMENT (the “Agreement”) made as of this 28th day of June, 2024, by and between Christian Brothers Investment Services, Inc. (the “Adviser”), an Illinois corporation with its principal place of business at 125 S. Wacker Drive, Suite 2400, Chicago, IL 60606,, and Parametric Portfolio Associates LLC (the “Subadviser”), a Delaware limited liability company, with the Subadviser’s principal place of business at 800 Fifth Avenue, Suite 2800, Seattle, WA 98104.

W I T N E S S E T H

WHEREAS, pursuant to authority granted to the Adviser by the Board of Trustees (the “Board”) of Catholic Responsible Investments Funds (the “Trust”), a Delaware statutory trust registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), on behalf of the series set forth on Schedule A to this Agreement (each, a “Fund,” and, collectively, the “Funds”), and pursuant to the provisions of the Investment Advisory Agreement, dated as of November 17, 2021, by and between the Adviser and the Trust (the “Management Agreement”), the Adviser has selected the Subadviser to act as sub-investment adviser of each Fund and to provide certain related services, as more fully set forth below, and to perform these services under the terms and conditions hereinafter set forth; and

WHEREAS, each of the Adviser and the Subadviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Management Agreement contemplates that the Adviser may appoint a subadviser to perform some or all of the services for which the Adviser is responsible thereunder; and

WHEREAS, the Subadviser is willing to furnish these services to the Adviser and each Fund listed in Schedule A to this Agreement, as said Schedule may be amended from time to time upon mutual agreement of the parties.

NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the parties do hereby agree as follows:

15.	The Subadviser’s Services.

(a)       Discretionary Investment Management Services. The Subadviser shall act as sub-investment adviser with respect to each Fund in regard to those Fund assets as may be allocated by the Adviser to the Subadviser (the “Assets”). In said capacity, the Subadviser, subject to the oversight of the Adviser and the Board, regularly shall provide the Fund with investment research, advice, and supervision and shall furnish continuously an investment program, consistent with the investment objectives and policies of the Fund. The Subadviser shall determine, from time to time, what securities shall be purchased for the Fund, what securities shall be held or sold by the Fund, and what portion of the Fund’s assets shall be held uninvested in cash, subject always to the provisions of the Trust’s Agreement and Declaration of Trust, the Trust’s By-Laws, and the Trust’s registration statement on Form N-1A (the “Registration Statement”) under the 1940 Act, and under the Securities Act of 1933, as amended (the “1933 Act”), covering Fund shares, as filed with the Securities and Exchange Commission (the “Commission”), and to the investment objectives, policies, and restrictions of the Fund, as each of the same from time to time shall be in effect. To carry out these obligations, the Subadviser shall exercise full discretion and act for the Fund in the same manner and with the same force and effect as the Fund itself might or could do with respect to purchases, sales, or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of said purchases, sales, or other transactions. No reference in this Agreement to the Subadviser having full discretionary authority over the Fund’s investments in any way shall limit the right of either the Adviser or the Board, in either the Adviser’s or the Board’s respective sole discretion, to establish or revise policies in connection with the management of the Fund’s assets or to otherwise exercise either the Adviser’s or the Board’s respective right to control the overall management of the Fund’s assets. As applicable and appropriate, and without limiting the generality of the foregoing, the Subadviser has the authority to enter into clearing agreements with futures commission merchants, trading agreements on behalf of the Fund, to adhere on the Fund’s behalf to the applicable International Swaps & Derivatives Association (“ISDA”) over-the-counter (“OTC”) derivatives transaction protocols and to enter into client agency agreements or other documents that may be required to effect OTC derivatives transaction through swap execution facilities (i.e., “SEFs”).

(b)       Compliance. The Subadviser agrees, as it pertains to the Assets, to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940, as amended (the “Advisers Act”), the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Commodity Exchange Act , as amended (the “CEA”) and the respective rules and regulations thereunder, as applicable, the Internal Revenue Code of 1986 (the “Code”), as well as with all other applicable federal and state laws, rules, regulations, and case law that relate to the services and relationships described hereunder and to the conduct of the Subadviser’s business as a registered investment adviser. The Subadviser also agrees, with respect to the Assets, to comply with the objectives, policies, and restrictions set forth in the Registration Statement, as amended or supplemented, of each Fund, and with any policies, guidelines, instructions, and procedures approved by the Board or the Adviser and provided to the Subadviser (collectively the “Fund Documents”). In selecting the Fund’s portfolio securities and performing the Subadviser’s obligations hereunder, the Subadviser shall make reasonable efforts to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company to the extent possible while adhering to the Fund Documents and the guidelines agreed upon between the Adviser and the Subadviser for the management of the Assets allocated to the Subadviser. The Subadviser shall maintain compliance procedures that the Subadviser reasonably believes are adequate to ensure the compliance with the foregoing. No supervisory activity undertaken by the Adviser or by the Board shall limit the Subadviser’s full responsibility for any of the foregoing.

(c)        Proxy Voting.

Pursuant to Board authority, the Adviser has the delegated authority to determine how proxies with respect to securities that are held by each Fund shall be voted. The Adviser, and not the Sub-Adviser, is responsible for voting proxies for the Fund.

The Sub-Adviser promptly shall forward to the Adviser any information or documents necessary for the Adviser to exercise the Adviser’s proxy voting responsibilities.

For the avoidance of doubt, the Sub-Adviser shall not be responsible for filing shareholder resolutions or engaging in corporate dialogues with respect to companies held in a Fund’s portfolio in furtherance of Adviser’s Commitment to Catholic Responsible Investments.

(d)       Recordkeeping. The Subadviser shall not be responsible for the provision of administrative, bookkeeping, or accounting services to each Fund, except as otherwise provided herein or as may be necessary for the Subadviser to supply to the Adviser, the Trust, or the Trust’s Board the information required to be supplied under this Agreement.

The Subadviser shall maintain separate books and detailed records of all matters pertaining to the Fund’s Assets advised by the Subadviser required by Rule 31a-1 under the 1940 Act (other than those records being maintained by the Adviser, or any administrator, custodian, or transfer agent appointed by the Trust) relating to the Subadviser’s responsibilities provided hereunder with respect to the Fund, and shall preserve said records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act (hereinafter, the “Fund Books and Records”). The Fund Books and Records shall be available to the Adviser and the Board at any time upon request, shall be delivered to the Trust upon the termination of this Agreement, and shall be available without undue delay during any day the Trust is open for business.

(e)       Holdings Information and Pricing. The Subadviser shall provide regular reports regarding each Fund’s holdings, and, on the Subadviser’s own initiative, may furnish the Adviser, the Trust, and the Trust’s Board from time to time with whatever information the Subadviser believes is appropriate for this purpose. With regard to the Assets it manages for the Fund, the Subadviser agrees to notify the Adviser promptly if the Subadviser reasonably believes that the value of any security that may lack a readily ascertainable market value held by the Fund may not reflect fair value. The Subadviser agrees to provide, upon request, any pricing information of which the Subadviser is aware to the Adviser, Trust, the Trust’s Board, and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust’s valuation procedures for the purpose of calculating the Fund’s net asset value in accordance with procedures and methods established by the Board.

(f)       Cooperation With Agents of the Adviser and the Trust. The Subadviser agrees to cooperate with and provide reasonable assistance to the Adviser, the Trust, any Trust custodian or foreign sub-custodians, any Trust pricing agents, and all other agents and representatives of the Adviser and the Trust with respect to such information regarding each Fund as said entities reasonably may request from time to time in the performance of said entities’ obligations, to provide prompt responses to reasonable requests made by said persons, and to establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

(g)       Consultation With Other Subadvisers. In performance of the Subadviser’s duties and obligations under this Agreement, the Subadviser shall not consult with any other subadviser to a Fund or a subadviser to a portfolio that is under common control with the Fund concerning transactions for the Fund, except as permitted by the policies and procedures of the Fund. The Subadviser shall not provide investment advice to any assets of the Fund other than the Assets managed by the Subadviser.

16.	Code of Ethics.

The Subadviser has adopted a written code of ethics (“Code of Ethics”) that the Subadviser reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act (“Rule 17j-1”), which the Subadviser has provided to the Adviser and the Trust. The Subadviser shall ensure that the Subadviser’s “Access Persons” (as that term is defined in the Subadviser’s Code of Ethics) comply in all material respects with the Subadviser’s Code of Ethics, as in effect from time to time. Upon request, the Subadviser shall provide the Adviser and the Trust with (i) a copy of the Subadviser’s current Code of Ethics, as in effect from time to time, and (ii) a certification that the Subadviser has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Subadviser’s Code of Ethics. Annually, the Subadviser shall furnish a written report to the Adviser and the Trust’s Board concerning the Subadviser’s Code of Ethics, which annual report shall comply with the requirements of Rule 17j-1. The Subadviser shall respond to requests for information from the Adviser and the Trust as to violations of the Code of Ethics by Access Persons and the sanctions imposed by the Subadviser. The Subadviser shall immediately notify the Adviser and the Trust of any material violation of the Code of Ethics that relates to a security held within the Assets of the Fund. The Subadviser shall notify the Adviser and the Trust as part of its quarterly reporting of any material violation of the Code by the Subadviser unrelated to a security held within the Assets of the Fund.

17.	Information and Reporting.

The Subadviser shall provide the Adviser, the Trust, and the Adviser’s and the Trust’s respective officers with such periodic reports concerning the obligations that the Subadviser has assumed under this Agreement as the Adviser and the Trust from time to time reasonably may request.

(a)       Notification of Breach / Compliance Reports. The Subadviser shall notify the Trust’s Chief Compliance Officer and Adviser’s Chief Compliance Officer immediately upon detection of (i) any material failure to manage a Fund in accordance with the Fund’s investment objectives and policies, the Fund Documents or any applicable law; as it relates to the Assets it manages for the Fund or (ii) a material breach of this Agreement by the Subadviser. In addition, the Subadviser shall provide a quarterly report regarding the Subadviser’s compliance with the Fund Documents as it relates to the Assets it manages for the Fund and the Adviser’s policies, guidelines, or procedures as applicable to the Subadviser’s obligations under this Agreement. The Subadviser acknowledges and agrees that the Adviser, in the Adviser’s discretion, may provide these quarterly compliance certifications to the Board. The Subadviser agrees to correct any said failure promptly and to take any action that the Board and/or the Adviser reasonably may request in connection with any said breach. Upon request, the Subadviser also shall provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act of 2002, as amended. The Subadviser, to the extent permitted under applicable law, promptly shall notify the Trust and the Adviser in the event that: (i) the Subadviser is served or otherwise receives notice of any action, suit, proceeding, inquiry, or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund’s ownership of shares in the defendant) or the compliance by the Subadviser with the federal or state securities laws that could reasonably be expected to have a material effect upon the services provided by the Subadviser hereunder, provided, however, that to the extent the foregoing information is required to be publicly disclosed pursuant to Regulation FD, such information has first been so publicly disclosed by Subadviser or its parent or (ii) an actual change in control of the Subadviser resulting in an “assignment” (as that term is defined in the 1940 Act) has occurred or otherwise is proposed to occur.

(b)       Inspection. Upon reasonable request, the Subadviser agrees to make the Subadviser’s records and premises (including the availability of the Subadviser’s employees for interviews) -- to the extent that these records relate to the conduct of services provided to each Fund or the Subadviser’s conduct of the Subadviser’s business as an investment adviser -- reasonably available for compliance audits by the Adviser and/or the Trust’s officers, employees, accountants, or counsel; in this regard, the Trust and the Adviser acknowledge that the Subadviser shall have no obligation to make available proprietary information unrelated to the services provided by the Subadviser to the Fund or any information related to other clients of the Subadviser. Notwithstanding the foregoing, Subadviser agrees to comply with reasonable requests for information necessary for the Trust and the Adviser to confirm the absence of any conflict of interest and compliance with any laws, rules, or regulations in the Subadviser’s management of the Fund.

(c)       Board and Filings Information. The Subadviser shall provide the Adviser and the Trust with any information reasonably requested regarding the Subadviser’s management of each Fund required for any meeting of the Board, or for any shareholder report, Form N-CSR, Form N-PX, Form N-CEN, Form N-PORT, amended registration statement, proxy statement, or prospectus supplement to be filed by the Trust with the Commission. The Subadviser shall make the Subadviser’s officers and employees available to meet with the Board from time to time on due notice to review the Subadviser’s investment management services to the Fund in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

(d)       Transaction Information. The Subadviser shall furnish to the Adviser and the Trust such information concerning portfolio transactions as may be necessary to enable the Adviser, the Trust, or the Adviser’s or the Trust’s respective designated agents to perform such compliance testing on each Fund and the Subadviser’s services as the Adviser and the Trust, in the Adviser’s or the Trust’s respective sole discretion, may determine to be appropriate. The provision of said information by the Subadviser to the Adviser, the Trust, or the Adviser’s or the Trust’s respective designated agents in no way relieves the Subadviser of the Subadviser’s own responsibilities under this Agreement.

18.	Brokerage.

(a)       Principal Transactions. In connection with purchases or sales of securities for the account of a Fund, neither the Subadviser nor any of the Subadviser’s affiliates, directors, officers, or employees shall act as a principal or agent or receive any commission except as permitted by the 1940 Act.

(b)       Placement of Orders. The Subadviser shall arrange for the placing of all orders for the purchase and sale of securities for each Fund’s account with brokers or dealers selected by the Subadviser. The Subadviser shall place these orders with or through such persons, brokers, or dealers chosen by the Subadviser to carry out the policy with respect to brokerage set forth in the Fund’s Prospectus or as the Board or the Adviser may direct in writing from time to time, in conformity with all federal securities laws and subject to the provisions of Section 4 of this Agreement.

(c)       Best Execution. In executing Fund transactions and selecting brokers or dealers, the Subadviser is directed at all times to use the Subadviser’s best efforts to seek on behalf of each Fund the most-favorable execution, net price, and best overall terms available under the circumstances. In assessing the best overall terms available for any transaction, the Subadviser shall consider all factors that the Subadviser deems relevant, including, among other factors, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The Subadviser shall have the express authority to negotiate, open, continue, and terminate brokerage accounts and other trading arrangements with respect to all portfolio transactions entered into by the Subadviser for a Fund.

(d)       Access To Brokerage and Research. It also is understood that it is desirable for each Fund that the Subadviser has access to brokerage and research services provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers, consistent with Section 28(e) of the 1934 Act and any Commission staff interpretations thereof. The Subadviser, therefore, is authorized to place orders for the purchase and sale of securities for the Fund with these brokers, subject to review by the Adviser and the Board from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by these brokers may be useful to the Subadviser in connection with the Subadviser’s or the Subadviser’s affiliates’ services to other clients.

In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Subadviser, therefore, also may consider the “brokerage and research services” provided (as this term is defined in Section 28(e) of the 1934 Act). Consistent with any guidelines established by the Board and Section 28(e) of the 1934 Act, the Subadviser is authorized to pay to a broker or dealer who provides said brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Subadviser in good faith determines that this commission was reasonable in relation to the value of the brokerage and research services provided by the broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Subadviser to the Subadviser’s discretionary clients, including the Funds.

(e)       Affiliated Brokers. The Subadviser or any of the Subadviser’s affiliates may act as broker in connection with the purchase or sale of securities or other investments for a Fund, subject to: (a) the requirement that the Subadviser seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in the Fund’s current Registration Statement; (b) the provisions of the 1940 Act; (c) the provisions of the Advisers Act; (d) the provisions of the 1934 Act; and (e) other provisions of applicable law. These brokerage services are not within the scope of the duties of the Subadviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Subadviser or the Subadviser’s affiliates may receive brokerage commissions, fees, or other remuneration from a Fund for these services in addition to the Subadviser’s fees for services under this Agreement.

(f)       Aggregated Transactions. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable law and regulations, may aggregate the order for securities to be sold or purchased. In said event, the Subadviser shall allocate securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, in the manner the Subadviser reasonably considers to be equitable and consistent with the Subadviser’s fiduciary obligations to the Fund and to such other clients under the circumstances.

(g)       Reporting of Transactions. The Subadviser shall provide each Fund’s custodian on each business day with information relating to all transactions concerning the Assets and shall provide the Adviser with such information upon request of the Adviser and shall otherwise cooperate with and provide reasonable assistance to the Adviser, the Trust’s administrator, the Trust’s custodians and foreign custodians, the Trust’s transfer agent and pricing agents, and all other agents and representatives of the Trust.

19.	Custody.

Nothing in this Agreement shall permit the Subadviser to take or receive physical possession of cash, securities, or other investments of a Fund.

20.	Allocation of Charges and Expenses.

The Subadviser shall bear the Subadviser’s own costs of providing services hereunder. Other than as herein specifically indicated, the Subadviser shall not be responsible for a Fund’s or the Adviser’s expenses, including brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments.

21.	Representations, Warranties, and Covenants.

(a)       Properly Registered. The Subadviser is registered as an investment adviser under the Advisers Act, and as a commodity trading adviser with the Commodity Futures Trading Commission and is a member of the National Futures Association and shall remain so registered for the duration of this Agreement. The Subadviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and, to the best knowledge of the Subadviser, there is no proceeding or investigation that reasonably is likely to result in the Subadviser being prohibited from performing the services contemplated by this Agreement. The Subadviser agrees promptly to notify the Trust of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser to an investment company registered under the 1940 Act. The Subadviser is in compliance in all material respects with all applicable federal and state law in connection with the Subadviser’s investment management operations.

The Adviser represents that the Fund meets one of the following prongs: (1) it is not a “commodity pool” as such term is defined under the CEA and relevant CFTC guidance and has informed Parametric; (2) it is a commodity pool, the operator of the commodity pool is appropriately registered with the CFTC and is a member of the NFA, and the Fund has provided Parametric with the NFA identification numbers for both the Fund and the pool operator; or (3) it is exempt or excluded from registration as a commodity pool, has taken all required actions to claim and maintain its exempted or excluded status, and has provided Subadviser with its basis for such exemption or exclusion;

(b)       ADV Disclosure. The Subadviser has provided the Adviser and the Trust with a copy of Part 2 of the Subadviser’s Form ADV and will promptly provide the Adviser and the Trust with a complete copy of all subsequent material amendments to its Form ADV Part 2 Advisor hereby agrees that any subsequent deliveries of Subadviser’s Form ADV Part 2 or any amendments thereto may be sent to Advisor via electronic delivery, including, but not limited to, delivery via an electronic web portal.

The Adviser represents that the information contained in the Adviser’s Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which said statements were made, not misleading.

(c)       Fund Disclosure Documents. The Subadviser has reviewed, and in the future, upon delivery to the Subadviser, shall review, relevant sections of the Registration Statement, summary prospectus, prospectus, statement of additional information, (including any amendment, supplement, or sticker to any of the foregoing) and advertising and sales material relating to the Subadviser and its activities under this Agreement (collectively the “Disclosure Documents”), and represents and warrants that, as it pertains to the Subadviser, said Disclosure Documents contain or shall contain no untrue statement of any material fact and do not and shall not omit any statement of material fact required to be stated therein or necessary to make the statements therein not misleading.

(d)       Use of the Name “Catholic Responsible Investments”. Subject to the terms set forth in Section 8(a) of this Agreement, the Subadviser has the right to use the name “Catholic Responsible Investments” in connection with the Subadviser’s services to the Trust, and the Trust shall have the right to use the name “Parametric Portfolio Associates LLC” in connection with the management and operation of each Fund until this Agreement is terminated as set forth herein. The Advisor is not aware of any threatened or existing actions, claims, litigation, or proceedings that adversely would affect or prejudice the rights of the Subadviser or the Trust to use the names “Catholic Responsible Investments” and “Parametric Portfolio Associates LLC.”

(e)       Insurance. The Subadviser maintains errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Trust: (i) of any material changes in the Subadviser’s insurance policies or insurance coverage through quarterly reporting; (ii) promptly, if any material claims will be made on the Subadviser’s insurance policies that relate to the services provided hereunder or impact the Adviser or the Fund; or (iii) through quarterly reporting if any material claims will be made on the Subadviser’s insurance policies other than those described in (e)(ii). Furthermore, the Subadviser, upon reasonable request, shall provide the Trust with any information that the Subadviser reasonably may require concerning the amount of or scope of said insurance.

(f)       No Detrimental Agreement. The Subadviser represents and warrants that the Subadviser has no arrangement or understanding with any party, other than the Adviser and the Trust, that would influence the decision of the Subadviser with respect to the Subadviser’s selection of securities for a Fund, and that all selections shall be done in accordance with what is in the best interest of the Fund.

(g)       Conflicts. The Subadviser shall act honestly, in good faith, and in the best interests of the Trust, including requiring any of the Subadviser’s personnel with knowledge of Fund activities to place the interest of each Fund first, ahead of said personnel’s own interests, in all personal trading scenarios that may involve a conflict of interest with the Fund, consistent with the Subadviser’s fiduciary duties under applicable law.

(h)       Compliance Program of the Subadviser. The Subadviser represents and warrants that: (a) in accordance with Rule 206(4)-7 under the Advisers Act, the Subadviser has adopted and implemented and shall maintain written policies and procedures reasonably designed to prevent violation by the Subadviser and the Subadviser’s supervised persons (as this term is defined in the Advisers Act) of the Advisers Act and the rules that the Commission has adopted under the Advisers Act; and (b) to the extent that the Subadviser’s activities or services reasonably could be expected materially to affect a Fund, the Subadviser has adopted and implemented and shall maintain written policies and procedures as it relates to services provided to the Funds and that the Trust’s chief compliance officer has agreed is reasonably designed to prevent violation of the “federal securities laws” (as this term is defined in Rule 38a-1 under the 1940 Act) by the Funds and the Subadviser (the policies and procedures referred to in this Section 7(h) are referred to herein as the Subadviser’s “Compliance Program”).

(i) Further Representations of the Adviser. The Fund has established and implemented policies, procedures, and internal controls that are reasonably designed to comply with applicable anti-corruption, sanctions, anti-tax evasion and anti-money laundering laws, rules and regulations and hereby represents as follows:

(i) The Fund shall not cause the Subadviser, or any of its affiliates, to be in violation of applicable U.S. or non-U.S. anti-money laundering laws, regulations and orders, as or hereafter in force, including the United States Bank Secrecy Act, the United States Money Laundering Control Act of 1986 or the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (“USA PATRIOT”) Act of 2001;

(ii) the Fund shall not use this Agreement or any other services described herein, or permit any such services to be used, for the direct or indirect benefit of any government, individual or entity that is (A) the subject of any financial sanctions or other restrictive measures issued, administered or enforced by any of the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”), the U.S. Department of State, the United Nations Security Council, the Council of the European Union, His Majesty’s Treasury (United Kingdom), and the relevant sanctions authorities in Fund’ home jurisdiction and each jurisdiction in which the services described herein shall be provided (collectively, “Sanctions”); or (B) located, resident or organized in any country, territory or region that is the subject of comprehensive territorial sanctions (currently, Crimea, the so-called People’s Republic of Donetsk, the so-called People’s Republic of Luhansk, Cuba, Iran, North Korea, and Syria) (each a “Sanctioned Jurisdiction”);

(iii) neither the Fund nor any of its subsidiaries, affiliates, directors, officers, employees, agents or representatives is an individual or entity (“Person”) that is, or is owned or controlled by one or more Persons that are (A) the target of any Sanctions; or (B) located, organized or resident in a Sanctioned Jurisdiction;

(iv) the Fund (A) is and has acted in compliance with all applicable tax laws and tax reporting obligations, including laws in relation to tax evasion and tax fraud; (B) will not, through any act or omission, knowingly facilitate a third party in engaging in any form of tax evasion or tax fraud, or otherwise engage in any activity, practice or conduct that would constitute a tax evasion facilitation offense under anti-facilitation of tax evasion laws (including, without limitation, the Criminal Finances Act of 2017); and (C) has implemented and maintains policies and procedures reasonably designed to promote and achieve compliance with (A) and (B) above;

(v) without limiting the generality of the foregoing, in connection with the performance of the services hereunder, the Fund has not and will not engage in any act or practice that would, directly or indirectly, contravene any applicable anti-money laundering, sanctions, anti-tax evasion or anti-corruption laws, rules or regulations, or any similar statute applicable in any jurisdiction in which Fund engages in any activity, that prohibits tax evasion, bribery, money laundering or payments to public officials, including, without limitation, any policies of any governmental or quasi-governmental agency implementing or enforcing the foregoing; and

(vi) if at any time it is discovered that the representations made in this Section 12(n) are incorrect, or if otherwise required by applicable law, the Subadviser, in its sole discretion, shall be entitled to undertake appropriate and reasonable actions to ensure compliance with applicable law.

The Fund is not a “covered fund” as such term is defined in Section 13 of the U.S. Bank Holding Company Act of 1956 (the “Volcker Rule”) and the final regulations promulgated thereunder, or qualifies for an exclusion or exemption from the definition of “covered fund” thereunder.

(j)       Representations. The representations and warranties in this Section 7 shall be deemed to be made on the date that this Agreement is executed and at the time of delivery of the quarterly compliance report required by Section 3(a) of this Agreement, whether or not specifically referenced in said report.

8.	Use of Names.

(a)       The Name “Catholic Responsible Investments”. The Adviser grants to the Subadviser a sub-license to use the name “Catholic Responsible Investments” (the “Name”). The foregoing authorization by the Adviser to the Subadviser to use the Name is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the Name; the Subadviser acknowledges and agrees that, as between the Subadviser and the Adviser, the Adviser has the right to use, or authorize others to use, the Name. The Subadviser shall use the Name only in a manner consistent with uses approved by the Adviser. Notwithstanding the foregoing, neither the Subadviser nor any affiliate or agent of the subadviser shall make reference to or use the Name or any of Adviser’s respective affiliates or clients names without the prior approval of Adviser, which approval shall not be unreasonably withheld or delayed; provided, that the Subadviser is authorized to disclose the Name and the Adviser’s and each Fund’s identities as clients of the Subadviser in any representative client list prepared by the Subadviser for use in marketing materials. The Subadviser hereby agrees to make all reasonable efforts to cause any affiliate or agent of the Subadviser to satisfy the foregoing obligation in connection with any services said affiliates or agents provide to the Subadviser or to a Fund under this Agreement. The Adviser has obtained all licenses and permissions necessary for the Subadviser to use any index data provided to the Subadviser by the Adviser or Adviser’s agent under this Agreement and the Subadviser is not required to obtain any said licenses or permissions itself.

The Trust grants to the Subadviser a sub-license to use a Fund’s name or the Funds’ names (collectively, a “Fund Name”). The foregoing authorization by the Trust to the Subadviser to use a Fund Name is not exclusive of the right of the Adviser itself to use, or to authorize others to use, a Fund Name. The Subadviser shall use a Fund Name only in a manner consistent with uses approved by the Trust. The Subadviser hereby agrees to make all reasonable efforts to cause any affiliate or agent of the Subadviser to satisfy the foregoing obligation in connection with any services said affiliates or agents provide to the Subadviser or to a Fund under this Agreement.

(b)        The Name “Parametric Portfolio Associates LLC”. The Subadviser grants to the Adviser and Trust a sub-license to use the name “Parametric Portfolio Associates LLC” (the “Subadviser Name”) in connection with the Funds. The foregoing authorization by the Subadviser to the Adviser to use the Subadviser Name is not exclusive of the right of the Subadviser itself to use, or to authorize others to use, the Subadviser Name; the Adviser acknowledges and agrees that, as between the Adviser and the Subadviser, the Subadviser has the right to use, or authorize others to use, the Subadviser Name. The Adviser shall use the Subadviser Name only in a manner consistent with uses approved by the Subadviser. Notwithstanding the foregoing, neither the Adviser nor any affiliate or agent of the Adviser shall make reference to or use the Subadviser Name or any of the Subdviser’s respective affiliates or clients names without the prior approval of the Subadviser, which approval shall not be unreasonably withheld or delayed. The Adviser hereby agrees to make all reasonable efforts to cause the Trust and any affiliate or agent of the Adviser to satisfy the foregoing obligation. The sub-license granted herein in regard to a Fund shall terminate in the event that the Subadviser no longer is a subadviser to the Fund.

9.	Subadviser’s Compensation.

The Adviser shall pay to the Subadviser, as compensation for the Subadviser’s services hereunder, a fee, determined as described in Schedule A that is attached hereto and made a part hereof. Said fee shall be computed daily and paid not less than monthly in arrears by the Adviser. A Fund shall have no responsibility for any fee payable to the Subadviser.

The Subadviser shall be compensated based on the portion of Fund Assets allocated to the Subadviser by the Adviser. The method for determining net assets of a Fund for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of Fund shares as described in the Fund’s prospectus. In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in said month.

10.	Independent Contractor.

In the performance of the Subadviser’s duties hereunder, the Subadviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent a Fund, the Trust, or the Adviser in any way or otherwise be deemed to be an agent of the Fund, the Trust, or the Adviser. If any occasion should arise in which the Subadviser gives any advice to the Subadviser’s clients concerning the shares of a Fund, the Subadviser shall act solely as investment counsel for said clients and not in any way on behalf of the Fund.

11.	Assignment and Amendments.

This Agreement automatically shall terminate, without the payment of any penalty, either: (i) in the event of the Agreement’s “assignment” (as that term is defined in Section 2(a)(4) of the 1940 Act); or (ii) in the event of the termination of the Management Agreement; provided, that said termination shall not relieve the Adviser or the Subadviser of any liability incurred hereunder.

This Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

12.	Duration and Termination.

This Agreement shall become effective as of the date executed and shall remain in full force and effect continually thereafter, subject to renewal as provided in Section 12(c) hereof and unless terminated automatically as set forth in Section 11 hereof or until terminated as follows:

(p)       The Trust may cause this Agreement to terminate either (i) by vote of the Trust’s Board or (ii) with respect to a Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund; or

(q)       The Adviser at any time may terminate this Agreement by not more than sixty (60) days’ nor less than thirty (30) days’ written notice delivered or mailed by registered mail, postage prepaid, to the Subadviser and the Trust; or

(r)       The Subadviser at any time may terminate this Agreement by not more than sixty (60) days’ nor less than thirty (30) days’ written notice delivered or mailed by registered mail, postage prepaid, to the Adviser and the Trust; or

(s)       This Agreement automatically shall terminate two (2) years from the date of the Agreement’s execution unless the Agreement’s renewal specifically is approved at least annually thereafter by: (i) a majority vote of the Trustees, including a majority vote of said Trustees who are not interested persons of the Trust, the Adviser, or the Subadviser, at a meeting called for the purpose of voting on said approval; or (ii) the vote of a majority of the outstanding voting securities of the Fund; provided, however, that, if the continuance of this Agreement is submitted to the shareholders of the Fund for the shareholders’ approval and said shareholders fail to approve said continuance of this Agreement as provided herein, the Subadviser may continue to serve hereunder as to the Fund in a manner consistent with the 1940 Act and the rules and regulations thereunder; and

(t)        Termination of this Agreement pursuant to this Section shall be without payment of any penalty.

In the event of termination of this Agreement for any reason, the Subadviser, immediately upon receipt of notice of termination or on such later date as may be specified in said notice, shall cease all activity on behalf of a Fund and with respect to any of the Fund’s Assets, except as expressly reasonably directed by the Adviser or as otherwise required by any fiduciary duties of the Subadviser under applicable law. In addition, the Subadviser shall deliver the Fund’s Books and Records to the Adviser and the Trust by such means and in accordance with such schedule as the Adviser and the Trust, respectively, shall direct and otherwise shall cooperate, as reasonably directed by the Adviser and the Trust, in the transition of portfolio asset management to any successor of the Subadviser, including the Adviser.

13.	Certain Definitions.

For the purposes of this Agreement:

(a)       “Affirmative vote of a majority of the outstanding voting securities of the Fund” shall have the meaning as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

(b)       “Interested persons” and “Assignment” shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

14.	Liability of the Subadviser.

(a)       The Subadviser shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of statements provided by the Subadviser in a Fund’s Disclosure Documents relating to the Subadviser and the Subadviser’s affiliates, the Fund’s investment strategies and related risks, and other information supplied by the Subadviser for inclusion therein.

(b)       The Subadviser shall be liable to a Fund for any loss (including transaction costs) incurred by the Fund as a result of any investment or trade error made by the Subadviser in contravention of: (i) any investment policy, guideline, or restriction set forth in the Registration Statement or as approved by the Board from time to time and provided to the Subadviser; or (ii) applicable law, including, but not limited to, the 1940 Act and the Code with regard to the Assets managed by the Subadviser (the investments described in this subsection (b) collectively are referred to as “Improper Investments”). For the avoidance of doubt, Improper Investments exclude investments made in accordance with the Fund Documents and the agreed upon investment guidelines between the Adviser and Subadviser, that may otherwise violate Subchapter M and the diversification requirements of the 1940 Act.

(c)       The Subadviser shall indemnify and hold harmless the Trust, each affiliated person of the Trust within the meaning of Section 2(a)(3) of the 1940 Act, and each person who controls the Trust within the meaning of Section 15 of the 1933 Act (any said person, an “Indemnified Party”) against any and all losses, claims, damages, expenses, or liabilities (including the reasonable cost of investigating and defending any alleged loss, claim, damage, expense, or liability and reasonable external counsel fees incurred in connection therewith) to which any said person may become subject under the 1933 Act, the 1934 Act, the 1940 Act, or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages, expenses, or liabilities (or actions in respect thereof) arise out of or are based upon: (i) a material breach by the Subadviser of this Agreement or of the representations and warranties made by the Subadviser herein; (ii) any Improper Investment; (iii) any untrue statement of a material fact by the Subadviser contained in any Disclosure Document relating to the Subadviser and the Subadviser’s affiliates, each Fund’s investment strategies and related risks, and other information supplied by Subadviser for inclusion therein, or the omission by the Subadviser from a Disclosure Document of a material fact regarding the Subadviser or the Subadviser’s investment program required to be stated therein or necessary to make the statements therein not misleading; or (iv) except as otherwise provided in this Agreement, the Sub-Adviser’s performance or non-performance of the Sub-Adviser’s duties hereunder where the Sub-Adviser acted with willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties hereunder in such performance or non-performance; provided, however, that nothing herein shall be deemed to protect any Indemnified Party who is a Trustee or officer of the Trust against any liability to the Trust or to the Trust’s shareholders to which said Indemnified Party otherwise would be subject by reason or willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of said person’s office with the Trust.

(d)       The Adviser shall indemnify and hold harmless the Subadviser, each affiliated person of the Subadviser within the meaning of Section 2(a)(3) of the 1940 Act, and each person who controls the Subadviser within the meaning of Section 15 of the 1933 Act (any said person, a “Subadvisor Indemnified Party”) against any and all losses, claims, damages, expenses, or liabilities (including the reasonable cost of investigating and defending any alleged loss, claim, damage, expense, or liability and reasonable counsel fees incurred in connection therewith) to which any said person may become subject under the 1933 Act, the 1934 Act, the 1940 Act, or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages, expenses, or liabilities (or actions in respect thereof) arise out of or are based upon: (i) a material breach by the Adviser of this Agreement or of the representations and warranties made by the Adviser herein; (ii) as a result of the Adviser’s willful misfeasance, bad faith, negligence, reckless disregard of its duties hereunder or violation of applicable law; provided, however, that nothing herein shall be deemed to protect any Subadvisor Indemnified Party for any liability or expenses which may be sustained as a result of such person’s willful misfeasance, bad faith, negligence, or reckless disregard of its duties hereunder.

15.	Confidentiality.

(s)       From time to time, a party may disclose, exchange, or make available, the party’s “Confidential Information” (as that term is defined below) to the other parties. For purposes of this Agreement, “Confidential Information” shall mean any information, data, or materials pertaining to a party’s (“Discloser”) or the party’s affiliates’ or subsidiaries’ business, financial, or internal plans or affairs, regardless of form of communication (whether oral, in hard copy, electronic, or any other medium whatsoever), and whether furnished before, on, or after the date of this Agreement, that is not currently available to the general public, and for which the owning party derives actual or potential value from said unavailability.

(t)       Confidential Information shall NOT include: (a) any information that is or becomes generally available to the public through no breach of this Agreement by recipient (“Recipient”); (b) any information that is disclosed to Recipient on a non-confidential basis by a third party who, to Recipient’s knowledge after due inquiry, has legitimate possession thereof and the unrestricted right to make this disclosure; and (c) any information developed by Recipient independently of, and without reference to, any Confidential Information disclosed by Discloser to Recipient.

(u)       Recipient acknowledges that any Confidential Information provided by Discloser shall be used by Recipient solely for purposes related to the Agreement, and, except as provided in a subsequent written agreement between the parties, the provision of Confidential Information shall not be construed as creating any express or implied license to develop or otherwise use the Confidential Information in any manner. Recipient agrees: (i) to take reasonable steps to safeguard the Confidential Information from theft, piracy, or unauthorized access, and to hold the Confidential Information in strict confidence and secrecy using at least the same level of care and protection against disclosure as Recipient uses in protecting Recipient’s own confidential and proprietary information; (ii) not to use the Confidential Information for any purpose other than those purposes related to this Agreement; (iii) not to reveal or disclose the Confidential Information to any individual, firm, or entity without the prior written consent of Discloser, other than as set forth in (e) below; (iv) to inform third-party recipients of the confidential nature of the Confidential Information; and (v) to disclose Confidential Information to Recipient’s officers, directors, representatives, agents, professional advisers or employees only on a “need-to-know” basis and to inform these individuals of their obligations under this Agreement, taking such steps as may be reasonable in the circumstances, or as may be reasonably requested by Discloser, to prevent any unauthorized disclosure, copying, or use of the Confidential Information. Neither Discloser nor any of Discloser’s officers, directors, employees, or controlling persons make any express or implied representation or warranty as to the completeness and accuracy of any Confidential Information, and Recipient agrees that none of these persons shall have any liability to Recipient or any of Recipient’s representatives and agents relating to or arising from the use of any Confidential Information or for any errors therein or omissions therefrom.

(v)       Recipient acknowledges that any Confidential Information provided pursuant to this Agreement constitutes unique, valuable, and special business of Discloser. Recipient agrees that a violation of any material provision of this Agreement may cause Discloser irreparable injury for which Discloser would have no adequate remedy at law, and agrees that Discloser may be entitled to seek immediate injunctive relief prohibiting said violation, without bond, in addition to any other rights and remedies available to Discloser.

(w)       Neither party shall be liable for disclosure of Confidential Information made to any court of proper jurisdiction, regulatory, self-regulatory, governmental agency or examining authority having jurisdiction over either party and pursuant to subpoena, court order, or other legal process or as otherwise required by law or regulation. Recipient shall provide the Discloser with prompt written notice of said request or requirement for disclosure, unless prevented by applicable law or regulation. If requested, Recipient shall reasonably cooperate at Discloser’s expense in defending against any said court or administrative order.

(x)       It is understood and agreed that regulators having jurisdiction over any of the parties shall have unrestricted access to all books, records, files, and other materials in a party’s possession, including the Confidential Information, and disclosure of the Confidential Information to these persons solely for purposes of supervision or examination may occur without written notice to or authorization from the Discloser.

16.	Enforceability.

Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall be ineffective, as to said jurisdiction, to the extent of said invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

17.	Limitation of Liability.

The parties to this Agreement acknowledge and agree that all liabilities arising hereunder, whether direct or indirect, and of any and every nature whatsoever shall be satisfied solely out of the assets of a Fund and that no Trustee, officer or holder of shares of beneficial interest of the Fund shall be personally liable for any of the foregoing liabilities.

18.	Change In the Adviser’s Ownership.

The Subadviser agrees that the Subadviser shall notify the Trust of any anticipated or otherwise reasonably foreseeable change in the ownership of the Subadviser that could: (i) materially impact the services provided by the Subadviser to a Fund, or (ii) that could result in a change of control under Section 15(a)(4) of the 1940 Act, within a reasonable time prior to said change being effected.

19.	Jurisdiction.

This Agreement shall be governed by and construed in accordance with the substantive laws of the State of Delaware, and the Subadviser consents to the jurisdiction of courts, both state and federal, in Delaware, with respect to any dispute under this Agreement.

20.	Paragraph Headings.

The headings of paragraphs contained in this Agreement are provided for convenience only, form no part of this Agreement, and shall not affect this Agreement’s construction.

21.	Counterparts.

This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OR PARTICIPATION IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS ACCOUNT DOCUMENT.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.

CHRISTIAN BROTHERS INVESTMENT SERVICES, INC.

By:	/s/ Jeffrey A. McCroy
Name:	Jeffrey A. McCroy
Title:	President & CEO

PARAMETRIC PORTFOLIO ASSOCIATES LLC

By:	/s/ Thomas Lee
Name:	Thomas Lee
Title:	Chief Investment Officer

ACKNOWLEDGED & ACCEPTED BY:

CATHOLIC RESPONSIBLE INVESTMENTS FUNDS

By:	/s/ Michael G. Beattie
Name:	Michael G. Beattie
Title:	President

SCHEDULE A

to the

SUBADVISORY AGREEMENT

dated June 28, 2024, between

CATHOLIC RESPONSIBLE INVESTMENTS FUNDS

and

PARAMETRIC PORTFOLIO ASSOCIATES LLC

The Adviser shall pay to the Subadviser as compensation for the Subadviser’s services rendered, a fee, computed daily at an annual rate based on the average daily net assets of the respective Fund as may be allocated by the Adviser to the Subadviser from time to time in accordance with the following fee schedule:

Fund	Rate
CRI INTERNATIONAL SMALL CAP FUND	[REDACTED]

EXHIBIT F

Investment Sub-Advisory Agreement between Christian Brothers Investment Services, Inc. and T. Rowe Price Associates, Inc., relating to the Catholic Responsible Investments Multi-Style US Equity Fund

SUBADVISORY AGREEMENT

SUBADVISORY AGREEMENT (the “Agreement”) made as of this 28th day of June, 2024, by and between Christian Brothers Investment Services, Inc. (the “Adviser”), an Illinois corporation with its principal place of business at 125 S. Wacker Drive, Suite 2400, Chicago, IL 60606, and T. Rowe Price Associates, Inc. (the “Subadviser”), a corporation organized and existing under the laws of the State of Maryland, with the Subadviser’s principal place of business at 100 East Pratt Street, Baltimore, MD 21202.

W I T N E S S E T H

WHEREAS, pursuant to authority granted to the Adviser by the Board of Trustees (the “Board”) of Catholic Responsible Investments Funds (the “Trust”), a Delaware statutory trust registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), on behalf of the series set forth on Schedule A to this Agreement (each, a “Fund,” and, collectively, the “Funds”), and pursuant to the provisions of the Investment Advisory Agreement, dated as of November 17, 2021, by and between the Adviser and the Trust (the “Management Agreement”), the Adviser has selected the Subadviser to act as sub-investment adviser of each Fund and to provide certain related services, as more fully set forth below, and to perform these services under the terms and conditions hereinafter set forth; and

WHEREAS, each of the Adviser and the Subadviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Management Agreement contemplates that the Adviser may appoint a subadviser to perform some or all of the services for which the Adviser is responsible thereunder; and

WHEREAS, the Subadviser is willing to furnish these services to the Adviser and each Fund listed in Schedule A to this Agreement, as said Schedule may be amended from time to time upon mutual agreement of the parties.

NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the parties do hereby agree as follows:

22.	The Subadviser’s Services.

(a)       Discretionary Investment Management Services. The Subadviser shall act as sub-investment adviser with respect to each Fund in regard to those Fund assets as may be allocated by the Adviser to the Subadviser (the “Assets”). In said capacity, the Subadviser, subject to the oversight of the Adviser and the Board, regularly shall provide the Fund with investment research, advice, and supervision and shall furnish continuously an investment program, consistent with the investment objectives and policies of the Fund. The Subadviser shall determine, from time to time, what securities shall be purchased for the Fund, what securities shall be held or sold by the Fund, and what portion of the Fund’s assets shall be held uninvested in cash, subject always to the provisions of the Trust’s Agreement and Declaration of Trust, the Trust’s By-Laws, and the Trust’s registration statement on Form N-1A (the “Registration Statement”) under the 1940 Act, and under the Securities Act of 1933, as amended (the “1933 Act”), covering Fund shares, as filed with the Securities and Exchange Commission (the “Commission”), and to the investment objectives, policies, and restrictions of the Fund, as each of the same from time to time shall be in effect. To carry out these obligations, the Subadviser shall exercise full discretion and act for the Fund in the same manner and with the same force and effect as the Fund itself might or could do with respect to purchases, sales, or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of said purchases, sales, or other transactions. No reference in this Agreement to the Subadviser having full discretionary authority over the Fund’s investments in any way shall limit the right of either the Adviser or the Board, in either the Adviser’s or the Board’s respective sole discretion, to establish or revise policies in connection with the management of the Fund’s assets or to otherwise exercise either the Adviser’s or the Board’s respective right to control the overall management of the Fund’s assets. As applicable and appropriate, and without limiting the generality of the foregoing, the Subadviser has the authority to enter into trading agreements on behalf of the Fund and to adhere on the Fund’s behalf to the applicable International Swaps & Derivatives Association (“ISDA”) over-the-counter (“OTC”) derivatives transaction protocols and to enter into client agency agreements or other documents that may be required to effect OTC derivatives transaction through swap execution facilities (i.e., “SEFs”).

(b)       Compliance. The Subadviser agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940, as amended (the “Advisers Act”), the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Commodity Exchange Act and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules, regulations, and case law that relate to the services and relationships described hereunder and to the conduct of the Subadviser’s business as a registered investment adviser. The Subadviser also agrees to comply with the objectives, policies, and restrictions set forth in the Registration Statement, as amended or supplemented, of each Fund, and with any policies, guidelines, instructions, and procedures approved by the Board or the Adviser and provided to the Subadviser; so long as (i) they do not cause the Subadviser to violate applicable law or regulation and (ii) the Subadviser is provided written notice of them and a reasonable period of time to comply with them. The Subadviser further agrees to manage the investments of the Fund’s Assets in accordance with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company. The Subadviser shall maintain compliance procedures that the Subadviser reasonably believes are adequate to ensure the compliance with the foregoing. No supervisory activity undertaken by the Adviser or by the Board shall limit the Subadviser’s full responsibility for any of the foregoing.

The Subadviser agrees to perform (i) compliance monitoring designed to ensure compliance as set forth in Section 1(b) and (ii) daily compliance testing with respect to the Fund Assets it manages under this Agreement based upon information in its possession or upon information and reasonable written instructions received from the Adviser.

(c)        Proxy Voting. Pursuant to Board authority, the Adviser has the delegated authority to determine how proxies with respect to securities that are held by each Fund shall be voted. The Adviser, and not the Sub-Adviser, is responsible for voting proxies for the Fund.

The Sub-Adviser promptly shall forward to the Adviser any information or documents necessary for the Adviser to exercise the Adviser’s proxy voting responsibilities.

For the avoidance of doubt, the Sub-Adviser shall not be responsible for filing shareholder resolutions or engaging in corporate dialogues with respect to companies held in a Fund’s portfolio in furtherance of Adviser’s Commitment to Catholic Responsible Investments.

(d)       Recordkeeping. The Subadviser shall not be responsible for the provision of administrative, bookkeeping, or accounting services to each Fund, except as otherwise provided herein or as may be necessary for the Subadviser to supply to the Adviser, the Trust, or the Trust’s Board the information required to be supplied under this Agreement.

The Subadviser shall maintain separate books and detailed records of all matters pertaining to the Fund’s Assets advised by the Subadviser required by Rule 31a-1 under the 1940 Act (other than those records being maintained by the Adviser, or any administrator, custodian, or transfer agent appointed by the Trust) relating to the Subadviser’s responsibilities provided hereunder with respect to the Fund, and shall preserve said records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act (hereinafter, the “Fund Books and Records”). The Fund Books and Records shall be available to the Adviser and the Board at any time upon request, shall be delivered to the Trust upon the termination of this Agreement, and shall be available without delay during any day the Trust is open for business.

(e)       Holdings Information and Pricing. The Subadviser shall provide regular reports regarding each Fund’s holdings, and, on the Subadviser’s own initiative, may furnish the Adviser, the Trust, and the Trust’s Board from time to time with whatever information the Subadviser believes is appropriate for this purpose. The Subadviser agrees to promptly notify the Adviser or any party appointed by the Adviser, and the Trust’s Chief Compliance Officer if the Subadviser reasonably believes that the value of any security held by a Fund may not reflect fair value. The Subadviser agrees to provide, upon request, pricing information of which the Subadviser is aware to the Adviser, Trust, the Trust’s Board, and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust’s valuation procedures for the purpose of calculating the Fund’s net asset value in accordance with procedures and methods established by the Board.

(f)       Cooperation With Agents of the Adviser and the Trust. The Subadviser agrees to cooperate with and provide reasonable assistance to the Adviser, the Trust, any Trust custodian or foreign sub-custodians, any Trust pricing agents, and all other agents and representatives of the Adviser and the Trust with respect to such information regarding each Fund as said entities reasonably may request from time to time in the performance of said entities’ obligations, to provide prompt responses to reasonable requests made by said persons, and to establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

(g)       Consultation With Other Subadvisers. In performance of the Subadviser’s duties and obligations under this Agreement, the Subadviser shall not consult with any other subadviser to a Fund or a subadviser to a portfolio that is under common control with the Fund concerning transactions for the Fund, except as permitted by the policies and procedures of the Fund. The Subadviser shall not provide investment advice to any assets of the Fund other than the Assets managed by the Subadviser.

(h)         CFTC. In the event the Fund engages in trading certain derivative contracts subject to CFTC regulation, Adviser represents that, with respect to the Fund: (a) pursuant to Commodity Futures Trading Commission Rule 4.5 ("Rule 4.5"), neither Adviser nor any other party is required to be registered as a “commodity pool operator” under the Commodity Exchange Act; (b) a notice of eligibility claiming exclusion from registration has been filed in accordance with Rule 4.5; and (c) during the term of this Agreement, Adviser will ensure that all requirements necessary in order to claim an exclusion from registration under Rule 4.5 are satisfied. Adviser represents that, with respect to the Fund, it is exempt from registration as a commodity trading adviser or will notify Subadviser if Adviser determines to register with respect to the Fund. While the Subadviser is registered with the CFTC as a Commodity Trading Adviser (“CTA”), it is exempt from the obligations of a registered CTA with respect to the Fund pursuant to CFTC Rule 4.14(a)(8).

(i)           Use of the Services of Others. In rendering the services required under this Agreement, the Subadviser may, consistent with applicable law from time to time, employ, delegate, or associate with itself such affiliated or unaffiliated person or persons as it believes reasonably necessary to assist it in carrying out its obligations under this Agreement. The Subadviser may also delegate any of its duties and obligations hereunder to any affiliated person, as such term is defined in the 1940 Act, that is eligible to serve as an investment adviser to an investment company registered under the 1940 Act on such terms and conditions as it deems necessary or appropriate, provided that (i) the Adviser and the Board consent to any such delegation and to the terms and conditions thereof, (ii) such delegation is pursuant to a written contract which receives prior approval by the Adviser and the Board, which may not be materially amended without prior written approval of the Adviser and the Board, and which provides for its automatic termination in the event this Agreement is terminated for any reason, and (iii) such delegation is permitted by and in conformity with the 1940 Act. The Subadviser shall be strictly liable to the Adviser and the Fund for any loss or damage arising out of, in connection with, or related to the actions, or omissions to act, of any delegee utilized hereunder as if such delegee were a party hereto. The Subadviser shall be solely responsible for compensating any delegee for services rendered, and neither the Adviser nor the Fund may be held responsible, or otherwise liable for, the payment of any amount due, or which may become due to any delegee.

23.	Code of Ethics.

The Subadviser has adopted a written code of ethics that the Subadviser reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act (“Rule 17j-1”), which the Subadviser has provided to the Adviser and the Trust. The Subadviser shall ensure that the Subadviser’s “Access Persons” (as that term is defined in the Subadviser’s Code of Ethics) comply in all material respects with the Subadviser’s Code of Ethics, as in effect from time to time. Upon request, the Subadviser shall provide the Adviser and the Trust with (i) a copy of the Subadviser’s current Code of Ethics, as in effect from time to time, and (ii) a certification that the Subadviser has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Subadviser’s Code of Ethics. Annually, the Subadviser shall furnish a written report to the Adviser and the Trust’s Board concerning the Subadviser’s Code of Ethics, which annual report shall comply with the requirements of Rule 17j-1. The Subadviser shall respond to requests for information from the Adviser and the Trust as to violations of the Code by Access Persons and the sanctions imposed by the Subadviser. The Subadviser shall promptly notify the Adviser and the Trust of any material violation of the Code, whether or not said violation relates to a security held by a Fund.

24.	Information and Reporting.

The Subadviser shall provide the Adviser, the Trust, and the Adviser’s and the Trust’s respective officers with such periodic reports concerning the obligations that the Subadviser has assumed under this Agreement as the Adviser and the Trust from time to time reasonably may request.

(a)       Notification of Breach / Compliance Reports. The Subadviser shall notify the Trust’s Chief Compliance Officer and Adviser’s Chief Compliance Officer promptly upon detection of (i) any material failure to manage a Fund in accordance with the Fund’s investment objectives and policies or any applicable law; or (ii) any material breach of any of the Fund’s or the Subadviser’s policies, guidelines, or procedures. In addition, the Subadviser shall provide a quarterly certification regarding each Fund’s compliance with the Fund’s investment objectives and policies, applicable law, including, but not limited to, the 1940 Act and Subchapter M of the Code, and the Fund’s and the Adviser’s policies, guidelines, or procedures as applicable to the Subadviser’s obligations under this Agreement. The Subadviser acknowledges and agrees that the Adviser, in the Adviser’s discretion, may provide these quarterly compliance certifications to the Board. The Subadviser agrees to correct any said failure promptly and to take any action that the Board and/or the Adviser reasonably may request in connection with any said breach. Upon request, the Subadviser also shall provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act of 2002, as amended. The Subadviser shall notify the Trust and the Adviser: (i) promptly in the event that the Subadviser is served or otherwise receives notice of any action, suit, proceeding, inquiry, or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund’s ownership of shares in the defendant) or the compliance by the Subadviser with the federal or state securities laws, except for non-material inquiries which may be reported quarterly; or (ii) immediately in the event that an actual change in control of the Subadviser resulting in an “assignment” (as that term is defined in the 1940 Act) has occurred or otherwise is proposed to occur.

(b)       Inspection. Upon reasonable request, the Subadviser agrees to make the Subadviser’s records and premises (including the availability of the Subadviser’s employees for interviews) -- to the extent that these records relate to the conduct of services provided to each Fund or the Subadviser’s conduct of the Subadviser’s business as an investment adviser -- reasonably available for compliance audits by the Adviser and/or the Trust’s officers, employees, accountants, or counsel; in this regard, the Trust and the Adviser acknowledge that the Subadviser shall have no obligation to make available proprietary information unrelated to the services provided by the Subadviser to the Fund or any information related to other clients of the Subadviser, except to the extent necessary for the Adviser to confirm the absence of any material conflict of interest and compliance with any laws, rules, or regulations in the Subadviser’s management of the Fund.

(c)       Board and Filings Information. The Subadviser shall provide the Adviser and the Trust with any information reasonably requested regarding the Subadviser’s management of each Fund required for any meeting of the Board, or for any shareholder report, Form N-CSR, Form N-PX, Form N-CEN, Form N-PORT, amended registration statement, proxy statement, or prospectus supplement to be filed by the Trust with the Commission. The Subadviser shall make the Subadviser’s officers and employees available to meet with the Board from time to time on due notice to review the Subadviser’s investment management services to the Fund in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

(d)       Transaction Information. The Subadviser shall furnish to the Adviser and the Trust such information concerning portfolio transactions as may be reasonably necessary to enable the Adviser, the Trust, or the Adviser’s or the Trust’s respective designated agents to perform such compliance testing on each Fund and the Subadviser’s services as the Adviser and the Trust, in the Adviser’s or the Trust’s respective sole discretion, may determine to be appropriate. The provision of said information by the Subadviser to the Adviser, the Trust, or the Adviser’s or the Trust’s respective designated agents in no way relieves the Subadviser of the Subadviser’s own responsibilities under this Agreement.

25.	Brokerage.

(a)       Principal Transactions. In connection with purchases or sales of securities for the account of a Fund, neither the Subadviser nor any of the Subadviser’s directors, officers, or employees shall act as a principal or agent or receive any commission except as permitted by the 1940 Act.

(b)       Placement of Orders. The Subadviser shall arrange for the placing of all orders for the purchase and sale of securities for the Fund’s Assets with brokers or dealers selected by the Subadviser. The Subadviser shall place these orders with or through such persons, brokers, or dealers chosen by the Subadviser to carry out the policy with respect to brokerage set forth in the Fund’s Prospectus or as the Board or the Adviser may direct in writing from time to time, in conformity with all federal securities laws and subject to the provisions of Section 4 of this Agreement.

(c)       Best Execution. In executing Fund transactions and selecting brokers or dealers, the Subadviser is directed at all times to use the Subadviser’s best efforts to seek on behalf of each Fund the most-favorable execution, net price, and best overall terms available under the circumstances in accordance with the Subadviser’s best execution obligations under the Advisers Act. In assessing the best overall terms available for any transaction, the Subadviser shall consider all factors that the Subadviser deems relevant, including, among other factors, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The Subadviser shall have the express authority to negotiate, open, continue, and terminate brokerage accounts and other trading arrangements with respect to all portfolio transactions entered into by the Subadviser for a Fund.

(d)       Access To Brokerage and Research. It also is understood that it is desirable for each Fund that the Subadviser have access to brokerage and research services provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers, consistent with Section 28(e) of the 1934 Act and any Commission staff interpretations thereof. The Subadviser, therefore, is authorized to place orders for the purchase and sale of securities for the Fund with these brokers, subject to review by the Adviser and the Board from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by these brokers may be useful to the Subadviser in connection with the Subadviser’s or the Subadviser’s affiliates’ services to other clients.

In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Subadviser, therefore, also may consider the “brokerage and research services” provided (as this term is defined in Section 28(e) of the 1934 Act). Consistent with any guidelines established by the Board and Section 28(e) of the 1934 Act, the Subadviser is authorized to pay to a broker or dealer who provides said brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Subadviser in good faith determines that this commission was reasonable in relation to the value of the brokerage and research services provided by the broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Subadviser to the Subadviser’s discretionary clients, including the Funds.

(e)       Affiliated Brokers. The Subadviser or any of the Subadviser’s affiliates may act as broker in connection with the purchase or sale of securities or other investments for a Fund, subject to: (a) the requirement that the Subadviser seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in the Fund’s current Registration Statement; (b) the provisions of the 1940 Act; (c) the provisions of the Advisers Act; (d) the provisions of the 1934 Act; and (e) other provisions of applicable law. These brokerage services are not within the scope of the duties of the Subadviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Subadviser or the Subadviser’s affiliates may receive brokerage commissions, fees, or other remuneration from a Fund for these services in addition to the Subadviser’s fees for services under this Agreement.

(f)        Aggregated Transactions. The Subadviser is authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser, the Subadviser, or the Trust’s principal underwriter) if the Subadviser believes that the quality of the transaction and the commission are comparable to what these would be with other qualified firms. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable law and regulations, may aggregate the order for securities to be sold or purchased. In said event, the Subadviser shall allocate securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, in the manner the Subadviser reasonably considers to be equitable and consistent with the Subadviser’s fiduciary obligations to the Fund and to such other clients under the circumstances.

(g)        Reporting of Transactions. The Subadviser shall provide each Fund’s custodian on each business day with information relating to all transactions concerning the Assets and shall provide the Adviser with such information upon request of the Adviser and shall otherwise shall cooperate with and provide reasonable assistance to the Adviser, the Trust’s administrator, the Trust’s custodians and foreign custodians, the Trust’s transfer agent and pricing agents, and all other agents and representatives of the Trust.

26.	Custody.

Nothing in this Agreement shall permit the Subadviser to take or receive physical possession of cash, securities, or other investments of a Fund.

27.	Allocation of Charges and Expenses.

The Subadviser shall bear the Subadviser’s own costs of providing services hereunder. Other than as herein specifically indicated, the Subadviser shall not be responsible for a Fund’s or the Adviser’s expenses, including brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments.

28.	Representations, Warranties, and Covenants.

(a)        Properly Registered. The Subadviser is registered as an investment adviser under the Advisers Act, and shall remain so registered for the duration of this Agreement. The Subadviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and, to the best knowledge of the Subadviser, there is no proceeding or investigation that reasonably is likely to result in the Subadviser being prohibited from performing the services contemplated by this Agreement. The Subadviser agrees promptly to notify the Trust of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser to an investment company. The Subadviser is in compliance in all material respects with all applicable federal and state law in connection with the Subadviser’s investment management operations.

(b)       ADV Disclosure. The Subadviser has provided the Adviser and the Trust with a copy of Part I of the Subadviser’s Form ADV, as most-recently filed with the Commission, and with a copy of Part II of the Subadviser’s Form ADV, as most-recently updated, and, as soon as is reasonably practicable after filing any amendment to the Subadviser’s Form ADV with the Commission or updating Part II of the Subadviser’s Form ADV, shall furnish a copy of said amendments or updates to the Adviser and the Trust. The information contained in the Adviser’s Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which said statements were made, not misleading.

(c)       Fund Disclosure Documents. The Subadviser has reviewed, and in the future shall review, the Registration Statement, summary prospectus, prospectus, statement of additional information, periodic reports to shareholders, reports and schedules filed with the Commission (including any amendment, supplement, or sticker to any of the foregoing), and advertising and sales material relating to each Fund (collectively the “Disclosure Documents”), and represents and warrants that said Disclosure Documents contain or shall contain no untrue statement of any material fact and do not and shall not omit any statement of material fact required to be stated therein or necessary to make the statements therein not misleading insofar as the Disclosure Documents relate to the Subadviser and the Subadviser’s affiliates, the Fund’s investment strategies and related risks, and other information supplied by the Subadviser for inclusion therein.

(d)       Use of the Name “Catholic Responsible Investments”. Subject to the terms set forth in Section 8(a) of this Agreement, the Subadviser has the right to use the name “Catholic Responsible Investments” in connection with the Subadviser’s services to the Trust (“Subadvisor Permitted Activities”), and the Trust shall have the right to use the names “T. Rowe Price Associates, Inc.” and ”T. Rowe Price Associates, Inc.” in connection with the management and operation of each Fund solely to indicate that sub-investment advisory services are being furnished by Subadvisor (or an affiliate thereof) (“Trust Permitted Activities”) until this Agreement is terminated as set forth herein. The parties are not aware of any threatened or existing actions, claims, litigation, or proceedings that adversely would affect or prejudice the rights of the Subadviser or the Trust to use the names “T. Rowe Price Associates, Inc.” and “Catholic Responsible Investments,” respectively.

(e)       Insurance. The Subadviser maintains errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Trust: (i) of any material changes in the Subadviser’s insurance policies or insurance coverage; or (ii) if any material claims will be made on the Subadviser’s insurance policies. Furthermore, the Subadviser, upon reasonable request, shall provide the Trust with any information that the Subadviser reasonably may require concerning the amount of or scope of said insurance.

(f)       No Detrimental Agreement. The Subadviser represents and warrants that the subadviser has no arrangement or understanding with any party, other than the Adviser and the Trust, that would influence the decision of the Subadviser with respect to the Subadviser’s selection of securities for a Fund, and that all selections shall be done in accordance with what is in the best interest of the Fund.

(g)       Conflicts. The Subadviser shall act honestly, in good faith, and in the best interests of the Trust, including requiring any of the Subadviser’s personnel with knowledge of Fund activities to place the interest of each Fund first, ahead of said personnel’s own interests, in all personal trading scenarios that may involve a conflict of interest with the Fund, consistent with the Subadviser’s fiduciary duties under applicable law.

(h)       Compliance Program of the Subadviser. The Subadviser represents and warrants that: (a) in accordance with Rule 206(4)-7 under the Advisers Act, the Subadviser has adopted and implemented and shall maintain written policies and procedures reasonably designed to prevent violation by the Subadviser and the Subadviser’s supervised persons (as this term is defined in the Advisers Act) of the Advisers Act and the rules that the Commission has adopted under the Advisers Act; and (b) to the extent that the Subadviser’s activities or services reasonably could be expected materially to affect a Fund, the Subadviser has adopted and implemented and shall maintain written policies and procedures that the Trust’s chief compliance officer determines are reasonably designed to prevent violation of the “federal securities laws” (as this term is defined in Rule 38a-1 under the 1940 Act) by the Funds and the Subadviser (the policies and procedures referred to in this Section 7(h) are referred to herein as the Subadviser’s “Compliance Program”).

(i)       Representations. The representations and warranties in this Section 7 shall be deemed to be made on the date that this Agreement is executed and at the time of delivery of the quarterly compliance report required by Section 3(a) of this Agreement, whether or not specifically referenced in said report.

8.	Use of Names.

(a)       The Name “Catholic Responsible Investments”. The Adviser grants to the Subadviser a sub-license to use the name “Catholic Responsible Investments” (the “Name”). The foregoing authorization by the Adviser to the Subadviser to use the Name is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the Name; the Subadviser acknowledges and agrees that, as between the Subadviser and the Adviser, the Adviser has the right to use, or authorize others to use, the Name. The Subadviser shall use the Name only in a manner consistent with uses approved by the Adviser. Notwithstanding the foregoing, neither the Subadviser nor any affiliate or agent of the subadviser shall make reference to or use the Name or any of Adviser’s respective affiliates or clients names without the prior approval of Adviser, which approval shall not be unreasonably withheld or delayed; provided, that the Subadviser is authorized to disclose the Name and the Adviser’s and each Fund’s identities as clients of the Subadviser in any representative client list prepared by the Subadviser for use in marketing materials. The Subadviser hereby agrees to make all reasonable efforts to cause any affiliate or agent of the Subadviser to satisfy the foregoing obligation in connection with any services said affiliates or agents provide to the Subadviser or to a Fund under this Agreement. The Adviser has obtained all licenses and permissions necessary for the Subadviser to use any index data provided to the Subadviser by the Adviser or Adviser’s agent under this Agreement and the Subadviser is not required to obtain any said licenses or permissions itself.

The Trust grants to the Subadviser a sub-license to use a Fund’s name or the Funds’ names (collectively, a “Fund Name”). The foregoing authorization by the Trust to the Subadviser to use a Fund Name is not exclusive of the right of the Adviser itself to use, or to authorize others to use, a Fund Name. The Subadviser shall use a Fund Name only in a manner consistent with uses approved by the Trust. The Subadviser hereby agrees to make all reasonable efforts to cause any affiliate or agent of the Subadviser to satisfy the foregoing obligation in connection with any services said affiliates or agents provide to the Subadviser or to a Fund under this Agreement.

(b)        The Name “T. Rowe Price Associates, Inc.”. The Subadviser hereby grants to the Adviser and Trust a limited, non-exclusive, non-transferable, non-sublicensable, revocable, royalty-free right and license to use the name “T. Rowe Price Associates, Inc.” or “T. Rowe Price” (collectively, the “Subadviser Name”) in connection with the Trust Permitted Activities, during the term, subject to the restrictions herein and any ongoing instructions of Subadvisor, including applicable brand guidelines and disclosure language. The foregoing authorization by the Subadviser to the Adviser to use the Subadviser Name is not exclusive of the right of the Subadviser itself to use, or to authorize others to use, the Subadviser Name; the Adviser acknowledges and agrees that, as between the Adviser and the Subadviser, the Subadviser has the right to use, or authorize others to use, the Subadviser Name. The Adviser shall use the Subadviser Name only in a manner consistent with uses approved by the Subadviser. Notwithstanding the foregoing, neither the Adviser nor any affiliate or agent of the Adviser shall make reference to or use the Subadviser Name or any of the Subadviser’s respective affiliates or clients names without the prior written approval of the Subadviser, which approval shall not be unreasonably withheld or delayed. Advisor’s and Trust’s use of the Subadviser Name will inure to the benefit of Subadvisor. The Adviser hereby agrees to make all reasonable efforts to cause the Trust and any affiliate or agent of the Adviser to satisfy the foregoing obligation. The sub-license granted herein in regard to a Fund shall terminate in the event that the Subadviser no longer is a subadviser to the Fund. Advisor and Trust acknowledge Subadviser’s and/or its affiliates’, as applicable, sole and exclusive rights in and to the Subadviser Name and the goodwill pertaining thereto, and shall not challenge or threaten to challenge or assist in any challenge to the exclusivity or validity of Subadviser’s and/or its affiliates’ rights in and to the Subadviser Name or do anything inconsistent with Subadviser’s and its affiliates’ ownership of the Subadvisor Name. On request, Advisor and Trust shall promptly provide evidence of its use of the Subadviser Name in compliance with this Agreement and make any amendments to its use deemed necessary by Subadviser.

9.	Subadviser’s Compensation.

The Adviser shall pay to the Subadviser, as compensation for the Subadviser’s services hereunder, a fee, determined as described in Schedule A that is attached hereto and made a part hereof. Said fee shall be computed daily and paid not less than monthly in arrears by the Adviser. A Fund shall have no responsibility for any fee payable to the Subadviser.

The Subadviser shall be compensated based on the portion of Fund Assets allocated to the Subadviser by the Adviser. The method for determining net assets of a Fund for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of Fund shares as described in the Fund’s prospectus. In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in said month.

10.	Independent Contractor.

In the performance of the Subadviser’s duties hereunder, the Subadviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent a Fund, the Trust, or the Adviser in any way or otherwise be deemed to be an agent of the Fund, the Trust, or the Adviser. If any occasion should arise in which the Subadviser gives any advice to the Subadviser’s clients concerning the shares of a Fund, the Subadviser shall act solely as investment counsel for said clients and not in any way on behalf of the Fund.

11.	Assignment and Amendments.

This Agreement automatically shall terminate, without the payment of any penalty, either: (i) in the event of the Agreement’s “assignment” (as that term is defined in Section 2(a)(4) of the 1940 Act); or (ii) in the event of the termination of the Management Agreement; provided, that said termination shall not relieve the Adviser or the Subadviser of any liability incurred hereunder.

This Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

12.	Duration and Termination.

This Agreement shall become effective as of the date executed and shall remain in full force and effect continually thereafter, subject to renewal as provided in Section 12(c) hereof and unless terminated automatically as set forth in Section 11 hereof or until terminated as follows:

(u)       The Trust may cause this Agreement to terminate either (i) by vote of the Trust’s Board or (ii) with respect to a Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund; or

(v)       The Adviser at any time may terminate this Agreement by not more than sixty (60) days’ nor less than thirty (30) days’ written notice delivered or mailed by registered mail, postage prepaid, to the Subadviser and the Trust; or

(w)       The Subadviser at any time may terminate this Agreement by not more than sixty (60) days’ nor less than thirty (30) days’ written notice delivered or mailed by registered mail, postage prepaid, to the Adviser and the Trust; or

(x)       This Agreement automatically shall terminate two (2) years from the date of the Agreement’s execution unless the Agreement’s renewal specifically is approved at least annually thereafter by: (i) a majority vote of the Trustees, including a majority vote of said Trustees who are not interested persons of the Trust, the Adviser, or the Subadviser, at a meeting called for the purpose of voting on said approval; or (ii) the vote of a majority of the outstanding voting securities of the Fund; provided, however, that, if the continuance of this Agreement is submitted to the shareholders of the Fund for the shareholders’ approval and said shareholders fail to approve said continuance of this Agreement as provided herein, the Subadviser may continue to serve hereunder as to the Fund in a manner consistent with the 1940 Act and the rules and regulations thereunder; and

(y)        Termination of this Agreement pursuant to this Section shall be without payment of any penalty.

In the event of termination of this Agreement for any reason, the Subadviser, immediately upon notice of termination or on such later date as may be specified in said notice, shall cease all activity on behalf of a Fund and with respect to any of the Fund’s assets, except as expressly directed by the Adviser or as otherwise required by any fiduciary duties of the Subadviser under applicable law. In addition, the Subadviser shall deliver the Fund’s Books and Records to the Adviser and the Trust by such means and in accordance with such schedule as the Adviser and the Trust, respectively, shall direct and otherwise shall cooperate, as reasonably directed by the Adviser and the Trust, in the transition of portfolio asset management to any successor of the Subadviser, including the Adviser.

13.	Certain Definitions.

For the purposes of this Agreement:

(a)       “Affirmative vote of a majority of the outstanding voting securities of the Fund” shall have the meaning as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

(b)       “Interested persons” and “Assignment” shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

14.	Liability of the Subadviser.

(a)       The Subadviser shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of statements in a Fund’s Disclosure Documents relating to the Subadviser and the Subadviser’s affiliates, the Fund’s investment strategies and related risks, and other information supplied by the Subadviser for inclusion therein.

(b)       The Subadviser shall be liable to a Fund for any loss (including transaction costs) incurred by the Fund as a result of any investment or trade error made by the Subadviser in contravention of: (i) any investment policy, guideline, or restriction set forth in the Registration Statement or as approved by the Board from time to time and provided to the Subadviser, provided that (1) such investment policies, guidelines, or restrictions do not, and/or did not, cause the Subadviser to violate applicable law or regulation and (2) the Subadviser was provided written notice of, and a reasonable period of time to comply with, such investment policies, guidelines, or restrictions; or (ii) applicable law, including, but not limited to, the 1940 Act and the Code (including, but not limited to, the Fund’s failure to satisfy the diversification or source of income requirements of Subchapter M of the Code) (the investments described in this subsection (b) collectively are referred to as “Improper Investments”). The Subadviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Adviser in connection with the matters to which this Agreement relates, except a loss resulting from Subadviser’s willful misfeasance, bad faith or gross negligence on its part in the performance of its duties hereunder, or from reckless disregard by it of its obligations and duties under this Agreement or from its material breach of this Agreement.

(c)       The Subadviser shall indemnify and hold harmless the Trust, each affiliated person of the Trust within the meaning of Section 2(a)(3) of the 1940 Act, and each person who controls the Trust within the meaning of Section 15 of the 1933 Act (any said person, an “Indemnified Party”) against any and all losses, claims, damages, expenses, or liabilities (including the reasonable cost of investigating and defending any alleged loss, claim, damage, expense, or liability and reasonable counsel fees incurred in connection therewith) to which any said person may become subject under the 1933 Act, the 1934 Act, the 1940 Act, or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages, expenses, or liabilities (or actions in respect thereof) arise out of or are based upon: (i) a material breach by the Subadviser of this Agreement or of the representations and warranties made by the Subadviser herein; (ii) any Improper Investment; (iii) any untrue statement of a material fact by the Subadviser contained in any Disclosure Document relating to the Subadviser and the Subadviser’s affiliates, each Fund’s investment strategies and related risks, and other information supplied by Subadviser for inclusion therein, or the omission by the Subadviser from a Disclosure Document of a material fact regarding the Subadviser or the Subadviser’s investment program required to be stated therein or necessary to make the statements therein not misleading; or (iv) the Subadviser’s performance or non-performance of the Subadviser’s duties hereunder; provided, however, that nothing herein shall be deemed to protect any Indemnified Party who is a Trustee or officer of the Trust against any liability to the Trust or to the Trust’s shareholders to which said Indemnified Party otherwise would be subject by reason or willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of said person’s office with the Trust.

(d) The Adviser shall indemnify and hold harmless the Subadviser, each affiliated person of the Subadviser within the meaning of Section 2(a)(3) of the 1940 Act, and each person who controls the Subadviser within the meaning of Section 15 of the 1933 Act (any said person, a “Adviser Indemnified Party”) against any and all losses, claims, damages, expenses, or liabilities (including the reasonable cost of investigating and defending any alleged loss, claim, damage, expense, or liability and reasonable counsel fees incurred in connection therewith) to which any said person may become subject under the 1933 Act, the 1934 Act, the 1940 Act, or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages, expenses, or liabilities (or actions in respect thereof) arise out of or are based upon: (i) a material breach by the Adviser of this Agreement or of the representations and warranties made by the Adviser herein; or (ii) except as otherwise provided in this Agreement, Adviser’s performance or non-performance of Adviser’s duties hereunder where the Adviser acted with willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties hereunder in such performance or non-performance.

15.	Confidentiality.

(y)       From time to time, a party may disclose, exchange, or make available, the party’s “Confidential Information” (as that term is defined below) to the other parties. For purposes of this Agreement, “Confidential Information” shall mean any information, data, or materials pertaining to a party’s (“Discloser”) or the party’s affiliates’ or subsidiaries’ business, financial, or internal plans or affairs, regardless of form of communication (whether oral, in hard copy, electronic, or any other medium whatsoever), and whether furnished before, on, or after the date of this Agreement, that is not currently available to the general public, and for which the owning party derives actual or potential value from said unavailability.

(z)       Confidential Information shall NOT include: (a) any information that is or becomes generally available to the public through no breach of this Agreement by recipient (“Recipient”); (b) any information that is disclosed to Recipient on a non-confidential basis by a third party who, to Recipient’s knowledge after due inquiry, has legitimate possession thereof and the unrestricted right to make this disclosure; and (c) any information developed by Recipient independently of, and without reference to, any Confidential Information disclosed by Discloser to Recipient.

(aa) Recipient acknowledges that any Confidential Information provided by Discloser shall be used by Recipient solely for purposes related to the Agreement, and, except as provided in a subsequent written agreement between the parties, the provision of Confidential Information shall not be construed as creating any express or implied license to develop or otherwise use the Confidential Information in any manner. Recipient agrees: (a) to take reasonable steps to safeguard the Confidential Information from theft, piracy, or unauthorized access, and to hold the Confidential Information in strict confidence and secrecy using at least the same level of care and protection against disclosure as Recipient uses in protecting Recipient’s own confidential and proprietary information; (b) not to use the Confidential Information for any purpose other than those purposes related to this Agreement; (c) not to reveal or disclose the Confidential Information to any individual, firm, or entity without the prior written consent of Discloser, other than as set forth in (e) below; (d) to inform third-party recipients of the confidential nature of the Confidential Information; and (e) to disclose Confidential Information to Recipient’s officers, directors, representatives, agents, or employees only on a “need-to-know” basis and to inform these individuals of their obligations under this Agreement, taking such steps as may be reasonable in the circumstances, or as may be reasonably requested by Discloser, to prevent any unauthorized disclosure, copying, or use of the Confidential Information. Neither Discloser nor any of Discloser’s officers, directors, employees, or controlling persons make any express or implied representation or warranty as to the completeness and accuracy of any Confidential Information, and Recipient agrees that none of these persons shall have any liability to Recipient or any of Recipient’s representatives and agents relating to or arising from the use of any Confidential Information or for any errors therein or omissions therefrom.

(bb) Recipient acknowledges that any Confidential Information provided pursuant to this Agreement constitutes unique, valuable, and special business of Discloser. Recipient agrees that a violation of any material provision of this Agreement may cause Discloser irreparable injury for which Discloser would have no adequate remedy at law, and agrees that Discloser may be entitled to seek immediate injunctive relief prohibiting said violation, without bond, in addition to any other rights and remedies available to Discloser.

(cc) Neither party shall be liable for disclosure of Confidential Information made to any court of proper jurisdiction, regulatory, self-regulatory, governmental agency or examining authority having jurisdiction over either party and pursuant to subpoena, court order, or other legal process or as otherwise required by law or regulation. Recipient shall provide the Discloser with prompt written notice of said request or requirement for disclosure, unless prevented by applicable law or regulation. If requested, Recipient shall reasonably cooperate at Discloser’s expense in defending against any said court or administrative order.

(dd) It is understood and agreed that regulators having jurisdiction over any of the parties shall have unrestricted access to all books, records, files, and other materials in a party’s possession, including the Confidential Information, and disclosure of the Confidential Information to these persons solely for purposes of supervision or examination may occur without written notice to or authorization from the Discloser.

16.	Enforceability.

Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall be ineffective, as to said jurisdiction, to the extent of said invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

17.	Limitation of Liability.

The parties to this Agreement acknowledge and agree that all litigation arising hereunder, whether direct or indirect, and of any and every nature whatsoever shall be satisfied solely out of the assets of a Fund and that no Trustee, officer or holder of shares of beneficial interest of the Fund shall be personally liable for any of the foregoing liabilities.

18.	Change In the Adviser’s Ownership.

The Subadviser agrees that the Subadviser shall notify the Trust of any anticipated or otherwise reasonably foreseeable change in the ownership of the Subadviser that could: (i) materially impact the services provided by the Subadviser to a Fund, or (ii) that could result in a change of control under Section 15(a)(4) of the 1940 Act, within a reasonable time prior to said change being effected.

19.	Jurisdiction.

This Agreement shall be governed by and construed in accordance with the substantive laws of the State of Delaware, and the Subadviser consents to the jurisdiction of courts, both state and federal, in Delaware, with respect to any dispute under this Agreement.

20.	Paragraph Headings.

The headings of paragraphs contained in this Agreement are provided for convenience only, form no part of this Agreement, and shall not affect this Agreement’s construction.

21.	Counterparts.

This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.

CHRISTIAN BROTHERS INVESTMENT SERVICES, INC.

By:	/s/ Jeffrey A. McCroy
Name:	Jeffrey A. McCroy
Title:	President & CEO

T. ROWE PRICE ASSOCIATES, INC.

By:	/s/ Terence Baptiste
Name:	Terence Baptiste
Title:	Vice President

ACKNOWLEDGED & ACCEPTED BY:

CATHOLIC RESPONSIBLE INVESTMENTS FUNDS

By:	/s/ Michael G. Beattie
Name:	Michael G. Beattie
Title:	President

SCHEDULE A

to the

SUBADVISORY AGREEMENT

dated June 28, 2024, between

CATHOLIC RESPONSIBLE INVESTMENTS FUNDS

and

T. Rowe Price Associates, Inc.

The Adviser shall pay to the Subadviser as compensation for the Subadviser’s services rendered, a fee, computed daily at an annual rate based on the average daily net assets, provided by the Fund’s custodian and/or fund accountant, of the respective Fund as may be allocated by the Adviser to the Subadviser from time to time in accordance with the following fee schedule:

Fund	Rate
Catholic Responsible Investments Multi-Style U.S. Equity Fund	[REDACTED]

EXHIBIT G

Investment Sub-Advisory Agreement between Christian Brothers Investment Services, Inc. and William Blair Investment Management, LLC, relating to the Catholic Responsible Investments Multi-Style US Equity Fund

SUBADVISORY AGREEMENT

SUBADVISORY AGREEMENT (the “Agreement”) made as of this 28th day of June, 2024, by and between Christian Brothers Investment Services, Inc. (the “Adviser”), an Illinois corporation with its principal place of business at 125 S. Wacker Drive, Suite 2400, Chicago, IL 60606, and William Blair Investment Management, LLC (the “Subadviser”), a Delaware limited liability company, with the Subadviser’s principal place of business at 150 North Riverside Plaza, Chicago, IL 60606.

W I T N E S S E T H

WHEREAS, pursuant to authority granted to the Adviser by the Board of Trustees (the “Board”) of Catholic Responsible Investments Funds (the “Trust”), a Delaware statutory trust registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), on behalf of the series set forth on Schedule A to this Agreement (each, a “Fund,” and, collectively, the “Funds”), and pursuant to the provisions of the Investment Advisory Agreement, dated as of November 17, 2021, by and between the Adviser and the Trust (the “Management Agreement”), the Adviser has selected the Subadviser to act as sub-investment adviser of each Fund and to provide certain related services, as more fully set forth below, and to perform these services under the terms and conditions hereinafter set forth; and

WHEREAS, each of the Adviser and the Subadviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Management Agreement contemplates that the Adviser may appoint a subadviser to perform some or all of the services for which the Adviser is responsible thereunder; and

WHEREAS, the Subadviser is willing to furnish these services to the Adviser and each Fund listed in Schedule A to this Agreement, as said Schedule may be amended from time to time upon mutual agreement of the parties.

NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the parties do hereby agree as follows:

29.	The Subadviser’s Services.

(a)       Discretionary Investment Management Services. The Subadviser shall act as sub-investment adviser with respect to each Fund in regard to those Fund assets as may be allocated by the Adviser to the Subadviser (the “Assets”). In said capacity, the Subadviser, subject to the oversight of the Adviser and the Board, regularly shall provide the Fund with investment research, advice, and supervision and shall furnish continuously an investment program, consistent with the investment objectives and policies of the Fund. The Subadviser shall determine, from time to time, what securities shall be purchased for the Fund, what securities shall be held or sold by the Fund, and what portion of the Fund’s assets shall be held uninvested in cash, subject always to the provisions of the Trust’s Agreement and Declaration of Trust, the Trust’s By-Laws, and the Trust’s registration statement on Form N-1A (the “Registration Statement”) under the 1940 Act, and under the Securities Act of 1933, as amended (the “1933 Act”), covering Fund shares, as filed with the Securities and Exchange Commission (the “Commission”), and to the investment objectives, policies, and restrictions of the Fund, as each of the same from time to time shall be in effect. To carry out these obligations, the Subadviser shall exercise full discretion and act for the Fund in the same manner and with the same force and effect as the Fund itself might or could do with respect to purchases, sales, or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of said purchases, sales, or other transactions. No reference in this Agreement to the Subadviser having full discretionary authority over the Fund’s investments in any way shall limit the right of either the Adviser or the Board, in either the Adviser’s or the Board’s respective sole discretion, to establish or revise policies in connection with the management of the Fund’s assets or to otherwise exercise either the Adviser’s or the Board’s respective right to control the overall management of the Fund’s assets. As applicable and appropriate, and without limiting the generality of the foregoing, the Subadviser has the authority to enter into trading agreements on behalf of the Fund and to adhere on the Fund’s behalf to the applicable International Swaps & Derivatives Association (“ISDA”) over-the-counter (“OTC”) derivatives transaction protocols and to enter into client agency agreements or other documents that may be required to effect OTC derivatives transaction through swap execution facilities (i.e., “SEFs”).

(b)       Compliance. The Subadviser agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940, as amended (the “Advisers Act”), the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Commodity Exchange Act and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules, regulations, and case law that relate to the services and relationships described hereunder and to the conduct of the Subadviser’s business as a registered investment adviser. The Subadviser also agrees to comply with the objectives, policies, and restrictions set forth in the Registration Statement, as amended or supplemented, of each Fund, and with any policies, guidelines, instructions, and procedures approved by the Board or the Adviser and provided to the Subadviser. In selecting the Fund’s portfolio securities and performing the Subadviser’s obligations hereunder, the Subadviser shall cause the Assets it manages within the Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company. The Subadviser shall maintain compliance procedures that the Subadviser reasonably believes are adequate to ensure the compliance with the foregoing. No supervisory activity undertaken by the Adviser or by the Board shall limit the Subadviser’s full responsibility for any of the foregoing.

(c)        Proxy Voting. Pursuant to Board authority, the Adviser has the delegated authority to determine how proxies with respect to securities that are held by each Fund shall be voted. The Adviser, and not the Sub-Adviser, is responsible for voting proxies for the Fund.

The Sub-Adviser promptly shall forward to the Adviser any information or documents necessary for the Adviser to exercise the Adviser’s proxy voting responsibilities.

For the avoidance of doubt, the Sub-Adviser shall not be responsible for filing shareholder resolutions or engaging in corporate dialogues with respect to companies held in a Fund’s portfolio in furtherance of Adviser’s Commitment to Catholic Responsible Investments.

(d)       Recordkeeping. The Subadviser shall not be responsible for the provision of administrative, bookkeeping, or accounting services to each Fund, except as otherwise provided herein or as may be necessary for the Subadviser to supply to the Adviser, the Trust, or the Trust’s Board the information required to be supplied under this Agreement.

The Subadviser shall maintain separate books and detailed records of all matters pertaining to the Fund’s Assets advised by the Subadviser required by Rule 31a-1 under the 1940 Act (other than those records being maintained by the Adviser, or any administrator, custodian, or transfer agent appointed by the Trust) relating to the Subadviser’s responsibilities provided hereunder with respect to the Fund, and shall preserve said records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act (hereinafter, the “Fund Books and Records”). The Fund Books and Records shall be available to the Adviser and the Board at any time upon request, shall be delivered to the Trust upon the termination of this Agreement, and shall be available without delay during any day the Trust is open for business.

(e)       Holdings Information and Pricing. The Subadviser shall provide regular reports regarding each Fund’s holdings, and, on the Subadviser’s own initiative, may furnish the Adviser, the Trust, and the Trust’s Board from time to time with whatever information the Subadviser believes is appropriate for this purpose. The Subadviser agrees to notify the Adviser and the Board promptly if the Subadviser reasonably believes that the value of any security held by a Fund may not reflect fair value. The Subadviser agrees to provide, upon request, any pricing information of which the Subadviser is aware to the Adviser, Trust, the Trust’s Board, and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust’s valuation procedures for the purpose of calculating the Fund’s net asset value in accordance with procedures and methods established by the Board.

(f)       Cooperation With Agents of the Adviser and the Trust. The Subadviser agrees to cooperate with and provide reasonable assistance to the Adviser, the Trust, any Trust custodian or foreign sub-custodians, any Trust pricing agents, and all other agents and representatives of the Adviser and the Trust with respect to such information regarding each Fund as said entities reasonably may request from time to time in the performance of said entities’ obligations, to provide prompt responses to reasonable requests made by said persons, and to establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

(g)       Consultation With Other Subadvisers. In performance of the Subadviser’s duties and obligations under this Agreement, the Subadviser shall not consult with any other subadviser to a Fund or a subadviser to a portfolio that is under common control with the Fund concerning transactions for the Fund, except as permitted by the policies and procedures of the Fund. The Subadviser shall not provide investment advice to any assets of the Fund other than the Assets managed by the Subadviser.

30.	Code of Ethics.

The Subadviser has adopted a written code of ethics that the Subadviser reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act (“Rule 17j-1”), which the Subadviser has provided to the Adviser and the Trust. The Subadviser shall ensure that the Subadviser’s “Access Persons” (as that term is defined in the Subadviser’s Code of Ethics) comply in all material respects with the Subadviser’s Code of Ethics, as in effect from time to time. Upon request, the Subadviser shall provide the Adviser and the Trust with (i) a copy of the Subadviser’s current Code of Ethics, as in effect from time to time, and (ii) a certification that the Subadviser has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Subadviser’s Code of Ethics. Annually, the Subadviser shall furnish a written report to the Adviser and the Trust’s Board concerning the Subadviser’s Code of Ethics, which annual report shall comply with the requirements of Rule 17j-1. The Subadviser shall respond to requests for information from the Adviser and the Trust as to violations of the Code by Access Persons and the sanctions imposed by the Subadviser. The Subadviser immediately shall notify the Adviser and the Trust of any material violation of the Code, whether or not said violation relates to a security held by a Fund.

31.	Information and Reporting.

The Subadviser shall provide the Adviser, the Trust, and the Adviser’s and the Trust’s respective officers with such periodic reports concerning the obligations that the Subadviser has assumed under this Agreement as the Adviser and the Trust from time to time reasonably may request.

(a)       Notification of Breach / Compliance Reports. The Subadviser shall notify the Trust’s Chief Compliance Officer and Adviser’s Chief Compliance Officer immediately upon detection of (i) any material failure to manage a Fund in accordance with the Fund’s investment objectives and policies or any applicable law; or (ii) any material breach of any of the Fund’s or the Subadviser’s policies, guidelines, or procedures. In addition, the Subadviser shall provide a quarterly report regarding each Fund’s compliance with the Fund’s investment objectives and policies, applicable law, including, but not limited to, the 1940 Act and Subchapter M of the Code, and the Fund’s and the Adviser’s policies, guidelines, or procedures as applicable to the Subadviser’s obligations under this Agreement. The Subadviser acknowledges and agrees that the Adviser, in the Adviser’s discretion, may provide these quarterly compliance certifications to the Board. The Subadviser agrees to correct any said failure promptly and to take any action that the Board and/or the Adviser reasonably may request in connection with any said breach. Upon request, the Subadviser also shall provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act of 2002, as amended. The Subadviser promptly shall notify the Trust and the Adviser in the event that: (i) the Subadviser is served or otherwise receives notice of any action, suit, proceeding, inquiry, or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund’s ownership of shares in the defendant) or the compliance by the Subadviser with the federal or state securities laws; or (ii) an actual change in control of the Subadviser resulting in an “assignment” (as that term is defined in the 1940 Act) has occurred or otherwise is proposed to occur.

(b)       Inspection. Upon reasonable request, the Subadviser agrees to make the Subadviser’s records and premises (including the availability of the Subadviser’s employees for interviews) -- to the extent that these records relate to the conduct of services provided to each Fund or the Subadviser’s conduct of the Subadviser’s business as an investment adviser -- reasonably available for compliance audits by the Adviser and/or the Trust’s officers, employees, accountants, or counsel; in this regard, the Trust and the Adviser acknowledge that the Subadviser shall have no obligation to make available proprietary information unrelated to the services provided by the Subadviser to the Fund or any information related to other clients of the Subadviser, except to the extent necessary for the Adviser to confirm the absence of any conflict of interest and compliance with any laws, rules, or regulations in the Subadviser’s management of the Fund.

(c)       Board and Filings Information. The Subadviser shall provide the Adviser and the Trust with any information reasonably requested regarding the Subadviser’s management of each Fund required for any meeting of the Board, or for any shareholder report, Form N-CSR, Form N-PX, Form N-CEN, Form N-PORT, amended registration statement, proxy statement, or prospectus supplement to be filed by the Trust with the Commission. The Subadviser shall make the Subadviser’s officers and employees available to meet with the Board from time to time on due notice to review the Subadviser’s investment management services to the Fund in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

(d)       Transaction Information. The Subadviser shall furnish to the Adviser and the Trust such information concerning portfolio transactions as may be necessary to enable the Adviser, the Trust, or the Adviser’s or the Trust’s respective designated agents to perform such compliance testing on each Fund and the Subadviser’s services as the Adviser and the Trust, in the Adviser’s or the Trust’s respective sole discretion, may determine to be appropriate. The provision of said information by the Subadviser to the Adviser, the Trust, or the Adviser’s or the Trust’s respective designated agents in no way relieves the Subadviser of the Subadviser’s own responsibilities under this Agreement.

32.	Brokerage.

(a)       Principal Transactions. In connection with purchases or sales of securities for the account of a Fund, neither the Subadviser nor any of the Subadviser’s directors, officers, or employees shall act as a principal or agent or receive any commission except as permitted by the 1940 Act.

(b)       Placement of Orders. The Subadviser shall arrange for the placing of all orders for the purchase and sale of securities for each Fund’s account with brokers or dealers selected by the Subadviser. The Subadviser shall place these orders with or through such persons, brokers, or dealers chosen by the Subadviser to carry out the policy with respect to brokerage set forth in the Fund’s Prospectus or as the Board or the Adviser may direct in writing from time to time, in conformity with all federal securities laws and subject to the provisions of Section 4 of this Agreement.

(c)       Best Execution. In executing Fund transactions and selecting brokers or dealers, the Subadviser is directed at all times to use the Subadviser’s best efforts to seek on behalf of each Fund the most-favorable execution, net price, and best overall terms available under the circumstances. In assessing the best overall terms available for any transaction, the Subadviser shall consider all factors that the Subadviser deems relevant, including, among other factors, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The Subadviser shall have the express authority to negotiate, open, continue, and terminate brokerage accounts and other trading arrangements with respect to all portfolio transactions entered into by the Subadviser for a Fund.

(d)       Access To Brokerage and Research. It also is understood that it is desirable for each Fund that the Subadviser have access to brokerage and research services provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers, consistent with Section 28(e) of the 1934 Act and any Commission staff interpretations thereof. The Subadviser, therefore, is authorized to place orders for the purchase and sale of securities for the Fund with these brokers, subject to review by the Adviser and the Board from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by these brokers may be useful to the Subadviser in connection with the Subadviser’s or the Subadviser’s affiliates’ services to other clients.

In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Subadviser, therefore, also may consider the “brokerage and research services” provided (as this term is defined in Section 28(e) of the 1934 Act). Consistent with any guidelines established by the Board and Section 28(e) of the 1934 Act, the Subadviser is authorized to pay to a broker or dealer who provides said brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Subadviser in good faith determines that this commission was reasonable in relation to the value of the brokerage and research services provided by the broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Subadviser to the Subadviser’s discretionary clients, including the Funds.

(e)       Affiliated Brokers. The Subadviser or any of the Subadviser’s affiliates may act as broker in connection with the purchase or sale of securities or other investments for a Fund, subject to: (a) the requirement that the Subadviser seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in the Fund’s current Registration Statement; (b) the provisions of the 1940 Act; (c) the provisions of the Advisers Act; (d) the provisions of the 1934 Act; and (e) other provisions of applicable law. These brokerage services are not within the scope of the duties of the Subadviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Subadviser or the Subadviser’s affiliates may receive brokerage commissions, fees, or other remuneration from a Fund for these services in addition to the Subadviser’s fees for services under this Agreement.

(f)       Aggregated Transactions. The Subadviser is authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser, the Subadviser, or the Trust’s principal underwriter) if the Subadviser believes that the quality of the transaction and the commission are comparable to what these would be with other qualified firms. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable law and regulations, may aggregate the order for securities to be sold or purchased. In said event, the Subadviser shall allocate securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, in the manner the Subadviser reasonably considers to be equitable and consistent with the Subadviser’s fiduciary obligations to the Fund and to such other clients under the circumstances.

(g)       Reporting of Transactions. The Subadviser shall provide each Fund’s custodian on each business day with information relating to all transactions concerning the Assets and shall provide the Adviser with such information upon request of the Adviser and shall otherwise shall cooperate with and provide reasonable assistance to the Adviser, the Trust’s administrator, the Trust’s custodians and foreign custodians, the Trust’s transfer agent and pricing agents, and all other agents and representatives of the Trust.

33.	Custody.

Nothing in this Agreement shall permit the Subadviser to take or receive physical possession of cash, securities, or other investments of a Fund.

34.	Allocation of Charges and Expenses.

The Subadviser shall bear the Subadviser’s own costs of providing services hereunder. Other than as herein specifically indicated, the Subadviser shall not be responsible for a Fund’s or the Adviser’s expenses, including brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments.

35.	Representations, Warranties, and Covenants.

(a)       Properly Registered. The Subadviser is registered as an investment adviser under the Advisers Act, and shall remain so registered for the duration of this Agreement. The Subadviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and, to the best knowledge of the Subadviser, there is no proceeding or investigation that reasonably is likely to result in the Subadviser being prohibited from performing the services contemplated by this Agreement. The Subadviser agrees promptly to notify the Trust of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser to an investment company. The Subadviser is in compliance in all material respects with all applicable federal and state law in connection with the Subadviser’s investment management operations.

(b)       ADV Disclosure. The Subadviser has provided the Adviser and the Trust with a copy of Part 1 of the Subadviser’s Form ADV, as most-recently filed with the Commission, and with a copy of Part 2 of the Subadviser’s Form ADV, as most-recently updated, and, promptly after filing any amendment to the Subadviser’s Form ADV with the Commission or updating Part 2 of the Subadviser’s Form ADV, shall furnish a copy of said amendments or updates to the Adviser and the Trust. The information contained in the Adviser’s Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which said statements were made, not misleading.

(c)       Fund Disclosure Documents. The Subadviser has reviewed, and in the future shall review, the Registration Statement, summary prospectus, prospectus, statement of additional information, periodic reports to shareholders, reports and schedules filed with the Commission (including any amendment, supplement, or sticker to any of the foregoing), and advertising and sales material relating to each Fund (collectively the “Disclosure Documents”), and represents and warrants that said Disclosure Documents contain or shall contain no untrue statement of any material fact and do not and shall not omit any statement of material fact required to be stated therein or necessary to make the statements therein not misleading.

(d)       Use of the Name “Catholic Responsible Investments”. Subject to the terms set forth in Section 8(a) of this Agreement, the Subadviser has the right to use the name “Catholic Responsible Investments” in connection with the Subadviser’s services to the Trust, and the Trust shall have the right to use the name “William Blair Investment Management, LLC” in connection with the management and operation of each Fund until this Agreement is terminated as set forth herein. The Subadviser is not aware of any threatened or existing actions, claims, litigation, or proceedings that adversely would affect or prejudice the rights of the Subadviser or the Trust to use the names “Catholic Responsible Investments” and “William Blair Investment Management, LLC.”

(e)       Insurance. The Subadviser maintains errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Trust: (i) of any material changes in the Subadviser’s insurance policies or insurance coverage; or (ii) of a material change in the Subadviser’s available coverage amounts applicable to this Agreement, due to a material claim on the Subadviser’s insurance policies. Furthermore, the Subadviser, upon reasonable request, shall provide the Trust with any information that the Subadviser reasonably may require concerning the amount of or scope of said insurance.

(f)       No Detrimental Agreement. The Subadviser represents and warrants that the subadviser has no arrangement or understanding with any party, other than the Adviser and the Trust, that would influence the decision of the Subadviser with respect to the Subadviser’s selection of securities for a Fund, and that all selections shall be done in accordance with what is in the best interest of the Fund.

(g)       Conflicts. The Subadviser shall act honestly, in good faith, and in the best interests of the Trust, including requiring any of the Subadviser’s personnel with knowledge of Fund activities to place the interest of each Fund first, ahead of said personnel’s own interests, in all personal trading scenarios that may involve a conflict of interest with the Fund, consistent with the Subadviser’s fiduciary duties under applicable law.

(h)       Compliance Program of the Subadviser. The Subadviser represents and warrants that: (a) in accordance with Rule 206(4)-7 under the Advisers Act, the Subadviser has adopted and implemented and shall maintain written policies and procedures reasonably designed to prevent violation by the Subadviser and the Subadviser’s supervised persons (as this term is defined in the Advisers Act) of the Advisers Act and the rules that the Commission has adopted under the Advisers Act; and (b) to the extent that the Subadviser’s activities or services reasonably could be expected materially to affect a Fund, the Subadviser has adopted and implemented and shall maintain written policies and procedures that the Trust’s chief compliance officer determines are reasonably designed to prevent violation of the “federal securities laws” (as this term is defined in Rule 38a-1 under the 1940 Act) by the Funds and the Subadviser (the policies and procedures referred to in this Section 7(h) are referred to herein as the Subadviser’s “Compliance Program”).

(i)       Representations. The representations and warranties in this Section 7 shall be deemed to be made on the date that this Agreement is executed and at the time of delivery of the quarterly compliance report required by Section 3(a) of this Agreement, whether or not specifically referenced in said report.

8.	Use of Names.

(a)       The Name “Catholic Responsible Investments”. The Adviser grants to the Subadviser a sub-license to use the name “Catholic Responsible Investments” (the “Name”). The foregoing authorization by the Adviser to the Subadviser to use the Name is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the Name; the Subadviser acknowledges and agrees that, as between the Subadviser and the Adviser, the Adviser has the right to use, or authorize others to use, the Name. The Subadviser shall use the Name only in a manner consistent with uses approved by the Adviser. Notwithstanding the foregoing, neither the Subadviser nor any affiliate or agent of the subadviser shall make reference to or use the Name or any of Adviser’s respective affiliates or clients names without the prior approval of Adviser, which approval shall not be unreasonably withheld or delayed; provided, that the Subadviser is authorized to disclose the Name and the Adviser’s and each Fund’s identities as clients of the Subadviser in any representative client list prepared by the Subadviser for use in marketing materials. The Subadviser hereby agrees to make all reasonable efforts to cause any affiliate or agent of the Subadviser to satisfy the foregoing obligation in connection with any services said affiliates or agents provide to the Subadviser or to a Fund under this Agreement. The Adviser has obtained all licenses and permissions necessary for the Subadviser to use any index data provided to the Subadviser by the Adviser or Adviser’s agent under this Agreement and the Subadviser is not required to obtain any said licenses or permissions itself .

The Trust grants to the Subadviser a sub-license to use a Fund’s name or the Funds’ names (collectively, a “Fund Name”). The foregoing authorization by the Trust to the Subadviser to use a Fund Name is not exclusive of the right of the Adviser itself to use, or to authorize others to use, a Fund Name. The Subadviser shall use a Fund Name only in a manner consistent with uses approved by the Trust. The Subadviser hereby agrees to make all reasonable efforts to cause any affiliate or agent of the Subadviser to satisfy the foregoing obligation in connection with any services said affiliates or agents provide to the Subadviser or to a Fund under this Agreement.

(b)        The Name “William Blair Investment Management, LLC”. The Subadviser grants to the Adviser and Trust a sub-license to use the name “William Blair Investment Management, LLC” (the “Subadviser Name”) in connection with the Funds. The foregoing authorization by the Subadviser to the Adviser to use the Subadviser Name is not exclusive of the right of the Subadviser itself to use, or to authorize others to use, the Subadviser Name; the Adviser acknowledges and agrees that, as between the Adviser and the Subadviser, the Subadviser has the right to use, or authorize others to use, the Subadviser Name. The Adviser shall use the Subadviser Name only in a manner consistent with uses approved by the Subadviser. Notwithstanding the foregoing, neither the Adviser nor any affiliate or agent of the Adviser shall make reference to or use the Subadviser Name or any of the Subadviser’s respective affiliates’ or clients’ names without the prior approval of the Subadviser, which approval shall not be unreasonably withheld or delayed. The Adviser hereby agrees to make all reasonable efforts to cause the Trust and any affiliate or agent of the Adviser to satisfy the foregoing obligation. The sub-license granted herein in regard to a Fund shall terminate in the event that the Subadviser no longer is a subadviser to the Fund.

9.	Subadviser’s Compensation.

The Adviser shall pay to the Subadviser, as compensation for the Subadviser’s services hereunder, a fee, determined as described in Schedule A that is attached hereto and made a part hereof. Said fee shall be computed daily and paid not less than monthly in arrears by the Adviser. A Fund shall have no responsibility for any fee payable to the Subadviser.

The Subadviser shall be compensated based on the portion of Fund Assets allocated to the Subadviser by the Adviser. The method for determining net assets of a Fund for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of Fund shares as described in the Fund’s prospectus. In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in said month.

10.	Independent Contractor.

In the performance of the Subadviser’s duties hereunder, the Subadviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent a Fund, the Trust, or the Adviser in any way or otherwise be deemed to be an agent of the Fund, the Trust, or the Adviser. If any occasion should arise in which the Subadviser gives any advice to the Subadviser’s clients concerning the shares of a Fund, the Subadviser shall act solely as investment counsel for said clients and not in any way on behalf of the Fund.

11.	Assignment and Amendments.

This Agreement automatically shall terminate, without the payment of any penalty, either: (i) in the event of the Agreement’s “assignment” (as that term is defined in Section 2(a)(4) of the 1940 Act); or (ii) in the event of the termination of the Management Agreement; provided, that said termination shall not relieve the Adviser or the Subadviser of any liability incurred hereunder.

This Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

12.	Duration and Termination.

This Agreement shall become effective as of the date executed and shall remain in full force and effect continually thereafter, subject to renewal as provided in Section 12(c) hereof and unless terminated automatically as set forth in Section 11 hereof or until terminated as follows:

(z)       The Trust may cause this Agreement to terminate either (i) by vote of the Trust’s Board or (ii) with respect to a Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund; or

(aa) The Adviser at any time may terminate this Agreement by not more than sixty (60) days’ nor less than thirty (30) days’ written notice delivered or mailed by registered mail, postage prepaid, to the Subadviser and the Trust; or

(bb) The Subadviser at any time may terminate this Agreement by not more than sixty (60) days’ nor less than thirty (30) days’ written notice delivered or mailed by registered mail, postage prepaid, to the Adviser and the Trust; or

(cc) This Agreement automatically shall terminate two (2) years from the date of the Agreement’s execution unless the Agreement’s renewal specifically is approved at least annually thereafter by: (i) a majority vote of the Trustees, including a majority vote of said Trustees who are not interested persons of the Trust, the Adviser, or the Subadviser, at a meeting called for the purpose of voting on said approval; or (ii) the vote of a majority of the outstanding voting securities of the Fund; provided, however, that, if the continuance of this Agreement is submitted to the shareholders of the Fund for the shareholders’ approval and said shareholders fail to approve said continuance of this Agreement as provided herein, the Subadviser may continue to serve hereunder as to the Fund in a manner consistent with the 1940 Act and the rules and regulations thereunder; and

(dd) Termination of this Agreement pursuant to this Section shall be without payment of any penalty.

In the event of termination of this Agreement for any reason, the Subadviser, immediately upon notice of termination or on such later date as may be specified in said notice, shall cease all activity on behalf of a Fund and with respect to any of the Fund’s assets, except as expressly directed by the Adviser or as otherwise required by any fiduciary duties of the Subadviser under applicable law. In addition, the Subadviser shall deliver the Fund’s Books and Records to the Adviser and the Trust by such means and in accordance with such schedule as the Adviser and the Trust, respectively, shall direct and otherwise shall cooperate, as reasonably directed by the Adviser and the Trust, in the transition of portfolio asset management to any successor of the Subadviser, including the Adviser.

13.	Certain Definitions.

For the purposes of this Agreement:

(a)       “Affirmative vote of a majority of the outstanding voting securities of the Fund” shall have the meaning as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

(b)       “Interested persons” and “Assignment” shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

14.	Liability of the Subadviser.

(a)       The Subadviser shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of statements in a Fund’s Disclosure Documents relating to the Subadviser and the Subadviser’s affiliates, the Fund’s investment strategies and related risks, and other information supplied by the Subadviser for inclusion therein.

(b)       The Subadviser shall be liable to a Fund for any loss (including transaction costs) incurred by the Fund as a result of any investment or trade error made by the Subadviser in contravention of: (i) any investment policy, guideline, or restriction set forth in the Registration Statement or as approved by the Board from time to time and provided to the Subadviser; or (ii) applicable law, including, but not limited to, the 1940 Act and the Code (including, but not limited to, the Fund’s failure to satisfy the diversification or source of income requirements of Subchapter M of the Code) (the investments described in this subsection (b) collectively are referred to as “Improper Investments”).

(c)       The Subadviser shall indemnify and hold harmless the Trust, each affiliated person of the Trust within the meaning of Section 2(a)(3) of the 1940 Act, and each person who controls the Trust within the meaning of Section 15 of the 1933 Act (any said person, an “Indemnified Party”) against any and all losses, claims, damages, expenses, or liabilities (including the reasonable cost of investigating and defending any alleged loss, claim, damage, expense, or liability and reasonable counsel fees incurred in connection therewith) to which any said person may become subject under the 1933 Act, the 1934 Act, the 1940 Act, or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages, expenses, or liabilities (or actions in respect thereof) arise out of or are based upon: (i) a material breach by the Subadviser of this Agreement or of the representations and warranties made by the Subadviser herein; (ii) any Improper Investment; (iii) any untrue statement of a material fact by the Subadviser contained in any Disclosure Document relating to the Subadviser and the Subadviser’s affiliates, each Fund’s investment strategies and related risks, and other information supplied by Subadviser for inclusion therein, or the omission by the Subadviser from a Disclosure Document of a material fact regarding the Subadviser or the Subadviser’s investment program required to be stated therein or necessary to make the statements therein not misleading; or (iv) the Subadviser’s performance or non-performance of the Subadviser’s duties hereunder; provided, however, that nothing herein shall be deemed to protect any Indemnified Party who is a Trustee or officer of the Trust against any liability to the Trust or to the Trust’s shareholders to which said Indemnified Party otherwise would be subject by reason or willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of said person’s office with the Trust.

15.	Confidentiality.

(ee) From time to time, a party may disclose, exchange, or make available, the party’s “Confidential Information” (as that term is defined below) to the other parties. For purposes of this Agreement, “Confidential Information” shall mean any information, data, or materials pertaining to a party’s (“Discloser”) or the party’s affiliates’ or subsidiaries’ business, financial, or internal plans or affairs, regardless of form of communication (whether oral, in hard copy, electronic, or any other medium whatsoever), and whether furnished before, on, or after the date of this Agreement, that is not currently available to the general public, and for which the owning party derives actual or potential value from said unavailability.

(ff) Confidential Information shall NOT include: (a) any information that is or becomes generally available to the public through no breach of this Agreement by recipient (“Recipient”); (b) any information that is disclosed to Recipient on a non-confidential basis by a third party who, to Recipient’s knowledge after due inquiry, has legitimate possession thereof and the unrestricted right to make this disclosure; and (c) any information developed by Recipient independently of, and without reference to, any Confidential Information disclosed by Discloser to Recipient.

(gg) Recipient acknowledges that any Confidential Information provided by Discloser shall be used by Recipient solely for purposes related to the Agreement, and, except as provided in a subsequent written agreement between the parties, the provision of Confidential Information shall not be construed as creating any express or implied license to develop or otherwise use the Confidential Information in any manner. Recipient agrees: (a) to take reasonable steps to safeguard the Confidential Information from theft, piracy, or unauthorized access, and to hold the Confidential Information in strict confidence and secrecy using at least the same level of care and protection against disclosure as Recipient uses in protecting Recipient’s own confidential and proprietary information; (b) not to use the Confidential Information for any purpose other than those purposes related to this Agreement; (c) not to reveal or disclose the Confidential Information to any individual, firm, or entity without the prior written consent of Discloser, other than as set forth in (e) below; (d) to inform third-party recipients of the confidential nature of the Confidential Information; and (e) to disclose Confidential Information to Recipient’s officers, directors, representatives, agents, or employees only on a “need-to-know” basis and to inform these individuals of their obligations under this Agreement, taking such steps as may be reasonable in the circumstances, or as may be reasonably requested by Discloser, to prevent any unauthorized disclosure, copying, or use of the Confidential Information. Neither Discloser nor any of Discloser’s officers, directors, employees, or controlling persons make any express or implied representation or warranty as to the completeness and accuracy of any Confidential Information, and Recipient agrees that none of these persons shall have any liability to Recipient or any of Recipient’s representatives and agents relating to or arising from the use of any Confidential Information or for any errors therein or omissions therefrom.

(hh) Recipient acknowledges that any Confidential Information provided pursuant to this Agreement constitutes unique, valuable, and special business of Discloser. Recipient agrees that a violation of any material provision of this Agreement may cause Discloser irreparable injury for which Discloser would have no adequate remedy at law, and agrees that Discloser may be entitled to seek immediate injunctive relief prohibiting said violation, without bond, in addition to any other rights and remedies available to Discloser.

(ii)       Neither party shall be liable for disclosure of Confidential Information made to any court of proper jurisdiction, regulatory, self-regulatory, governmental agency or examining authority having jurisdiction over either party and pursuant to subpoena, court order, or other legal process or as otherwise required by law or regulation. Recipient shall provide the Discloser with prompt written notice of said request or requirement for disclosure, unless prevented by applicable law or regulation. If requested, Recipient shall reasonably cooperate at Discloser’s expense in defending against any said court or administrative order.

(jj) It is understood and agreed that regulators having jurisdiction over any of the parties shall have unrestricted access to all books, records, files, and other materials in a party’s possession, including the Confidential Information, and disclosure of the Confidential Information to these persons solely for purposes of supervision or examination may occur without written notice to or authorization from the Discloser.

16.	Enforceability.

Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall be ineffective, as to said jurisdiction, to the extent of said invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

17.	Limitation of Liability.

The parties to this Agreement acknowledge and agree that all litigation arising hereunder, whether direct or indirect, and of any and every nature whatsoever shall be satisfied solely out of the assets of a Fund and that no Trustee, officer or holder of shares of beneficial interest of the Fund shall be personally liable for any of the foregoing liabilities.

18.	Change In the Adviser’s Ownership.

The Subadviser agrees that the Subadviser shall notify the Trust of any anticipated or otherwise reasonably foreseeable change in the ownership of the Subadviser that could: (i) materially impact the services provided by the Subadviser to a Fund, or (ii) that could result in a change of control under Section 15(a)(4) of the 1940 Act, within a reasonable time prior to said change being effected.

19.	Jurisdiction.

This Agreement shall be governed by and construed in accordance with the substantive laws of the State of Delaware, and the Subadviser consents to the jurisdiction of courts, both state and federal, in Delaware, with respect to any dispute under this Agreement.

20.	Paragraph Headings.

The headings of paragraphs contained in this Agreement are provided for convenience only, form no part of this Agreement, and shall not affect this Agreement’s construction.

21.	Counterparts.

This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.

CHRISTIAN BROTHERS INVESTMENT SERVICES, INC.

By:	/s/ Jeffrey A. McCroy
Name:	Jeffrey A. McCroy
Title:	President & CEO

WILLIAM BLAIR INVESTMENT MANAGEMENT, LLC

By:	/s/ Doug Kryscio
Name:	Doug Kryscio
Title:	Partner

ACKNOWLEDGED & ACCEPTED BY:

CATHOLIC RESPONSIBLE INVESTMENTS FUNDS

By:	/s/ Michael G. Beattie
Name:	Michael G. Beattie
Title:	President

SCHEDULE A

to the

SUBADVISORY AGREEMENT

dated June 28, 2024, between

CATHOLIC RESPONSIBLE INVESTMENTS FUNDS

and

WILLIAM BLAIR INVESTMENT MANAGEMENT, LLC

The Adviser shall pay to the Subadviser as compensation for the Subadviser’s services rendered, a fee, computed daily at an annual rate based on the average daily net assets of the respective Fund as may be allocated by the Adviser to the Subadviser from time to time in accordance with the following fee schedule:

Fund	Rate
Catholic Responsible Investments Multi-Style US Equity Fund	[REDACTED]